UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21673

THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2008

Date of reporting period: February 29, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

Global Real Estate Investment

International Value

International Growth

Small-Mid Cap Value

Small-Mid Cap Growth

Global Value

Global Research Growth

Short Duration Bond

Intermediate Duration Bond

Inflation-Protected Securities

High-Yield

February 29, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 24, 2008

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the semi-annual reporting period ended February 29, 2008.

The tables on pages 26 – 29 show each Portfolio’s performance for the six- and 12-month periods ended February 29, 2008, compared to their respective benchmarks. Additional performance can be found on pages 30 – 32. Each Portfolio’s benchmark is as follows: U.S. Value Portfolio—Russell 1000 Value Index; U.S. Large Cap Growth Portfolio—Russell 1000 Growth Index; Global Real Estate Investment Portfolio—Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Global Real Estate (RE) Index; International Value Portfolio—Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index; International Growth Portfolio—MSCI EAFE Growth Index and MSCI AC World ex-U.S. Index; Small-Mid Cap Value Portfolio—Russell 2500 Value Index; Small-Mid Cap Growth Portfolio—Russell 2500 Growth Index; Global Value Portfolio—MSCI World Index; Global Research Growth Portfolio—MSCI World Index; Short Duration Bond Portfolio—Merrill Lynch 1-3 Year Treasury Index; Intermediate Duration Bond Portfolio—LB U.S. Aggregate Index; Inflation-Protected Securities Portfolio—LB 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index; High-Yield Portfolio—LB U.S. High Yield 2% Issuer Cap Index.

U.S. Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market.

The Portfolio’s investment policies emphasize investment in companies that the Adviser’s Bernstein unit (“Bernstein”) determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies.

Investment Results

The Portfolio underperformed the benchmark, the Russell 1000 Value Index, for the six-month period ended February 29, 2008. Adverse stock selection within the financials sector offset the benefits of the Portfolio’s underweight position in the sector relative to the benchmark. Energy and consumer discretionary holdings also detracted from the Portfolio’s return, while strong performance from holdings within information technology contributed positively to the Portfolio’s performance. Benefits from the Portfolio’s overweight positions in materials and consumer staples were offset by underweight positions in utilities and energy relative to the benchmark.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

The Portfolio also underperformed the benchmark for the 12-month period ended February 29, 2008. Again, stock selection within financials offset the benefits of the Portfolio’s underweight position in the sector. Energy and consumer discretionary holdings detracted from performance, while holdings within information technology and materials benefited the Portfolio’s return. Benefits from the Portfolio’s overweight positions in materials and consumer staples were offset by underweight positions in utilities and energy.

Market Review and Investment Strategy

The summer of 2007 saw heightened market anxiety, as rising delinquency rates for U.S. subprime mortgages led to deterioration in the housing and mortgage-related credit markets, sparking greater sensitivity to risk across capital markets. After rallying early in the fall of 2007 following the U.S. Federal Reserve’s (the “Fed’s”) interest rate cuts, U.S. stocks declined again amid the continuing global credit crisis and growing worries about the outlook for the economy and bank losses. These fears were realized in January and February of 2008, as financial institutions continued to write down assets and credit-market turmoil worsened. As a result, equity-market volatility has remained elevated from the unusually low level that had prevailed for an extended period before the subprime mortgage crisis struck.

Stress was concentrated in the financials, housing and consumer discretionary sectors, all of which significantly underperformed the market. This led valuation spreads, the difference between over- and undervalued securities, to widen from the unusually low levels observed during the last several years to an average level. The U.S. Value Investment Policy Group (the “Group”) believes that anxiety creates opportunity, and continues to monitor the market for opportunities to take advantage of investor overreaction that may arise, for example, as a result of the ongoing stress in the credit markets. As always, the Group continues to tap the resources of its extensive research effort to help uncover the value opportunities that do exist.

U.S. Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a relatively small number of large, intensively researched U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies. The Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase. The Adviser looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

2	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Investment Results

The Portfolio modestly underperformed its benchmark, the Russell 1000 Growth Index, for the six-month period ended February 29, 2008. The Portfolio lost the most ground relative to the benchmark in the financials sector largely due to adverse stock selection, although overweighting this underperforming sector in the Portfolio also detracted from performance relative to the benchmark. In the information technology and energy sectors, the Portfolio lagged the benchmark due to weaker stock selection. The Portfolio gained the most ground relative to the benchmark in the health care sector, due entirely to stronger stock selection. In the materials and industrials sectors, the Portfolio outperformed the benchmark due to superior stock selection.

The Portfolio again modestly underperformed its benchmark for the 12-month period ended February 29, 2008. Overweighting the underperforming financials sector and weak security selection accounted for most of the Portfolio’s underperformance. As in the six-month period, the Portfolio lagged the benchmark in the information technology and energy sectors due to adverse stock selection. In the health care, materials and industrial sectors, the Portfolio outperformed the benchmark primarily due to solid stock selection.

Market Review and Investment Strategy

U.S. equity markets were mixed for the 12-month period ended

February 29, 2008, with the S&P 500 Stock Index losing -3.60%. Growth stocks outperformed value stocks, with the Russell 1000 Growth Index up 0.40%, while the Russell 1000 Value Index lost -7.91%. The markets were significantly down in January 2008, with the S&P 500 Stock Index posting its worst return to start a new year since 1990 as investors became concerned the economy would slip into a recession.

The Portfolio’s performance continued to reflect the market’s reluctance to accept higher multiple growth stocks. The Portfolio’s U.S. Large Cap Growth Group (the “Group”) viewed this as an opportunity. The Group’s outlook that many of the stocks in the Portfolio have experienced precipitous price declines remains unchanged. Thus the Group continues to focus the Portfolio on companies with the strongest fundamentals, where the market has become indiscriminately negative. The Group has incorporated the slowing economy and a challenged U.S. consumer into the Portfolio’s construction by maintaining an underweight in consumer discretionary and credit-sensitive financial stocks.

Global Real Estate Investment Portfolio

Investment Objective and Policies

The Portfolio seeks total return from a combination of income and long-term growth of capital. The Portfolio invests primarily in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. Under

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Portfolio has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market.

Investment Results

The Portfolio outperformed the benchmark, the FTSE EPRA/NAREIT Global RE Index, for the six-month period ended February 29, 2008, although both the Portfolio and the benchmark performed in the negative. Outperformance versus the benchmark benefited from security selection and country exposure.

During the six-month period, security selection in Hong Kong and the U.S. were important contributors to the Portfolio’s relative performance. Conversely, the Portfolio’s holdings in Japanese developers detracted from relative performance. The Portfolio continued to benefit from investments in developers located in Hong Kong.

These developers’ business strategy typically combines exposures to residential markets in their development businesses, and exposures to office markets in their investment business. Residential apartment fundamentals in Hong Kong remain strong: Supply-demand is favorable for investors, with private housing vacancy under 3% and deliveries, or apartment units, at approximately half of long-term average take-up, or demand, rates. Household income is surging—comparisons versus 2006 were in the high single digits as of the end of 2007—and mortgage rates have declined versus a year ago. Unemployment rate is at less than 3.5%. In addition, corporate- and income-tax breaks have been announced.

Office fundamentals are also strong with demand driven by increases in staff and continued hiring into 2008, and by Chinese institutions that are expanding into Hong Kong. As a result, recent absorption of space has been strong. All of this bodes well for household confidence. However, this positive environment is somewhat tempered by concerns related to a global growth slowdown and the impact of the credit crisis on Hong Kong, a financial hub, so the contribution of the Portfolio’s Hong Kong investments weakened toward the end of the six-month period ended February 29, 2008.

The Portfolio’s U.S. health care positions also contributed to relative six-month outperformance. Investors’ fears of the impact of U.S. housing declines on seniors’ enrollment in assisted living and nursing home facilities diminished as facility occupancies

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

continued to strengthen, and business fundamentals remained solid. The Portfolio’s exposure to Japanese developers, however, detracted from performance. Japanese corporations have become cautious and economic growth has weakened. Recently, the credit crisis appears to have contributed to halting further improvement in local market rents. However, occupancy has remained high and expiring rents are below spot market rates (rental rates currently prevailing, and rates for spaces immediately available in the market), giving owners the opportunity to increase revenues as leases expire. The result of solid fundamentals was reflected in reported earnings for the Portfolio’s Japanese investments that were all in line or ahead of estimates.

The Portfolio outperformed the benchmark for the 12-month period ended February 29, 2008, with both the Portfolio and benchmark again performing in the negative. Consistent with semi-annual reporting period results, outperformance versus the benchmark benefited from security selection and country exposure during the 12-month period.

Security selection in Hong Kong, Australia and the U.S. drove relative performance for the 12-month period. The Portfolio’s Hong Kong investments benefited from a focus on residential developers. Limited apartment launches, low inventory and strong demand provided fundamental support to investor optimism. In the U.S., the Portfolio benefited from holding a major hotel name that received an acquisition offer at a significant premium. In Australia, the Portfolio enjoyed strong stock selection in names exposed to the office markets, where market rents experienced a recovery over the 12-month period.

Japan’s real estate performance was poor with one of the Portfolio’s key overweights, a developer/owner, detracting from relative returns. However, property fundamentals were stable in the most important local markets. In particular, developers and investors exposed to the Tokyo central business district (CBD) enjoy solid supply-demand fundamentals. The majority of the Portfolio’s holdings in Japan develop and own office properties in Tokyo’s “Five Wards,” the most important CBD in the country and a place where vacancy rates are under 3%—one of the lowest among large CBD areas in the world—and rents have risen as of the last 12-month period.

Market Review and Investment Strategy

During the six-month period ended February 29, 2008, the decline in global real estate markets was pronounced, with the FTSE EPRA/NAREIT Global RE Index declining -10.59%. During the 12-month period ended February 29, 2008, the FTSE EPRA/NAREIT Global RE Index declined -17.15%.

During the six-month period ended February 29, 2008, commercial real estate equity markets experienced severe stress and a negative total return. The only major real estate market posting positive returns for the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

semi-annual period was Hong Kong. During the period, the United States and global economies began to slow down under the weight of U.S. residential subprime mortgage defaults, which have impacted lenders and intermediaries’ balance sheets in North America and Europe. The global credit squeeze constrained liquidity in the Western world’s global financial markets, and contagion was felt in Australia and some Asian markets. The cost of borrowing has increased and availability of credit has diminished across most markets.

During the latter part of the semi-annual period, concerns over the impact of a credit cycle downturn on consumers, economic growth and real estate valuations dominated capital market sentiment and drove high real estate equity volatility.

Anxiety has been pronounced in real estate equity markets as investors tried to reprice risk in an environment where credit markets had seized up. Real estate has always benefited from liquid debt markets, and cheap and plentiful debt contributed to the real estate pricing strength of recent years. The ongoing credit troubles have severely impacted North America’s mortgage securitization activity, creating medium-term uncertainty. With commercial real estate fundamentals still solid, the ongoing debate for real estate has become how to price risk in an environment where the cost of debt is uncertain. In contrast with the U.S. residential real estate markets, U.S. and foreign commercial real estate fundamentals remain solid, and delin-

quencies in commercial real estate loans are at historically low levels.

The REIT Investment Policy Group (the “Group”) believes the Portfolio is well positioned to withstand a period of turmoil. Stock selection emphasizes companies with ample dividend coverage, reasonable leverage and high-quality tenants. The Group’s global scope will allow it to uncover new opportunities as it focuses on stocks unduly penalized by the market turmoil, attractively valued stocks in markets less affected by spillover from the subprime mortgage crisis, and niche segments where demand dynamics are relatively insulated from the credit crisis.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed or emerging market countries. The Portfolio’s investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Investment Results

The Portfolio underperformed the benchmark, the MSCI EAFE Value Index, for the six-month period ended February 29, 2008. Stock selection

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

within finance and capital equipment detracted from the Portfolio’s performance. On a sector level, overweights in technology/electronics and underweights in telecommunications and consumer staples also detracted from performance, while an underweight in finance added to performance.

The Portfolio slightly outperformed its benchmark for the 12-month period ended February 29, 2008, although both the Portfolio and the benchmark experienced negative returns. The Fund’s performance benefited from an overweight in the industrial commodities sector, as well as underweights in finance and construction and housing. Overweights in technology/electronics stocks also contributed to the Portfolio’s performance. As in the six-month period, stock selection in finance detracted from performance during the 12-month period.

Market Review and Investment Strategy

International equity returns were muted for the six- and 12-month periods ended February 29, 2008. Returns were affected by the fears that credit-market turmoil would spill over into the tangible, “real” economy. The six-month period was punctuated by anxiety about escalating losses among banks and insurers on mortgage-backed securities (MBS). The depth of the downturn in the U.S. housing market, and the possibility of a correction in the U.K. housing market, will be central to the ultimate level of losses on MBS among financial institutions.

The Bernstein Value Team (the “Team’s”) research and experience has taught it to keep portfolio risk proportionate with the value opportunity it identifies. After a lengthy period of compression, valuation spreads are beginning to widen. If this trend continues, the Team may see increased opportunities to raise the Portfolio’s concentration in undervalued industries and companies.

International Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio’s investment process relies upon comprehensive fundamental company research produced by the Adviser’s large research team of analysts covering both developed and emerging markets around the globe. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

Investment Results

The Portfolio outperformed the benchmark, the MSCI EAFE Growth Index, for the six- and 12-month periods ended February 29, 2008. The Portfolio also outperformed the MSCI AC World ex-U.S. Index for the same periods. (During the six-month period, however, both the Portfolio and the benchmarks performed in the negative.) The MSCI EAFE Growth Index will be the Portfolio’s primary benchmark going forward; the Adviser

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

believes that the MSCI EAFE Growth Index is a more appropriate benchmark for the Portfolio in light of the investment strategy of the Portfolio. During the 12-month period, the Portfolio’s largest contributor was an overweight in the energy sector, which outperformed. This outperformance was offset by an overweight in the financials sector, which underperformed. The International Growth Team (the “Team”) trimmed the Portfolio’s financials in both Europe and Australia in the six-month period, and reduced this sector overweight, mitigating some negative sector attribution.

Stock selection remained the dominant driver of the Portfolio’s returns. In particular, materials and telecommunications contributed most positively over both the six- and 12-month periods. European and select Japan industrials also added the most value to 12-month returns in the period ended February 29, 2008. Within materials, companies exposed to iron ore and coking coal (coal used to produce coke in the steel-making process) outperformed substantially as the bulk commodities continued to experience tight supply/demand conditions. While financials continued to be one of the Portfolio’s main detractors, the damage was mitigated over the six-month period, as the Team reduced the Portfolio’s exposure to capital markets companies in favor of exchanges and select asset managers.

Market Review and Investment Strategy

Global equity markets gained in the 12-month period ended February 29,

2008, despite a six-month period rife with anxiety about U.S. subprime mortgages, tremors in the credit markets and fears of slowing economic growth. Economic growth, moderating as of the six-month period, may make it harder for companies to exceed earnings expectations. As a result, global earnings revisions are decelerating, particularly as U.S. earnings have begun to disappoint after an exceptionally long run of upside earnings surprise.

In this vein, investors have gravitated toward the relative stability of large-capitalization companies, particularly in the more turbulent second half of 2007. As well, growth stocks, which tend to be more prized as widespread earnings surprise seems less assured, have outperformed, as highlighted by the MSCI World Growth versus MSCI World Value indices.

The Team has been positioning the Portfolio to capture the gains it expects as slowing economic growth widens valuation distinctions between ordinary companies and the more elite ranks of those better able to sustain upside earnings surprise. Companies in the Portfolio continued to demonstrate strong earnings revision increases relative to the benchmark and sector weightings reflect a diverse range of opportunities.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to

8	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

mid-capitalization U.S. companies generally representing 60-110 companies. For these purposes, “small- and mid-cap companies” are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio’s investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

As a permanent change in strategy, the Bernstein Value Equities Group (the “Group”) has broadened the permissible range of securities for the portfolio from 60-110 to 60-125. The Group believes that a more diversified portfolio, which generally holds a greater number of securities, can be a better way to manage portfolio risk. At this time, the Group is modestly expanding their upper limit of securities that the portfolio is generally allowed to hold in order to have more freedom to manage investment risk. The AllianceBernstein Pooling Portfolios prospectus, which becomes effective on December 31, 2008, will reflect these changes. The Group reserves the right to employ this strategy on an as-needed basis.

Investment Results

The Portfolio outperformed its benchmark, the Russell 2500 Value Index, during both the six- and 12-month periods ended February 29, 2008. Both the Portfolio and the benchmark had negative returns for both periods. The Portfolio’s performance over both periods benefited from sizable contributions from sector selection and even more significant contributions from stock selection.

Favorable stock selection was broadly spread across a number of sectors but was more pronounced in the Portfolio’s industrial resource and capital equipment holdings, which benefited from continued strong global demand for their products. The Portfolio’s financial holdings also contributed positively to performance, aided by an underweight position in companies with more direct exposure to the U.S. mortgage finance contagion. Stock selection within consumer growth holdings was the most notable detractor from performance, as a slowing U.S. economy adversely impacted demand for many of the Portfolio’s holdings in products and services.

Sector selection contributions were also spread across a number of sectors but were more concentrated in the Portfolio’s overweight in industrial resources and capital equipment stocks. The Portfolio’s underweight position in energy was the most sig-

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

nificant detractor during both periods, as higher oil prices drove strong performance in the sector.

Market Review and Investment Strategy

In spite of significant earnings disappointments in 2007, consensus forecasts for 2008 appear to assume that small-capitalization stocks will regain their recent earnings growth edge versus large-capitalization stocks. The Small-Mid Cap Value Investment Policy Group (the “Group”) continues to believe that for smaller stocks as a whole, earnings expectations for 2008 remain too optimistic, valuations too high and valuation spreads between stocks too narrow. In 2007, stocks with greater overseas revenues did markedly better than those that were mostly domestic, and stocks reliant on the U.S. housing sector dramatically underperformed.

The Group’s Portfolio stance remains largely unchanged. The Group continues to emphasize companies with strong historical returns and current success at attractive valuations. These companies have benefited from breadth in their revenue streams, generating a higher share from international markets than the universe as a whole. On average, they also tend to be larger. Thus, the Group believes the Portfolio’s average market cap may be larger than the benchmark for some time to come.

Recent market distress, however, is beginning to create some new opportunities. While the Group’s fundamental and quantitative research suggests caution, in a few instances the return potential appears sufficiently compelling to justify the risk. This research suggests that certain financials, specifically well-capitalized banks and consumer cyclical stocks—most notably those that make and sell high-priced discretionary consumer products—have traded down too far and thus offer attractive investment opportunities.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-cap companies. Because the Portfolio’s definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. Normally, the Portfolio invests in U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio’s investments. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Investment Results

The Portfolio underperformed its benchmark, the Russell 2500 Growth

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Index, amidst a turbulent market for the six-month period ended February 29, 2008. Stock selection, a detractor during the six-month period, was hurt by the market shift to value in early 2008. By sector, stock selection was a negative contributor to performance in each of the six sectors of the Portfolio, with picks in technology proving to be particularly challenging. Relative returns benefited from favorable sector allocation: the benefit from being overweight in the strong-performing energy sector and underweight in the poor-performing financial sector more than offset the negative impact from being underweight in the strong-performing industrial sector. Holding a small amount of cash in a declining market also proved beneficial to relative returns.

The Portfolio declined marginally, yet outperformed its benchmark for the 12-month period ended February 29, 2008. Absolute returns for both the benchmark and the benchmark were negative for the 12-month period. Relative results were positively impacted by the Portfolio’s sizable exposure to faster-growing companies with strong earnings momentum—a segment of the market that led the overall benchmark for most of the period. Stock selection was a positive, as strong picks in consumer/commercial services and health care more than offset disappointing stock selection in technology. As was the case during the six-month period, sector allocation was a minor positive contributor, again benefiting from being overweight in the strong-performing energy sector and underweight in the poor-performing financial sector, which more than offset the negative impact from an underweight in the strong-performing industrial sector.

Market Review and Investment Strategy

U.S. equity markets declined modestly during the 12-month period ended February 29, 2008. Although the first half of the reporting period was relatively calm, the latter half was dominated by escalating anxiety about losses in MBS and a widening credit crisis among financial institutions. Growth stocks started the period strongly, significantly outperforming value stocks during the first ten months of the reporting period. Over this time frame, companies with the strongest earnings revisions and positive earnings surprises—traditional hallmarks of successful growth investments—outperformed the market in the small-cap realm. The first two months of 2008, however, witnessed a dramatic reversal, with growth stocks giving back a sizable portion of the outperformance accumulated over the prior ten months.

Sector allocations within the Portfolio changed modestly during the six-month period ended February 29, 2008. The Portfolio’s Small Cap Growth Investment Team (the “Team”) reduced overweights in technology and consumer/commercial services, using these proceeds to move health care to a modest overweight and to narrow the large underweight in financials. The Portfolio’s largest sector overweight during the six-month period, was energy; the largest underweights remained in industrials and financials.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

Consistent with the Team’s discipline, investments throughout the reporting period emphasized companies it believes may deliver surprisingly strong earnings growth and favorable earnings estimate revisions.

Global Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Portfolio normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio’s investment policies emphasize investment in companies that are determined by Bernstein to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Investment Results

For the six- and 12-month periods ended February 29, 2008, the Portfolio underperformed its benchmark, the MSCI World Index. For both periods, underperformance was due primarily to adverse security selection. For the six- and 12-month periods, stock selection within finance, industrial commodities and consumer cyclical detracted from the Portfolio’s performance. On a sector level, an overweight in finance detracted considerably from performance for the six- and 12-month periods; underweights in consumer staples and utilities impacted the Portfolio’s performance negatively during both the six- and 12-month periods. Conversely, overweighting the industrial commodities sector during both periods was positive for the Portfolio.

Market Review and Investment Strategy

Global equity markets fell over the six- and 12-month periods ended February 29, 2008, according to the MSCI World Index, as investors worried about slowing economic growth coupled with rising inflation and further write-downs by financial companies. Returns were affected by the fears that credit-market turmoil would spill over into the tangible, “real” economy. The six-month period was punctuated by anxiety about escalating losses among banks and insurers on MBS. The depth of the downturn in the U.S. housing market, and the possibility of a correction in the U.K. housing market, will be central to the ultimate level of losses on MBS among financial institutions.

The Bernstein Value Team’s (the “Team’s”) investment philosophy is to keep portfolio risk proportionate with the value opportunity they identify. After a lengthy period of compression, valuation spreads are beginning to widen. If this trend continues, the Team may see increased opportunities to raise the Portfolio’s concentration in undervalued industries and companies.

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Global Research Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Examples of the types of market sectors into which the Adviser may invest the Portfolio’s assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. The Adviser’s Global Research Growth Portfolio Oversight Group (the “Group”), in consultation with the research sector heads, is responsible for determining the market sectors into which the Portfolio’s assets are invested and the percentage allocation into each sector. The Adviser allocates the Portfolio’s investments among the selected market sectors based on its assessment of both current and forecasted economic and investment conditions. A research sector head for each sector is responsible for stock selection within that sector. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups’ top picks for their respective sectors. The Portfolio invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Portfolio also invests in securities of companies in emerging markets.

Investment Results

The Portfolio outperformed the benchmark, the MSCI World Index, during the six-month period ended February 29, 2008, although both the Portfolio and the benchmark performed in the negative. Strong security selection attributed to a majority of the Portfolio’s relative outperformance during the semi-annual period. Stock selection in most sectors made a relative positive contribution to performance, with materials, energy and industrials making the most positive contributions. Security selection in the consumer discretionary, information technology and financial sectors were detractors from relative performance. The Portfolio’s underweight position in the utilities sector and overweight position in the information technology sector had a negative impact on relative performance. The Portfolio’s underweight in the consumer discretionary sector and overweight in the health care sector were positive contributors to relative performance.

On a country level, overweight positions in Brazil and India, and an underweight position in Japan made the most notable positive contributions to relative performance, while the Portfolio’s overweight position in Switzerland and underweight position in Canada detracted from relative performance. Positive security selection within the United Kingdom offset the relative negative contribution from security selection within Switzerland for the six-month period ended February 29, 2008.

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The Portfolio also outperformed its benchmark during the 12-month period ended February 29, 2008. The outperformance can be attributed to favorable security selection in most sectors. Security selection in materials, industrials and energy was particularly meaningful for the period. Metals and mining company securities within the materials sector delivered exceptional relative performance for the period, fueled by the growing demand for raw materials in emerging countries. However, stock selection in financial and consumer discretionary sectors detracted from performance. Overall, sector selection was a modest drag on relative performance led by an overweight in the financial sector and an underweight in the utilities sector. An underweight in the consumer discretionary sector contributed positively to relative performance.

On a country level, overweight positions in Brazil, India and China, and an underweight position in Japan made the most notable contribution to relative performance. The Portfolio’s underweight positions in Germany and Canada, and an overweight position in Switzerland contributed negatively to relative performance. Positive security selection within the United Kingdom was a significant contributor to relative performance. Security selection in Switzerland, United States and Australia hindered relative performance for the six-month period.

Market Review and Investment Strategy

A number of financial institutions started to show significant losses on mortgage-backed securities in the six-month period ended February 29, 2008. Though they originated in the U.S. subprime market, these securities had been repackaged and traded across the globe. Through this volatility, the Fed responded with a number of cuts to the Fed funds rate with the goal of injecting liquidity and restoring confidence in the U.S. financial system. Stocks reacted positively after the initial cut in September 2007; however, market strength proved temporary as investor anxiety increased about the far reaching effects of mortgage-related securities.

Global stock markets were volatile in the 12-month period ended February 29, 2008. A number of events grabbed the market’s attention during the period: the slowing U.S. housing market, the subprime mortgage crisis, the slowdown in U.S. economic growth and significant bank losses.

The Group made several notable changes in sector exposure during the 12-month period ended February 29, 2008. The Portfolio’s exposure to the financial sector was reduced from an overweight to a modest underweight. The Group deemphasized commercial banks and insurance while continuing to overweight capital markets. A small reduction was made in the health care sector, although the Portfolio remains overweight relative to the benchmark. The Group increased the size of the technology sector overweight, most notably adding to computer hardware and software stocks. Several utility stocks were introduced to the Portfolio, bringing the utility weighting from zero at the beginning of the period to a modest

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underweight relative to the benchmark. Finally, the Group maintains an overweight in metals and mining stocks.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, U.S. Dollar- denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Portfolio may invest in many types of fixed-income securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities (ABS), mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers.

Investment Results

A broad liquidity crunch stemming from the subprime mortgage crisis caused the Portfolio to underperform its benchmark, the Merrill Lynch 1-3 Year Treasury Index, for both the six- and 12-month periods ended February 29, 2008, as Treasury yields fell and spreads widened across fixed-income markets. Detracting from the Portfolio’s relative performance for both periods were an underweight in U.S. government debt and exposure to subprime-related ABS and Alt-A mortgage securities, which underperformed. Alt-A, or “alternative” mortgages are home loans made with less than full documentation.

Market Review and Investment Strategy

The 12-month period ended February 29, 2008, has seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime mortgage market spilled over—in the form of a liquidity crunch—into other sectors and asset classes and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

Starting in September 2007, the Fed responded to the crisis with multiple interest rate cuts which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total 225 basis points for the reporting period, including an unprecedented 125 basis point reduction in January 2008. (Note: An additional interest rate cut by the Fed of 0.75% was enacted on March 18, 2008).

There was heightened demand for U.S. Treasuries during the semi-annual reporting period as investors sought less-risky assets in light of the subprime market volatility. For the six-month reporting period, U.S. Treasury holdings outperformed spread sectors on both an absolute- and duration-adjusted basis. Shorter-term yields fell most, with two-year yields losing 252 basis points to return 1.62%, while the 10-year yield lost 102 basis points to end the period at 3.51%. Intermediate-term U.S. Treasuries (5-10 Year) at 10.23% outperformed both shorter maturity

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

(1-3 Year) at 5.93% and longer maturity (15+ Year) Treasuries at 8.89% during the six-month reporting period, according to Merrill Lynch.

During the semi-annual reporting period, the Portfolio’s U.S. Investment Grade: Liquid Markets/Structured Products Investment Team (the “Team”) continued to underweight Treasuries and Agencies. As spreads have widened, more opportunities have been identified within the corporate sector. The Team has reduced the Portfolio’s overweight position in mortgages to fund opportunities in corporates.

Intermediate Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, U.S. Dollar-denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions. The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers.

Investment Results

The Portfolio underperformed the benchmark, the LB U.S. Aggregate Index, for both the six- and 12-month periods ended February 29, 2008. During both periods, the following positions detracted from the Portfolio’s performance: an underweight in Treasuries and Agencies, exposure to subprime-related ABS and collateralized debt obligations (CDOs) as well as Alt-A mortgage securities, an overweight in commercial mortgage-backed securities (CMBS), and positions in high yield and emerging markets. The Portfolio’s exposure to subprime-related ABS and CDOs, as well as Alt-A mortgage securities, detracted from performance despite their AAA and AA ratings. Yield curve positioning also detracted from the Portfolio’s performance.

Market Review and Investment Strategy

The 12-month period ended February 29, 2008, has seen the return of volatility to the capital markets, as the credit crisis in the U.S. subprime mortgage market spilled over—in the form of a liquidity crunch—into other sectors and asset classes and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

Starting in September 2007, the Fed responded to the crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total 225 basis points for the reporting period, including an unprecedented 125 basis point reduction in January 2008. (Note: An additional interest rate cut by

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

the Fed of 0.75% was enacted on March 18, 2008).

There was heightened demand for U.S. Treasuries during the semi- annual reporting period, as investors sought less-risky assets in light of the subprime market volatility. U.S. Treasury holdings outperformed spread sectors on both an absolute- and duration-adjusted basis.

During the six-month period, the Portfolio’s U.S. Investment Grade: Core Fixed Income Team (the “Team”) continued to underweight Treasuries and Agencies. As spreads have widened, the Team has identified more opportunities within the corporate sector. The Team has reduced the Portfolio’s overweight position in mortgages to fund opportunities in corporates.

Inflation-Protected Securities Portfolio

Investment Objective and Policies

The Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in U.S. Dollar-denominated inflation-protected securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities. The Portfolio’s investments in inflation-protected securities include inflation-protected debt securities of varying maturities issued by U.S. or non-U.S. governments, their agencies or instrumentalities and by corporations, and inflation derivatives. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the LB 1-10 Year TIPS Index, which as of October 31, 2007, was 4.04 years. Assets not invested in inflation-protected securities may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, and mortgage-related securities as well as other securities of U.S. and non-U.S. issuers.

Investment Results

The Portfolio slightly underperformed its benchmark, the LB 1-10 Year TIPS Index, for both the six- and 12-month periods ended February 29, 2008. For both periods, the positive impact from yield curve positioning and exposure to Japanese government inflation- linked securities was offset by the negative impact from the Portfolio’s overall duration.

Market Review and Investment Strategy

Fear of the spreading financial crisis and its potential impact on the global economy drove fixed-income yield spreads sharply wider during the semi-annual reporting period. Investor risk aversion significantly increased as economic data pointed to a continued deteriorating economy. In an effort to stem the recent financial turmoil, the Fed moved aggressively to inject liquidity into the financial system and lowered official rates by a total 225 basis points for the reporting period, including an unprecedented 125 basis point reduction in January 2008. (Note: An additional interest rate cut by the Fed of 0.75% was enacted on March 18, 2008).

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U.S. Treasuries posted a strong return of 8.40% for the six-month period ended February 29, 2008, benefiting from the recent flight to quality. Treasury yields fell sharply, with short-term yields edging below 2% as the yield curve steepened. The two-year yield declined 254 basis points to end the period at 1.62%, while the 10-year yield declined 105 basis points to end the period at 3.51%. The yield curve steepened 207 basis points between the two- and 10-year yields. TIPS (as represented by the LB 1-10 Year TIPS Index) posted an absolute return of 11.79% for the semi-annual reporting period. Ten-year TIPS outperformed comparable maturity Treasuries by approximately 110 basis points.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests primarily in high yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio invests in high yield, below-investment-grade debt securities, commonly known as “junk bonds.” The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

Investment Results

The Portfolio underperformed the benchmark, the LB U.S. High Yield 2% Issuer Cap Index, for both the six- and 12-month periods ended February 29, 2008. Both industry and security selection detracted from the Portfolio’s performance. The Portfolio’s underweight in the CCC-rated quality tier contributed positively as lower-quality high yield debt underperformed.

Detracting from performance for both periods was the Portfolio’s underweight in energy, which outperformed, as well as security selection within the cable, utility, wireless communication and lodging/leisure industries. Contributing positively to performance for the 12-month period was the Portfolio’s underweight in the housing industry, which underperformed. Security selection within the diversified media and paper/packaging industries contributed positively for both the six- and 12-month periods ended February 29, 2008.

Market Review and Investment Strategy

Fear of the spreading financial crisis and its potential impact on the global economy drove fixed-income yield spreads sharply wider during the reporting period. Investor risk aversion significantly increased during the semi-annual reporting period as economic data pointed to a continued deteriorating economy. In an effort to stem the recent financial turmoil, the Fed moved aggressively to inject liquidity into the financial system. The Fed funds rate was reduced by a total of 225 basis points for the reporting period, including an unprecedented 125 basis point reduction in January 2008. (Note: An additional interest rate cut by the Fed of 0.75% was enacted on March 18, 2008).

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High yield returns were in negative territory for the reporting period, dampened by increased risk aversion. According to Lehman Brothers, the high yield market posted a return of -1.39% and notably underperformed Treasuries by -10.52% in duration-neutral terms. Treasury securities significantly outperformed during the period, benefiting from the flight to quality.

For the reporting period, lower-rated debt underperformed. By quality tier, BB-rated debt returned 1.16%, B-rated debt returned -0.87% and CCC-rated debt returned -6.16%. Industry returns were somewhat mixed, with defensive issuers faring better and housing-related issuers performing worst. Outperforming industries included banking at 15.87%, pipelines at 5.40%, health care at 5.08%, utilities at 4.68% and supermarkets at 4.01%. Underperforming industries included building materials at -7.14%, communications at -6.97%, brokerage at -6.88% and home construction at -5.88%. High yield spreads widened 299 basis points to end the reporting period at 735 basis points over Treasuries.

Recent data indicates that aggressive action by central banks around the world and robust demand from emerging-market economies may support continued global growth despite weakness in the United States. Global corporate credit metrics also remain strong. On a risk-adjusted basis, the Portfolio’s Global Credit Investment Team (the “Team”) believed that crossover securities (BBB-rated) represented value and therefore increased the Portfolio’s allocation during the reporting period. The Team also underweighted lower-rated CCC issuers as well as leveraged buyouts (LBOs) due to leverage concerns.

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HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, contact your AllianceBernstein representative or call 800.227.4618. You should read the prospectus carefully before you invest.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Pooling Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Global Research Growth Portfolio and the Global Value Portfolio for a portion their expenses to the extent necessary to limit their expenses on an annual basis to .15% of the average daily net assets of their shares. These waivers extend through the Portfolios’ current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Portfolios’ expenses would have been higher and their performance would have been lower than that shown.

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the U.S.

The unmanaged FTSE EPRA/NAREIT Global RE Index is a free-floating, market capitalization-weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. Returns for this Index are net. Net returns approximate the minimum possible dividend reinvestment—the dividend is

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Historical Performance

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HISTORICAL PERFORMANCE

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reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

The unmanaged MSCI EAFE Value Index is a free-float adjusted market capitalization index that is designed to measure developed market value equity performance in 21 countries, excluding the U.S. and Canada. Returns for this Index are net. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

The unmanaged MSCI EAFE Growth Index is a free-float adjusted market capitalization index that is designed to measure developed market growth equity performance in 21 countries, excluding the U.S. and Canada. Returns for this Index are net. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

The unmanaged MSCI AC World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. Returns for this Index are net. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

The unmanaged Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks.

The unmanaged Russell 2500 Growth Index contains those securities in the Russell 2500 Index with a greater-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks.

The unmanaged Merrill Lynch 1-3 Year Treasury Index is composed of U.S. government securities, including agency securities, with remaining maturities of one to three years.

The unmanaged LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

The unmanaged LB 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged LB U.S. Treasury Inflation Notes Index and consists of inflation-protected securities issued by the U.S. Treasury.

The unmanaged LB U.S. High Yield 2% Issuer Cap Index covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in the Index.

An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolio.

A Word About Risk

U.S. Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected.

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U.S. Large Cap Growth Portfolio

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Global Real Estate Investment Portfolio

An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a more diversified Portfolio. The Portfolio’s assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Portfolio includes risks not associated with funds that invest exclusively in U.S. issues. Because the Portfolio will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

International Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Substantially all of the Portfolio’s assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

International Growth Portfolio

Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Growth investing does not guarantee a profit or eliminate risk. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S.

Small-Mid Cap Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small- and mid-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may

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invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

Small-Mid Cap Growth Portfolio

The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency-denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk.

Global Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. A substantial amount of the Portfolio’s assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Portfolio includes risks not associated with funds that invest exclusively in U.S. issues. Because the Portfolio will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

Global Research Growth Portfolio

The Portfolio concentrates its investments in a limited number of industry sectors and issues, and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Portfolio may invest a significant portion of its assets in foreign securities, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as those presented by illiquid securities or thinly traded markets, company management risks, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected.

Short Duration Bond Portfolio

The Portfolio’s assets can be invested in foreign securities, which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging

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markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio’s asset value. To increase yield, the Portfolio can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities which are subject to greater risk than higher-rated securities.

Intermediate Duration Bond Portfolio

The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high yield bonds, otherwise known as “junk bonds,” which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. A fund may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money.

Inflation-Protected Securities Portfolio

Among the principal risks of investing in the Portfolio are interest-rate risk, credit risk and market risk. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses from adverse changes in the market. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.

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(continued from previous page)

High-Yield Portfolio

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	25

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

U.S. VALUE PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	-13.47%	-10.57%

Russell 1000 Value Index	-10.38%	-7.91%

U.S. LARGE CAP GROWTH PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein U.S. Large Cap Growth Portfolio	-7.27%	0.29%

Russell 1000 Growth Index	-6.56%	0.40%

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Portfolio	-9.87%	-16.70%

FTSE EPRA/NAREIT Global RE Index	-10.59%	-17.15%

See Historical Performance and Benchmark disclosures on pages 20 – 25.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

INTERNATIONAL VALUE PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein International Value Portfolio	-10.03%	-4.53%

MSCI EAFE Value Index	-8.25%	-5.07%

INTERNATIONAL GROWTH PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein International Growth Portfolio	-0.19%	7.48%

MSCI EAFE Growth Index	-1.20%	6.92%

MSCI AC World ex-U.S. Index	-1.63%	7.34%

SMALL-MID CAP VALUE PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	-8.47%	-5.48%

Russell 2500 Value Index	-12.63%	-15.50%

See Historical Performance and Benchmark disclosures on pages 20 – 25.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SMALL-MID CAP GROWTH PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio	-11.50%	-0.75%

Russell 2500 Growth Index	-8.82%	-4.27%

GLOBAL VALUE PORTFOLIO*

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Value Portfolio	-11.33%	-6.25%

MSCI World Index	-6.14%	-0.53%

GLOBAL RESEARCH GROWTH PORTFOLIO*

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Research Growth Portfolio	-3.72%	1.19%

MSCI World Index	-6.14%	-0.53%

*	These Portfolios are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 20 – 25.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SHORT DURATION BOND PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio	1.64%	3.27%

Merrill Lynch 1-3 Year Treasury Index	5.93%	9.17%

INTERMEDIATE DURATION BOND PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Intermediate Duration Bond Portfolio	4.34%	5.76%

LB U.S. Aggregate Index	5.67%	7.30%

INFLATION-PROTECTED SECURITIES PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein Inflation-Protected Securities Portfolio	11.71%	15.17%

LB 1-10 Year TIPS Index	11.79%	15.24%

HIGH-YIELD PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 29, 2008	Returns
	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	-1.93%	-3.43%

LB U.S. High Yield 2% Issuer Cap Index	-1.39%	-3.08%

See Historical Performance and Benchmark disclosures on pages 20 – 25.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

(Historical Performance continued on next page)

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 29, 2008
NAV/SEC Returns†
AllianceBernstein U.S. Value Portfolio
1 Year	-10.57%
Since Inception*	5.36%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	0.29%
Since Inception*	6.61%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-16.70%
Since Inception*	13.24%

AllianceBernstein International Value Portfolio
1 Year	-4.53%
Since Inception*	17.73%

AllianceBernstein International Growth Portfolio
1 Year	7.48%
Since Inception*	15.97%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-5.48%
Since Inception*	7.41%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-0.75%
Since Inception*	11.12%

AllianceBernstein Global Value Portfolio
1 Year	-6.25%
Since Inception*	4.13%

AllianceBernstein Global Research Growth Portfolio
1 Year	1.19%
Since Inception*	6.14%

AllianceBernstein Short Duration Bond Portfolio
1 Year	3.27%
Since Inception*	3.73%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.76%
Since Inception*	4.87%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	15.17%
Since Inception*	6.86%

AllianceBernstein High-Yield Portfolio
1 Year	-3.43%
Since Inception*	4.54%

*	Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns.

Global Value Portfolio and Global Research Growth Portfolio are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 20 – 25.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns
AllianceBernstein U.S. Value Portfolio
1 Year	-12.87%
Since Inception*	4.80%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-2.04%
Since Inception*	6.11%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-15.36%
Since Inception*	13.72%

AllianceBernstein International Value Portfolio
1 Year	-5.40%
Since Inception*	17.52%

AllianceBernstein International Growth Portfolio
1 Year	1.37%
Since Inception*	14.29%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-7.16%
Since Inception*	7.59%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-3.12%
Since Inception*	10.56%

AllianceBernstein Global Value Portfolio
1 Year	-8.40%
Since Inception*	3.33%

AllianceBernstein Global Research Growth Portfolio
1 Year	-4.37%
Since Inception*	3.62%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.42%
Since Inception*	3.12%

*	Inception date: 5/20/05 for all Portfolios, except Global Value Portfolio and Global Research Growth Portfolio; their inception date is 6/1/06.

Global Value Portfolio and Global Research Growth Portfolio are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 20 – 25.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns
AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.64%
Since Inception*	4.72%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	14.78%
Since Inception*	6.79%

AllianceBernstein High-Yield Portfolio
1 Year	-3.94%
Since Inception*	4.30%

*	Inception date: 5/20/05.

See Historical Performance and Benchmark disclosures on pages 20 – 25.

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value Portfolio
Actual	$1,000	$865.32	$0.09	0.02%
Hypothetical**	$1,000	$1,024.76	$0.10	0.02%
U.S. Large Cap Growth Portfolio
Actual	$1,000	$927.25	$0.10	0.02%
Hypothetical**	$1,000	$1,024.76	$0.10	0.02%
Global Real Estate Investment Portfolio
Actual	$1,000	$901.31	$0.28	0.06%
Hypothetical**	$1,000	$1,024.57	$0.30	0.06%
International Value Portfolio
Actual	$1,000	$899.73	$0.33	0.07%
Hypothetical**	$1,000	$1,024.52	$0.35	0.07%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Fund Expenses

FUND EXPENSES

(continued from previous page)

	Beginning Account Value September 1, 2007	Ending Account Value February 29, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
International Growth Portfolio
Actual	$1,000	$998.12	$0.35	0.07%
Hypothetical**	$1,000	$1,024.52	$0.35	0.07%
Small-Mid Cap Value Portfolio
Actual	$1,000	$915.32	$0.19	0.04%
Hypothetical**	$1,000	$1,024.66	$0.20	0.04%
Small-Mid Cap Growth Portfolio
Actual	$1,000	$885.00	$0.19	0.04%
Hypothetical**	$1,000	$1,024.66	$0.20	0.04%
Global Value Portfolio
Actual	$1,000	$886.72	$0.70	0.15%
Hypothetical**	$1,000	$1,024.12	$0.75	0.15%
Global Research Growth Portfolio
Actual	$1,000	$962.82	$0.73	0.15%
Hypothetical**	$1,000	$1,024.12	$0.75	0.15%
Short Duration Bond Portfolio
Actual	$1,000	$1,016.36	$0.15	0.03%
Hypothetical**	$1,000	$1,024.71	$0.15	0.03%
Intermediate Duration Bond Portfolio
Actual	$1,000	$1,043.44	$0.15	0.03%
Hypothetical**	$1,000	$1,024.71	$0.15	0.03%
Inflation Protected Securities Portfolio
Actual	$1,000	$1,117.15	$0.21	0.04%
Hypothetical**	$1,000	$1,024.66	$0.20	0.04%
High-Yield Portfolio
Actual	$1,000	$980.69	$0.30	0.06%
Hypothetical**	$1,000	$1,024.57	$0.30	0.06%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Fund Expenses

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

U.S. VALUE PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector and country breakdowns are expressed as percentage of total investments and may vary over time. “Other” country weightings represents 1.3% or less in the following countries: Canada, China, Finland, Israel, Russia and Sweden.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represents 1.0% or less in the following countries: Czech Republic, Hong Kong, Italy, Luxembourg, Russia and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

GLOBAL VALUE PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.2% or less in the following countries: Australia, Belgium, Brazil, Cayman Islands, China, Finland, Hong Kong, India, Luxembourg, Norway, Singapore, South Africa and Thailand.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

GLOBAL RESEARCH GROWTH PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.3% or less in the following countries: Cayman Islands, China, Finland, Hong Kong, Israel, Italy, Luxembourg, Netherlands, Russia, South Africa, South Korea, Sweden, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

SHORT DURATION BOND PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

INFLATION-PROTECTED SECURITIES PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 29, 2008 (unaudited)

HIGH-YIELD PORTFOLIO

*	All data are as of February 29, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 26.9%
Capital Markets – 2.6%
Deutsche Bank AG	114,500	$12,704,920
The Goldman Sachs Group, Inc.	25,000	4,240,750
Merrill Lynch & Co., Inc.	389,500	19,303,620
Morgan Stanley	676,000	28,473,120

		64,722,410

Commercial Banks – 2.8%
Comerica, Inc.	252,300	9,143,352
Fifth Third Bancorp	430,500	9,858,450
Keycorp	89,900	1,982,295
National City Corp.	511,700	8,115,562
SunTrust Banks, Inc.	79,800	4,638,774
U.S. Bancorp	299,300	9,583,586
Wachovia Corp.	395,000	12,094,900
Wells Fargo & Co.	549,200	16,053,116

		71,470,035

Consumer Finance – 0.7%
Discover Financial Services	1,137,300	17,161,857

Diversified Financial Services – 8.3%
Bank of America Corp.	1,964,800	78,081,152
CIT Group, Inc.	425,300	9,450,166
Citigroup, Inc.	2,423,200	57,454,072
JPMorgan Chase & Co.	1,587,000	64,511,550

		209,496,940

Insurance – 11.3%
ACE Ltd.	354,700	19,948,328
Allstate Corp.	488,800	23,330,424
American International Group, Inc.	1,062,700	49,798,122
Chubb Corp.	398,500	20,283,650
Everest Re Group Ltd.	65,500	6,345,640
Fidelity National Financial, Inc. – Class A	522,500	9,201,225
Genworth Financial, Inc. – Class A	739,000	17,130,020
Hartford Financial Services Group, Inc.	299,500	20,935,050
MetLife, Inc.	365,500	21,294,030
Old Republic International Corp.	625,200	8,577,744
PartnerRe Ltd.	66,100	5,082,429
The Progressive Corp.	883,600	16,196,388
RenaissanceRe Holdings Ltd.	128,700	7,065,630
Safeco Corp.	163,500	7,563,510
Torchmark Corp.	101,400	6,110,364
The Travelers Cos, Inc.	509,000	23,622,690
Unum Group	715,800	16,398,978
XL Capital Ltd. – Class A	204,900	7,388,694

		286,272,916

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 1.2%
Federal Home Loan Mortgage Corp.	330,500	$8,321,990
Federal National Mortgage Association	543,000	15,013,950
Washington Mutual, Inc.	481,300	7,123,240

		30,459,180

		679,583,338

Energy – 16.0%
Oil, Gas & Consumable Fuels – 16.0%
Anadarko Petroleum Corp.	372,300	23,730,402
BP PLC (Sponsored) (ADR)	170,700	11,073,309
Chevron Corp.	1,001,700	86,807,322
ConocoPhillips	786,400	65,043,144
Exxon Mobil Corp.	1,630,800	141,895,908
Marathon Oil Corp.	467,000	24,825,720
Occidental Petroleum Corp.	132,300	10,236,051
Royal Dutch Shell PLC (ADR)	171,300	12,239,385
Total SA (ADR)	162,000	12,213,180
Valero Energy Corp.	267,600	15,459,252

		403,523,673

Consumer Discretionary – 10.6%
Auto Components – 1.1%
Autoliv, Inc.	162,800	8,123,720
BorgWarner, Inc.	242,200	10,441,242
Lear Corp.(a)	49,800	1,373,484
Magna International, Inc. – Class A	109,000	7,979,890

		27,918,336

Automobiles – 0.7%
General Motors Corp.	778,000	18,111,840

Hotels, Restaurants & Leisure – 0.3%
McDonald’s Corp.	143,200	7,748,552

Household Durables – 1.0%
Black & Decker Corp.	123,600	8,499,972
Centex Corp.	218,900	4,857,391
KB Home	227,500	5,444,075
Newell Rubbermaid, Inc.	90,900	2,063,430
Pulte Homes, Inc.	262,000	3,547,480

		24,412,348

Leisure Equipment & Products – 0.3%
Brunswick Corp.	420,500	6,849,945

Media – 3.5%
CBS Corp. – Class B	617,300	14,086,786
Gannett Co., Inc.	473,300	14,269,995
Idearc, Inc.	517,200	2,492,904
Time Warner, Inc.	1,016,500	15,867,565

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Viacom, Inc. – Class B(a)	368,800	$14,659,800
The Walt Disney Co.	830,600	26,919,746

		88,296,796

Multiline Retail – 0.8%
Family Dollar Stores, Inc.	383,000	7,334,450
Macy’s, Inc.	556,300	13,729,484

		21,063,934

Specialty Retail – 2.1%
AutoNation, Inc.(a)	175,700	2,559,949
The Gap, Inc.	655,500	13,221,435
Home Depot, Inc.	665,700	17,674,335
Lowe’s Cos, Inc.	246,700	5,913,399
Ltd. Brands, Inc.	282,000	4,300,500
Office Depot, Inc.(a)	813,200	9,246,084

		52,915,702

Textiles, Apparel & Luxury Goods – 0.8%
Jones Apparel Group, Inc.	864,600	12,199,506
VF Corp.	106,935	8,131,337

		20,330,843

		267,648,296

Health Care – 8.8%
Health Care Equipment & Supplies – 0.2%
Covidien Ltd.	95,000	4,065,050

Health Care Providers & Services – 1.3%
AmerisourceBergen Corp. – Class A	156,700	6,537,524
Cardinal Health, Inc.	213,400	12,620,476
McKesson Corp.	234,800	13,796,848

		32,954,848

Pharmaceuticals – 7.3%
Eli Lilly & Co.	296,100	14,810,922
GlaxoSmithKline PLC (ADR)	301,400	13,234,474
Johnson & Johnson	392,000	24,288,320
Merck & Co., Inc.	507,800	22,495,540
Pfizer, Inc.	3,323,600	74,049,808
Sanofi-Aventis SA (ADR)	324,800	12,046,832
Wyeth	563,300	24,571,146

		185,497,042

		222,516,940

Industrials – 8.8%
Aerospace & Defense – 1.0%
Lockheed Martin Corp.	30,400	3,137,280
Northrop Grumman Corp.	285,100	22,411,711

		25,548,991

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.8%
Allied Waste Industries, Inc.(a)	1,021,400	$10,561,276
Pitney Bowes, Inc.	245,800	8,794,724

		19,356,000

Industrial Conglomerates – 5.0%
3M Co.	98,900	7,753,760
General Electric Co.	2,913,700	96,560,018
Tyco International Ltd.	553,700	22,181,222

		126,495,000

Machinery – 1.9%
Caterpillar, Inc.	218,100	15,775,173
Cummins, Inc.	81,000	4,080,780
Eaton Corp.	26,100	2,104,443
SPX Corp.	132,300	13,534,290
Terex Corp.(a)	161,100	10,866,195

		46,360,881

Road & Rail – 0.1%
Avis Budget Group, Inc.(a)	273,600	3,127,248

		220,888,120

Consumer Staples – 8.7%
Beverages – 1.0%
The Coca-Cola Co.	51,900	3,034,074
Coca-Cola Enterprises, Inc.	224,800	5,491,864
Molson Coors Brewing Co. – Class B	308,000	16,619,680

		25,145,618

Food & Staples Retailing – 1.7%
The Kroger Co.	398,300	9,658,775
Safeway, Inc.	458,600	13,180,164
Supervalu, Inc.	557,600	14,637,000
Wal-Mart Stores, Inc.	100,000	4,959,000

		42,434,939

Food Products – 2.5%
ConAgra Foods, Inc.	419,900	9,279,790
Del Monte Foods Co.	590,000	5,298,200
General Mills, Inc.	198,500	11,114,015
Kellogg Co.	210,100	10,656,272
Kraft Foods, Inc. – Class A	173,300	5,401,761
Sara Lee Corp.	953,700	12,045,231
Tyson Foods, Inc. – Class A	573,300	8,261,253

		62,056,522

Household Products – 1.9%
Procter & Gamble Co.	718,900	47,576,802

Tobacco – 1.6%
Altria Group, Inc.	560,300	40,980,342

		218,194,223

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 7.1%
Diversified Telecommunication Services – 5.8%
AT&T, Inc.	2,769,300	$96,454,719
Verizon Communications, Inc.	1,396,500	50,720,880

		147,175,599

Wireless Telecommunication Services – 1.3%
Sprint Nextel Corp.	2,560,100	18,202,311
Vodafone Group PLC (ADR)	432,800	13,949,144

		32,151,455

		179,327,054

Materials – 6.2%
Chemicals – 2.7%
Ashland, Inc.	162,300	7,168,791
Dow Chemical Co.	718,800	27,091,572
E.I. Du Pont de Nemours & Co.	585,000	27,155,700
Lubrizol Corp.	123,500	7,200,050

		68,616,113

Containers & Packaging – 1.6%
Ball Corp.	309,300	13,640,130
Owens-Illinois, Inc.(a)	275,200	15,535,040
Smurfit-Stone Container Corp.(a)	439,600	3,494,820
Sonoco Products Co.	210,400	5,926,968

		38,596,958

Metals & Mining – 1.9%
Alcoa, Inc.	784,000	29,117,760
ArcelorMittal	250,200	19,020,204

		48,137,964

		155,351,035

Information Technology – 4.1%
Communications Equipment – 0.5%
Nokia OYJ (Sponsored) (ADR)	379,300	13,658,593

Computers & Peripherals – 1.0%
Dell, Inc.(a)	350,000	6,947,500
International Business Machines Corp.	66,800	7,605,848
Lexmark International, Inc. – Class A(a)	285,800	9,439,974

		23,993,322

Electronic Equipment & Instruments – 2.3%
Arrow Electronics, Inc.(a)	328,700	10,718,907
Avnet, Inc.(a)	442,200	14,906,562
Flextronics International Ltd.(a)	1,218,278	12,353,339

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Ingram Micro, Inc. – Class A(a)	436,100	$6,659,247
Sanmina-SCI Corp.(a)	599,600	989,340
Tech Data Corp.(a)	167,500	5,586,125
Tyco Electronics Ltd.	95,000	3,125,500
Vishay Intertechnology, Inc.(a)	524,900	4,792,337

		59,131,357

IT Services – 0.3%
Electronic Data Systems Corp.	441,500	7,646,780

		104,430,052

Utilities – 1.3%
Electric Utilities – 0.6%
Entergy Corp.	143,700	14,763,738

Independent Power Producers & Energy Traders – 0.6%
Constellation Energy Group, Inc.	162,700	14,374,545

Multi-Utilities – 0.1%
Wisconsin Energy Corp.	85,125	3,713,153

		32,851,436

Total Common Stocks (cost $2,626,528,544)		2,484,314,167

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $32,646,709)	32,646,709	32,646,709

Total Investments – 99.8% (cost $2,659,175,253)		2,516,960,876
Other assets less liabilities – 0.2%		4,912,475

Net Assets – 100.0%		$2,521,873,351

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Information Technology – 30.8%
Communications Equipment – 9.7%
Cisco Systems, Inc.(a)	4,197,900	$102,302,823
Nokia OYJ (Sponsored) (ADR)	1,540,700	55,480,607
Research In Motion Ltd.(a)	860,600	89,330,280

		247,113,710

Computers & Peripherals – 9.1%
Apple, Inc.(a)	1,037,935	129,762,634
Hewlett-Packard Co.	2,136,800	102,074,936

		231,837,570

Internet Software & Services – 6.0%
Google, Inc. – Class A(a)	324,670	152,978,010

Semiconductors & Semiconductor Equipment – 3.6%
Broadcom Corp. – Class A(a)	1,054,100	19,933,031
MEMC Electronic Materials, Inc.(a)	367,850	28,059,598
Nvidia Corp.(a)	2,050,600	43,862,334

		91,854,963

Software – 2.4%
Adobe Systems, Inc.(a)	863,500	29,056,775
Microsoft Corp.	934,200	25,428,924
VMware, Inc. – Class A(a)	145,200	8,518,884

		63,004,583

		786,788,836

Health Care – 21.5%
Biotechnology – 7.8%
Celgene Corp.(a)	1,006,000	56,708,220
Genentech, Inc.(a)	628,100	47,578,575
Gilead Sciences, Inc.(a)	1,977,850	93,591,862

		197,878,657

Health Care Equipment & Supplies – 3.9%
Alcon, Inc.	459,250	66,467,253
Hologic, Inc.(a)	544,400	32,832,764

		99,300,017

Health Care Providers & Services – 4.1%
Medco Health Solutions, Inc.(a)	1,274,200	56,459,802
WellPoint, Inc.(a)	693,100	48,572,448

		105,032,250

Pharmaceuticals – 5.7%
Abbott Laboratories	1,641,400	87,896,970
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,187,700	58,280,439

		146,177,409

		548,388,333

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 11.0%
Beverages – 2.8%
The Coca-Cola Co.	463,800	$27,113,748
PepsiCo, Inc.	626,400	43,572,384

		70,686,132

Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	497,000	30,774,240
Wal-Mart Stores, Inc.	432,600	21,452,634

		52,226,874

Food Products – 2.3%
WM Wrigley Jr Co.	998,900	59,794,154

Household Products – 2.9%
Colgate-Palmolive Co.	493,900	37,580,851
Procter & Gamble Co.	537,500	35,571,750

		73,152,601

Tobacco – 1.0%
Altria Group, Inc.	356,850	26,100,009

		281,959,770

Industrials – 10.6%
Aerospace & Defense – 3.7%
Honeywell International, Inc.	1,321,085	76,015,231
Spirit Aerosystems Holdings, Inc. – Class A(a)	694,200	18,757,284

		94,772,515

Construction & Engineering – 1.7%
Fluor Corp.	309,600	43,111,800

Electrical Equipment – 1.4%
ABB Ltd. (Sponsored) (ADR)	717,450	17,964,948
Emerson Electric Co.	334,500	17,046,120

		35,011,068

Industrial Conglomerates – 1.3%
Textron, Inc.	643,400	34,852,978

Machinery – 2.5%
Deere & Co.	742,850	63,298,249

		271,046,610

Financials – 9.8%
Capital Markets – 5.0%
The Blackstone Group LP	872,300	14,392,950
Franklin Resources, Inc.	651,800	61,510,366
The Goldman Sachs Group, Inc.	152,790	25,917,768
Lehman Brothers Holdings, Inc.	507,900	25,897,821

		127,718,905

Diversified Financial Services – 4.8%
CME Group, Inc. – Class A	194,005	99,582,766
NYSE Euronext	359,800	23,628,066

		123,210,832

		250,929,737

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 8.0%
Energy Equipment & Services – 5.7%
Baker Hughes, Inc.	542,650	$36,514,919
Cameron International Corp.(a)	519,500	22,068,360
Schlumberger Ltd.	1,020,650	88,235,192

		146,818,471

Oil, Gas & Consumable Fuels – 2.3%
EOG Resources, Inc.	483,500	57,531,665

		204,350,136

Materials – 5.5%
Chemicals – 5.5%
Air Products & Chemicals, Inc.	490,000	44,751,700
Monsanto Co.	814,840	94,260,691

		139,012,391

Consumer Discretionary – 1.5%
Hotels, Restaurants & Leisure – 0.9%
McDonald’s Corp.	117,350	6,349,809
Yum! Brands, Inc.	502,500	17,311,125

		23,660,934

Multiline Retail – 0.6%
Kohl’s Corp.(a)	150,900	6,705,996
Target Corp.	137,150	7,215,461

		13,921,457

		37,582,391

Telecommunication Services – 0.5%
Wireless Telecommunication Services – 0.5%
America Movil SAB de CV Series L (ADR)	220,100	13,307,246

Total Common Stocks (cost $2,422,442,548)		2,533,365,450

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $28,557,743)	28,557,743	28,557,743

Total Investments – 100.3% (cost $2,451,000,291)		2,561,923,193
Other assets less liabilities – (0.3)%		(8,918,121)

Net Assets – 100.0%		$2,553,005,072

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Equity: Other – 45.0%
Diversified/Specialty – 39.7%
Alexandria Real Estate Equities, Inc.	102,100	$9,372,780
British Land Co. PLC	1,156,226	21,688,997
Canadian Real Estate Investment Trust	561,062	15,391,084
DB RREEF Trust	18,518,133	28,483,661
Digital Realty Trust, Inc.	480,300	17,242,770
Entertainment Properties Trust	174,300	8,169,441
Forest City Enterprises, Inc. – Class A	87,673	3,081,706
General Property Group	2,118,883	6,215,148
Hang Lung Properties Ltd.	8,908,000	31,987,173
Henderson Land Development Co., Ltd.	402,000	3,121,042
Kerry Properties Ltd.	5,155,191	34,377,811
Land Securities Group PLC	836,482	26,079,533
Lend Lease Corp. Ltd.	1,889,000	24,129,233
Mitsubishi Estate Co., Ltd.	1,068,000	26,027,668
Mitsui Fudosan Co., Ltd.	916,000	18,598,432
Morguard Real Estate Investment Trust	196,700	2,464,121
New World Development Co., Ltd.	7,523,338	20,222,688
Plum Creek Timber Co., Inc. (REIT)	57,100	2,323,399
Rayonier, Inc.	389,922	16,591,181
Sino Land Co.	3,119,018	7,801,373
Stockland	1,178,272	7,625,251
Sumitomo Realty & Development	367,000	6,263,240
Sun Hung Kai Properties Ltd.	2,990,600	52,303,023
Tokyu Land Corp.	889,000	5,991,919
Unibail	218,718	53,251,556
Vornado Realty Trust	227,900	19,043,324

		467,847,554

Health Care – 4.5%
HCP, Inc.	256,900	7,496,342
Health Care REIT, Inc.	234,500	9,652,020
Nationwide Health Properties, Inc.	350,100	10,618,533
Omega Healthcare Investors, Inc.	392,400	6,655,104
Ventas, Inc.	439,500	18,379,890

		52,801,889

Triple Net – 0.8%
National Retail Properties, Inc.	438,300	9,072,810

		529,722,253

Retail – 21.8%
Regional Mall – 8.9%
General Growth Properties, Inc.	478,100	16,881,711
Macerich Co.	137,400	8,793,600
Simon Property Group, Inc.	436,600	36,587,080

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Taubman Centers, Inc.	241,900	$11,792,625
Westfield Group	1,896,464	30,401,533

		104,456,549

Shopping Center/Other Retail – 12.9%
CapitaMall Trust	10,524,800	24,138,213
Citycon Oyj	2,289,271	13,648,823
Federal Realty Investment Trust	72,200	5,175,296
Hammerson PLC	772,800	16,850,588
Kimco Realty Corp.	258,000	8,712,660
Klepierre	611,900	35,734,083
Liberty International PLC	647,000	12,301,593
Macquarie CountryWide Trust	4,042,700	4,620,371
New World Department Store China Ltd.(a)	53,722	69,509
Primaris Retail Real Estate Investment Trust	461,599	7,227,067
RioCan Real Estate Investment Trust(b)	132,100	2,754,068
RioCan Real Estate Investment Trust	435,159	9,072,352
Tanger Factory Outlet Centers	343,600	12,197,800

		152,502,423

		256,958,972

Office – 16.0%
Allied Properties Real Estate Investment Trust	569,532	10,872,752
Beni Stabili Spa	5,350,000	6,018,393
Boston Properties, Inc.	109,900	9,470,083
Brookfield Properties Corp.	365,724	6,817,095
Cominar Real Estate Investment Trust	431,714	8,570,680
Derwent Valley Holdings PLC	494,710	13,992,417
Dundee Real Estate Investment Trust	230,500	8,020,955
Great Portland Estates PLC	1,185,600	11,706,074
Highwoods Properties, Inc.	207,500	6,117,100
ING Office Fund	8,019,300	9,812,684
IVG Immobilien AG	272,237	9,504,568
Japan Real Estate Investment Corp. – Class A	1,220	13,576,264
Nippon Building Fund, Inc. – Class A	721	8,870,454
Nomura Real Estate Office Fund, Inc. – Class A	1,235	10,364,535
Norwegian Property ASA	1,267,800	12,322,274
NTT Urban Development Corp.	21,200	26,277,593
SL Green Realty Corp.	55,200	5,050,800
Sponda OYJ	854,562	11,001,183

		188,365,904

Residential – 7.7%
Multi-Family – 6.2%
Apartment Investment & Management Co. – Class A	147,924	5,095,982
AvalonBay Communities, Inc.	58,950	5,448,748

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Boardwalk Real Estate Investment Trust	296,528	$11,080,823
Equity Residential	402,284	15,359,203
Essex Property Trust, Inc.	48,200	5,062,928
Home Properties, Inc.	104,900	4,827,498
Mid-America Apartment Communities, Inc.	178,300	8,645,767
Mirvac Group	2,678,063	9,493,036
UDR, Inc.	351,750	7,861,612

		72,875,597

Self Storage – 1.5%
Extra Space Storage, Inc.	115,600	1,742,092
Public Storage	191,400	15,572,304

		17,314,396

		90,189,993

Industrial – 3.9%
Industrial Warehouse Distribution – 3.9%
Ascendas Real Estate Investment Trust	6,780,000	10,715,822
First Industrial Realty Trust, Inc.	189,600	5,760,048
Prologis	403,300	21,729,804
Segro PLC	810,323	8,284,974

		46,490,648

Lodging – 3.7%
Ashford Hospitality Trust, Inc.	802,100	5,333,965
DiamondRock Hospitality Co.	476,500	5,951,485
FelCor Lodging Trust, Inc.	237,000	2,990,940
Fonciere Des Murs	198,200	7,390,043
Host Hotels & Resorts, Inc.	751,357	12,164,470
Starwood Hotels & Resorts Worldwide, Inc.	39,900	1,888,467
Strategic Hotels & Resorts, Inc.	324,800	4,625,152
Sunstone Hotel Investors, Inc.	240,600	3,767,796

		44,112,318

Total Common Stocks (cost $1,180,625,976)		1,155,840,088

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $25,501,191)	25,501,191	25,501,191

Total Investments – 100.3% (cost $1,206,127,167)		1,181,341,279
Other assets less liabilities – (0.3)%		(3,615,484)

Net Assets – 100.0%		$1,177,725,795

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

Global Real Estate Investment Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the market value of this security amounted to $2,754,068 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund.

See notes to financial statements.

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.9%
Financials – 31.8%
Capital Markets – 3.4%
Credit Suisse Group	394,500	$19,396,005
Deutsche Bank AG	218,200	24,368,297

		43,764,302

Commercial Banks – 16.5%
Bank Hapoalim BM	1,664,800	7,113,230
Bank Leumi Le-Israel	736,900	3,385,749
Barclays PLC	2,319,600	21,739,990
BNP Paribas SA	296,200	26,480,264
Credit Agricole SA	731,161	19,832,635
HBOS PLC	2,457,560	29,203,153
Kookmin Bank	164,700	10,150,392
Mitsubishi UFJ Financial Group, Inc.	2,959,500	26,083,117
Royal Bank of Scotland Group PLC (London Virt-X)	3,574,571	27,025,596
Societe Generale	168,381	18,016,648
Sumitomo Mitsui Financial Group, Inc.	3,692	26,667,167

		215,697,941

Consumer Finance – 1.6%
ORIX Corp.	140,810	21,052,347

Diversified Financial Services – 4.4%
Fortis(a)	344,798	5,231
Fortis (Euronext Amsterdam)	9,832	216,749
Fortis (Euronext Brussels)	1,228,466	27,139,717
ING Groep NV	922,011	30,640,001

		58,001,698

Insurance – 5.8%
Allianz SE	166,300	28,791,504
Aviva PLC	1,294,995	15,609,108
Fondiaria-Sai SpA (ordinary shares)	207,700	9,217,728
Fondiaria-Sai SpA (saving shares)	19,000	578,277
Muenchener Rueckversicherungs AG	126,300	22,258,748

		76,455,365

Real Estate Management & Development – 0.1%
Leopalace21 Corp.	44,000	899,071

		415,870,724

Materials – 17.5%
Chemicals – 5.1%
BASF SE	349,500	44,470,102
Mitsubishi Chemical Holdings Corp.	2,029,000	13,724,043
Mitsui Chemicals, Inc.	1,280,000	9,076,017

		67,270,162

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.4%
Buzzi Unicem SpA	194,400	$4,769,371
Italcementi SpA	27,800	565,505

		5,334,876

Metals & Mining – 10.5%
Antofagasta PLC	308,300	4,913,776
ArcelorMittal (Euronext Paris)	377,132	28,635,051
Cia Vale do Rio Doce (Sponsored) (ADR)	471,700	13,830,244
JFE Holdings, Inc.	656,000	29,229,903
Kazakhmys PLC	405,200	12,342,666
Nippon Steel Corp.	2,213,000	11,643,029
POSCO	23,500	12,925,533
Xstrata PLC	296,960	23,165,947

		136,686,149

Paper & Forest Products – 1.5%
Stora Enso Oyj – Class R	727,900	9,089,797
Svenska Cellulosa AB – Class B	643,200	10,557,937

		19,647,734

		228,938,921

Energy – 11.5%
International – 0.9%
LUKOIL (ADR)	162,250	12,071,400

Oil, Gas & Consumable Fuels – 10.6%
China Petroleum & Chemical Corp. – Class H	10,768,500	11,728,978
ENI SpA	800,400	27,638,762
Petro-Canada	284,000	13,593,335
Petroleo Brasileiro SA (Sponsored) (ADR)	43,900	4,299,127
Royal Dutch Shell PLC (Euronext Amsterdam)	1,079,952	38,618,602
StatoilHydro ASA	903,150	27,520,142
Total SA	190,800	14,368,013

		137,766,959

		149,838,359

Consumer Discretionary – 9.7%
Auto Components – 2.1%
Compagnie Generale des Etablissements Michelin – Class B	167,400	16,487,276
Hyundai Mobis	148,510	11,399,478

		27,886,754

Automobiles – 4.8%
Nissan Motor Co. Ltd.	3,605,700	32,425,960
Renault SA	285,900	30,547,408

		62,973,368

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 1.8%
Sharp Corp.	935,000	$17,014,721
Taylor Wimpey PLC	1,752,944	5,931,682

		22,946,403

Media – 1.0%
Lagardere SCA	174,400	13,702,207

		127,508,732

Information Technology – 7.5%
Computers & Peripherals – 3.8%
Asustek Computer, Inc.	2,249,000	6,208,916
Compal Electronics, Inc. (GDR)(b)	2,179,452	9,698,562
Fujitsu Ltd.	2,558,000	18,200,461
Toshiba Corp.	2,116,000	15,871,544

		49,979,483

Electronic Equipment & Instruments – 1.0%
AU Optronics Corp.	6,923,006	13,204,857

Semiconductors & Semiconductor Equipment – 2.7%
Hynix Semiconductor, Inc.(a)	433,500	11,147,602
Samsung Electronics Co. Ltd.	12,150	7,121,988
United Microelectronics Corp.	27,215,479	16,154,101

		34,423,691

		97,608,031

Utilities – 4.5%
Electric Utilities – 3.3%
E.ON AG	112,800	21,199,956
The Tokyo Electric Power Co. Inc	871,100	22,380,343

		43,580,299

Multi-Utilities – 1.2%
RWE AG	125,140	15,134,956

		58,715,255

Industrials – 4.2%
Aerospace & Defense – 1.1%
BAE Systems PLC	1,488,100	14,165,190

Airlines – 1.6%
Air France-KLM	298,000	8,028,837
Deutsche Lufthansa AG	547,700	12,818,879

		20,847,716

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 1.5%
Mitsui OSK Lines Ltd.	968,000	$12,572,263
Nippon Yusen KK	820,000	7,577,146

		20,149,409

		55,162,315

Telecommunication Services – 4.0%
Diversified Telecommunication Services – 2.0%
China Netcom Group Corp. Ltd.	5,620,000	17,324,627
Nippon Telegraph & Telephone Corp.	2,031	8,856,650

		26,181,277

Wireless Telecommunication Services – 2.0%
Vodafone Group PLC	7,993,937	25,736,173

		51,917,450

Health Care – 2.9%
Pharmaceuticals – 2.9%
AstraZeneca PLC	152,800	5,711,261
GlaxoSmithKline PLC	652,100	14,234,432
Sanofi-Aventis SA	249,319	18,427,814

		38,373,507

Consumer Staples – 2.3%
Food & Staples Retailing – 1.5%
Koninklijke Ahold NV	1,526,340	20,058,264

Food Products – 0.8%
Associated British Foods PLC	634,800	10,636,737

		30,695,001

Total Common Stocks (cost $1,214,234,922)		1,254,628,295

NON-CONVERTIBLE - PREFERRED STOCKS – 0.4%
Information Technology – 0.4%
Semiconductors & Semiconductor Equipment – 0.4%
Samsung Electronics Co. Ltd. (cost $5,490,011)	11,500	4,936,721

RIGHTS – 0.4%
Financials – 0.4%
Commercial Banks – 0.4%
Societe Generale(a) (cost $3,035,461)	42,095	4,625,558

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $30,589,333)	30,589,333	$30,589,333

Total Investments – 99.0% (cost $1,253,349,727)		1,294,779,907
Other assets less liabilities – 1.0%		13,539,512

Net Assets – 100.0%		$1,308,319,419

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	204	March 2008	$13,571,177	$11,524,041	$ (2,047,136)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the market value of this security amounted to $9,698,562 or 0.7% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Materials – 20.5%
Chemicals – 6.5%
Bayer AG	639,603	$49,252,520
Incitec Pivot Ltd.	111,900	15,198,497
Syngenta AG	77,605	22,312,164

		86,763,181

Metals & Mining – 14.0%
Anglo American PLC	500,575	31,773,149
BHP Billiton PLC	748,392	23,941,147
Cia Vale do Rio Doce (ADR)	818,600	28,520,024
Rio Tinto PLC	537,786	60,504,937
Xstrata PLC	559,764	43,667,373

		188,406,630

		275,169,811

Industrials – 14.0%
Aerospace & Defense – 1.7%
BAE Systems PLC	2,336,362	22,239,777

Commercial Services & Supplies – 0.4%
The Capita Group PLC	456,965	5,921,048

Electrical Equipment – 2.9%
ABB Ltd.	1,555,315	38,749,570

Industrial Conglomerates – 2.5%
Siemens AG	261,850	33,715,837

Machinery – 0.7%
NGK Insulators Ltd.	427,000	9,696,278

Trading Companies & Distributors – 5.8%
Mitsubishi Corp.	826,300	25,210,795
Mitsui & Co. Ltd.	2,441,000	53,085,475

		78,296,270

		188,618,780

Consumer Staples – 12.3%
Food & Staples Retailing – 1.5%
Tesco PLC	2,469,490	19,514,849

Food Products – 5.9%
Nestle SA	100,508	47,971,290
Unilever PLC	1,004,415	31,645,337

		79,616,627

Household Products – 2.1%
Reckitt Benckiser PLC	521,414	28,125,656

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 1.2%
L’Oreal SA	139,496	$16,554,242

Tobacco – 1.6%
British American Tobacco PLC	554,179	20,779,894

		164,591,268

Financials – 10.5%
Capital Markets – 4.1%
3i Group PLC	709,235	11,462,477
ICAP PLC	1,060,239	13,201,540
Man Group PLC	2,808,114	30,636,235

		55,300,252

Commercial Banks – 1.1%
Banco Santander Central Hispano SA	340,714	6,088,401
China Construction Bank Corp. – Class H	10,781,000	8,168,290

		14,256,691

Diversified Financial Services – 2.9%
Deutsche Boerse AG	247,224	39,186,340

Insurance – 2.4%
Assicurazioni Generali SpA	233,164	10,021,615
QBE Insurance Group Ltd.	1,048,413	21,685,097

		31,706,712

		140,449,995

Telecommunication Services – 8.0%
Diversified Telecommunication Services – 2.9%
Telefonica SA	1,346,028	38,949,454

Wireless Telecommunication Services – 5.1%
America Movil SAB de CV Series L (ADR)	225,400	13,627,684
Turkcell Iletisim Hizmet AS (ADR)	424,500	10,710,135
Vodafone Group PLC	13,509,693	43,493,937

		67,831,756

		106,781,210

Health Care – 7.8%
Biotechnology – 1.0%
CSL Ltd./Australia	416,979	13,985,232

Health Care Equipment & Supplies – 3.6%
Alcon, Inc.	102,500	14,834,825
Essilor International SA	323,986	19,237,571
Smith & Nephew PLC	1,064,264	13,828,115

		47,900,511

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 3.2%
Roche Holding AG	93,157	$18,268,868
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	515,200	25,280,864

		43,549,732

		105,435,475

Energy – 7.1%
Energy Equipment & Services – 1.5%
Technip SA	111,261	9,083,032
WorleyParsons Ltd.	325,976	11,158,187

		20,241,219

Oil, Gas & Consumable Fuels – 5.6%
China Shenhua Energy Co. Ltd. – Class H	2,362,000	12,031,084
Gazprom OAO (Sponsored) (ADR)	251,125	12,757,150
Petroleo Brasileiro SA (ADR)	154,300	18,105,562
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	389,719	13,934,938
Total SA	237,462	17,881,850

		74,710,584

		94,951,803

Utilities – 6.9%
Electric Utilities – 2.2%
CEZ	98,620	7,225,631
E.ON AG	120,006	22,554,272

		29,779,903

Independent Power Producers & Energy Traders – 1.5%
Iberdrola Renovables(a)	1,118,219	6,960,264
International Power PLC	1,671,777	12,559,768

		19,520,032

Multi-Utilities – 3.2%
Suez SA	338,055	21,491,146
Veolia Environnement	240,588	21,405,981

		42,897,127

		92,197,062

Information Technology – 6.4%
Communications Equipment – 3.8%
Nokia OYJ	1,435,273	51,565,892

Office Electronics – 0.9%
Konica Minolta Holdings, Inc.	887,500	12,573,344

Software – 1.7%
Nintendo Co. Ltd.	44,600	22,206,128

		86,345,364

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 5.0%
Auto Components – 1.0%
Denso Corp.	337,500	$12,599,385

Automobiles – 1.7%
Porsche Automobil Holding SE	13,294	22,785,672

Media – 1.4%
Eutelsat Communications	487,591	13,410,145
SES (FDR)	228,493	5,647,516

		19,057,661

Specialty Retail – 0.9%
Esprit Holdings Ltd.	990,300	12,358,182

		66,800,900

Total Common Stocks (cost $1,165,579,536)		1,321,341,668

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $23,016,609)	23,016,609	23,016,609

Total Investments – 100.2% (cost $1,188,596,145)		1,344,358,277
Other assets less liabilities – (0.2)%		(2,464,987)

Net Assets – 100.0%		$1,341,893,290

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
FDR	– Fiduciary Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.5%
Industrials – 23.3%
Aerospace & Defense – 0.8%
Goodrich Corp.	92,300	$5,466,929

Airlines – 2.2%
Alaska Air Group, Inc.(a)	212,200	5,177,680
Continental Airlines, Inc. – Class B(a)	181,300	4,383,834
Skywest, Inc.	202,500	4,479,300

		14,040,814

Commercial Services & Supplies – 2.8%
IKON Office Solutions, Inc.	645,300	4,594,536
Kelly Services, Inc. – Class A	276,200	5,305,802
United Stationers, Inc.(a)	176,800	8,726,848

		18,627,186

Electrical Equipment – 3.9%
Acuity Brands, Inc.	103,600	4,600,876
Cooper Industries Ltd. – Class A	127,200	5,333,496
EnerSys(a)	334,800	7,697,052
Regal-Beloit Corp.	215,300	7,948,876

		25,580,300

Machinery – 7.0%
AGCO Corp.(a)	115,100	7,465,386
Briggs & Stratton Corp.	284,300	5,080,441
Kennametal, Inc.	261,300	7,935,681
Mueller Industries, Inc.	245,000	7,038,850
SPX Corp.	73,100	7,478,130
Terex Corp.(a)	156,200	10,535,690

		45,534,178

Road & Rail – 5.3%
Arkansas Best Corp.	232,800	6,218,088
Avis Budget Group, Inc.(a)	492,900	5,633,847
Con-way, Inc.	147,800	6,696,818
Ryder System, Inc.	167,900	9,672,719
Werner Enterprises, Inc.	359,500	6,395,505

		34,616,977

Trading Companies & Distributors – 1.3%
GATX Corp.	238,700	8,588,426

		152,454,810

Financials – 18.9%
Commercial Banks – 5.7%
Central Pacific Financial Corp.	328,500	6,073,965
The South Financial Group, Inc.	452,000	6,522,360
Susquehanna Bancshares, Inc.	285,000	5,668,650
Trustmark Corp.	250,261	4,945,157

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

UnionBanCal Corp.	64,800	$3,017,736
Webster Financial Corp.	246,800	6,902,996
Whitney Holding Corp.	162,000	3,889,620

		37,020,484

Insurance – 8.1%
Arch Capital Group Ltd.(a)	175,000	11,984,000
Aspen Insurance Holdings, Ltd.	343,500	9,940,890
Fidelity National Financial, Inc. – Class A	305,000	5,371,050
Old Republic International Corp.	376,000	5,158,720
PartnerRe Ltd.	14,800	1,137,972
Platinum Underwriters Holdings, Ltd.	289,800	9,998,100
RenaissanceRe Holdings Ltd.	35,000	1,921,500
StanCorp Financial Group, Inc.	157,700	7,741,493

		53,253,725

Real Estate Investment Trusts (REITs) – 3.6%
Ashford Hospitality Trust, Inc.	270,000	1,795,500
Digital Realty Trust, Inc.	171,300	6,149,670
FelCor Lodging Trust, Inc.	308,500	3,893,270
Mid-America Apartment Communities, Inc.	74,000	3,588,260
Strategic Hotels & Resorts, Inc.	101,000	1,438,240
Tanger Factory Outlet Centers	102,800	3,649,400
Taubman Centers, Inc.	66,300	3,232,125

		23,746,465

Thrifts & Mortgage Finance – 1.5%
Astoria Financial Corp.	224,900	5,885,633
Provident Financial Services, Inc.	322,000	3,860,780

		9,746,413

		123,767,087

Materials – 13.0%
Chemicals – 6.0%
Ashland, Inc.	179,200	7,915,264
Celanese Corp. – Class A Series A	84,800	3,298,720
Cytec Industries, Inc.	152,900	8,758,112
Lubrizol Corp.	61,900	3,608,770
Methanex Corp.	170,600	4,914,986
Rockwood Holdings, Inc.(a)	349,100	10,713,879

		39,209,731

Containers & Packaging – 2.1%
Aptargroup, Inc.	150,800	5,651,984
Silgan Holdings, Inc.	112,000	5,234,880
Sonoco Products Co.	113,300	3,191,661

		14,078,525

Metals & Mining – 4.9%
Cleveland-Cliffs, Inc.	33,390	3,988,769
Commercial Metals Co.	263,800	8,035,348

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Quanex Corp.	177,600	$9,137,520
Reliance Steel & Aluminum Co.	68,100	3,776,826
Steel Dynamics, Inc.	118,500	6,903,810

		31,842,273

		85,130,529

Consumer Staples – 10.2%
Beverages – 1.7%
Molson Coors Brewing Co. – Class B	210,400	11,353,184

Food & Staples Retailing – 4.4%
Performance Food Group Co.(a)	329,900	10,721,750
Ruddick Corp.	345,710	11,149,148
Supervalu, Inc.	275,900	7,242,375

		29,113,273

Food Products – 1.9%
Corn Products International, Inc.	49,700	1,824,487
Del Monte Foods Co.	409,800	3,680,004
Smithfield Foods, Inc.(a)	119,600	3,294,980
Tyson Foods, Inc. – Class A	248,900	3,586,649

		12,386,120

Tobacco – 2.2%
Universal Corp.	248,400	14,136,444

		66,989,021

Consumer Discretionary – 7.8%
Auto Components – 2.8%
ArvinMeritor, Inc.	618,700	6,985,123
Autoliv, Inc.	61,500	3,068,850
TRW Automotive Holdings Corp.(a)	387,100	8,547,168

		18,601,141

Automobiles – 0.4%
Thor Industries, Inc.	98,200	2,993,136

Hotels Restaurants & Leisure – 0.5%
Papa John’s International, Inc.(a)	117,600	3,075,240

Household Durables – 0.9%
Furniture Brands International, Inc.	304,500	3,958,500
KB Home	69,400	1,660,742

		5,619,242

Leisure Equipment & Products – 0.7%
Brunswick Corp.	301,900	4,917,951

Multiline Retail – 0.8%
Big Lots, Inc.(a)	197,450	3,327,032
Dillard’s, Inc. – Class A	113,300	1,675,707

		5,002,739

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 0.9%
AutoNation, Inc.(a)	320,438	$4,668,782
Office Depot, Inc.(a)	84,400	959,628

		5,628,410

Textiles Apparel & Luxury Goods – 0.8%
Jones Apparel Group, Inc.	240,100	3,387,811
VF Corp.	21,200	1,612,048

		4,999,859

		50,837,718

Information Technology – 7.4%
Communications Equipment – 1.1%
CommScope, Inc.(a)	170,500	7,140,540

Electronic Equipment & Instruments – 4.2%
Arrow Electronics, Inc.(a)	225,900	7,366,599
AVX Corp.	24,375	305,662
Checkpoint Systems, Inc.(a)	188,400	4,559,280
Flextronics International Ltd.(a)	46,097	467,424
Ingram Micro, Inc. – Class A(a)	188,500	2,878,395
Insight Enterprises, Inc.(a)	191,400	3,355,242
Sanmina-SCI Corp.(a)	504,600	832,590
Tech Data Corp.(a)	93,960	3,133,566
Vishay Intertechnology, Inc.(a)	522,800	4,773,164

		27,671,922

Semiconductors & Semiconductor Equipment – 2.1%
Amkor Technology, Inc.(a)	437,800	5,126,638
Spansion, Inc. – Class A(a)	310,000	852,500
Teradyne, Inc.(a)	183,000	2,194,170
Zoran Corp.(a)	387,700	5,323,121

		13,496,429

		48,308,891

Utilities – 6.0%
Electric Utilities – 2.9%
Allegheny Energy, Inc.	58,800	2,979,396
Northeast Utilities	289,500	7,344,615
Reliant Energy, Inc.(a)	378,000	8,618,400

		18,942,411

Gas Utilities – 1.0%
Atmos Energy Corp.	253,091	6,580,366

Independent Power Producers & Energy Traders – 0.7%
Constellation Energy Group, Inc.	55,300	4,885,755

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 1.4%
Puget Energy, Inc.	124,600	$3,326,820
Wisconsin Energy Corp.	135,500	5,910,510

		9,237,330

		39,645,862

Health Care – 4.6%
Health Care Providers & Services – 3.3%
Apria Healthcare Group, Inc.(a)	155,400	3,373,734
Kindred Healthcare, Inc.(a)	46,100	972,249
LifePoint Hospitals, Inc.(a)	174,678	4,377,431
Molina Healthcare, Inc.(a)	217,925	6,897,326
Omnicare, Inc.	118,800	2,492,424
Universal Health Services, Inc. – Class B	60,600	3,237,252

		21,350,416

Life Sciences Tools & Services – 1.3%
PerkinElmer, Inc.	354,100	8,788,762

		30,139,178

Energy – 3.3%
Energy Equipment & Services – 2.2%
Exterran Holdings, Inc.(a)	40,800	2,841,720
Oil States International, Inc.(a)	213,100	8,984,296
Rowan Cos., Inc.	71,000	2,862,010

		14,688,026

Oil, Gas & Consumable Fuels – 1.1%
Hess Corp.	77,700	7,240,086

		21,928,112

Total Common Stocks (cost $650,461,900)		619,201,208

SHORT-TERM INVESTMENTS – 5.3%
Investment Companies – 5.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $35,129,599)	35,129,599	35,129,599

Total Investments – 99.8% (cost $685,591,499)		654,330,807
Other assets less liabilities – 0.2%		1,020,103

Net Assets – 100.0%		$655,350,910

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

See notes to financial statements.

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Industrials – 22.8%
Aerospace & Defense – 1.5%
Hexcel Corp.(a)	464,900	$9,386,331

Air Freight & Logistics – 1.0%
CH Robinson Worldwide, Inc.	120,100	6,097,477

Commercial Services & Supplies – 3.7%
FTI Consulting, Inc.(a)	173,900	11,042,650
Stericycle, Inc.(a)	233,500	12,583,315

		23,625,965

Construction & Engineering – 2.4%
Chicago Bridge & Iron Co. NV	184,500	8,582,940
Granite Construction, Inc.	228,200	6,889,358

		15,472,298

Electrical Equipment – 4.6%
Ametek, Inc.	306,600	13,058,094
Baldor Electric Co.	404,800	11,605,616
EnerSys(a)	192,600	4,427,874

		29,091,584

Machinery – 8.0%
Astec Industries, Inc.(a)	225,600	8,541,216
Bucyrus International, Inc. – Class A	33,800	3,375,944
IDEX Corp.	363,575	10,965,422
Joy Global, Inc.	143,155	9,501,197
Kaydon Corp.	130,200	5,560,842
Lincoln Electric Holdings, Inc.	149,300	10,024,002
Valmont Industries, Inc.	33,100	2,644,690

		50,613,313

Trading Companies & Distributors – 1.6%
MSC Industrial Direct Co. – Class A	250,400	10,161,232

		144,448,200

Information Technology – 21.7%
Communications Equipment – 3.0%
Foundry Networks, Inc.(a)	856,100	10,161,907
Netgear, Inc.(a)	407,000	8,880,740

		19,042,647

Electronic Equipment & Instruments – 1.5%
Amphenol Corp. – Class A	256,580	9,485,763

Internet Software & Services – 4.1%
DealerTrack Holdings, Inc.(a)	358,800	7,344,636
Omniture, Inc.(a)	318,500	7,319,130
VistaPrint Ltd.(a)	368,600	11,581,412

		26,245,178

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 2.8%
Global Payments, Inc.	173,100	$6,866,877
Iron Mountain, Inc.(a)	351,100	10,561,088

		17,427,965

Semiconductors & Semiconductor Equipment – 6.1%
Hittite Microwave Corp.(a)	276,700	9,161,537
Integrated Device Technology, Inc.(a)	576,300	4,835,157
Intersil Corp. – Class A	174,800	4,067,596
Lam Research Corp.(a)	25,600	1,030,144
Microsemi Corp.(a)	385,400	8,382,450
On Semiconductor Corp.(a)	562,700	3,376,200
Verigy Ltd.(a)	382,600	7,690,260

		38,543,344

Software – 4.2%
Activision, Inc.(a)	419,154	11,421,946
McAfee, Inc.(a)	249,700	8,307,519
Synchronoss Technologies, Inc.(a)	424,700	6,829,176

		26,558,641

		137,303,538

Health Care – 17.4%
Biotechnology – 3.7%
Alexion Pharmaceuticals, Inc.(a)	183,800	11,140,118
BioMarin Pharmaceutical, Inc.(a)	141,300	5,375,052
OSI Pharmaceuticals, Inc.(a)	128,600	4,623,170
Savient Pharmaceuticals, Inc.(a)	113,200	2,567,376

		23,705,716

Health Care Equipment & Supplies – 7.1%
ArthroCare Corp.(a)	266,100	10,683,915
Hologic, Inc.(a)	222,400	13,412,944
NuVasive, Inc.(a)	290,700	11,203,578
TomoTherapy, Inc.(a)	723,200	9,524,544

		44,824,981

Health Care Providers & Services – 1.5%
HealthExtras, Inc.(a)	337,300	9,292,615

Life Sciences Tools & Services – 4.3%
AMAG Pharmaceuticals, Inc.(a)	202,300	8,854,671
Icon PLC SP (ADR)(a)	200,100	13,226,610
WuXi PharmaTech Cayman, Inc. (ADR)(a)	228,100	5,474,400

		27,555,681

Pharmaceuticals – 0.8%
Auxilium Pharmaceuticals, Inc.(a)	66,900	2,143,476
XenoPort, Inc.(a)	61,200	3,131,604

		5,275,080

		110,654,073

76	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 13.8%
Diversified Consumer Services – 1.7%
Strayer Education, Inc.	69,900	$10,883,430

Hotels, Restaurants & Leisure – 5.1%
Ctrip.com International Ltd. (ADR)	96,600	5,855,892
Gaylord Entertainment Co.(a)	78,100	2,350,029
Life Time Fitness, Inc.(a)	251,600	7,311,496
Orient-Express Hotels Ltd. – Class A	151,600	8,212,172
Sonic Corp.(a)	391,300	8,346,429

		32,076,018

Internet & Catalog Retail – 1.4%
NetFlix, Inc.(a)	284,900	8,997,142

Media – 1.5%
National CineMedia, Inc.	434,100	9,354,855

Specialty Retail – 3.1%
Dick’s Sporting Goods, Inc.(a)	380,900	10,505,222
GameStop Corp. – Class A(a)	118,000	4,998,480
J Crew Group, Inc.(a)	106,000	4,245,300

		19,749,002

Textiles Apparel & Luxury Goods – 1.0%
Lululemon Athletica, Inc.(a)	241,500	6,496,350

		87,556,797

Energy – 11.1%
Energy Equipment & Services – 6.8%
Cameron International Corp.(a)	223,700	9,502,776
Complete Production Services, Inc.(a)	431,900	8,387,498
FMC Technologies, Inc.(a)	116,500	6,600,890
Grant Prideco, Inc.(a)	132,000	6,662,040
Oceaneering International, Inc.(a)	87,300	5,238,000
Superior Energy Services, Inc.(a)	165,100	6,717,919

		43,109,123

Oil, Gas & Consumable Fuels – 4.3%
Bill Barrett Corp.(a)	164,400	7,618,296
Forest Oil Corp.(a)	134,100	6,615,153
Newfield Exploration Co.(a)	151,400	8,384,532
Penn Virginia Corp.	106,400	4,528,384

		27,146,365

		70,255,488

Financials – 6.8%
Capital Markets – 6.5%
Affiliated Managers Group, Inc.(a)	71,450	6,884,208
Greenhill & Co., Inc.	154,320	10,032,343
Lazard Ltd. – Class A	239,000	9,127,410

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

MF Global Ltd.(a)	322,300	$5,656,365
OptionsXpress Holdings, Inc.	265,100	6,139,716
Pzena Investment Management, Inc. – Class A	305,000	3,318,400

		41,158,442

Commercial Banks – 0.3%
Boston Private Financial Holdings, Inc.	134,800	1,856,196

		43,014,638

Telecommunication Services – 2.8%
Diversified Telecommunication Services – 1.3%
Cbeyond, Inc.(a)	206,000	3,376,340
Time Warner Telecom, Inc. – Class A(a)	290,500	4,630,570

		8,006,910

Wireless Telecommunication Services – 1.5%
SBA Communications Corp. – Class A(a)	309,900	9,622,395

		17,629,305

Materials – 0.8%
Metals & Mining – 0.8%
Allegheny Technologies, Inc.	66,180	5,119,023

Total Common Stocks (cost $621,188,291)		615,981,062

SHORT-TERM INVESTMENTS – 3.6%
Investment Companies – 3.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $22,820,052)	22,820,052	22,820,052

Total Investments – 100.8% (cost $644,008,343)		638,801,114
Other assets less liabilities – (0.8)%		(5,200,942)

Net Assets – 100.0%		$633,600,172

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

78	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

GLOBAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.6%
Financials – 28.8%
Capital Markets – 3.9%
Credit Suisse Group	1,500	$73,749
Deutsche Bank AG	600	67,007
The Goldman Sachs Group, Inc.	100	16,963
Merrill Lynch & Co., Inc.	1,300	64,428
Morgan Stanley	500	21,060

		243,207

Commercial Banks – 7.7%
Barclays PLC	4,900	45,924
BNP Paribas SA	900	80,460
Canadian Imperial Bank of Commerce/Canada	201	13,640
Credit Agricole SA	680	18,445
HBOS PLC	4,450	52,879
Industrial Bank of Korea	920	14,833
Kookmin Bank (ADR)	200	12,246
Royal Bank of Canada	600	30,108
Royal Bank of Scotland Group PLC (London Virt-X)	8,522	64,431
Shinhan Financial Group Co. Ltd.	270	14,544
Standard Bank Group Ltd.	622	7,763
State Bank of India Ltd. (GDR)(a)	390	42,434
Sumitomo Mitsui Financial Group, Inc.	8	57,784
Unibanco - Uniao de Bancos Brasileiros SA (GDR)	200	27,124

		482,615

Consumer Finance – 0.7%
ORIX Corp.	300	44,853

Diversified Financial Services – 6.3%
Bank of America Corp.	1,600	63,584
Citigroup, Inc.	2,500	59,275
Fortis (Euronext Brussels)	3,166	69,944
ING Groep NV	2,800	93,049
JPMorgan Chase & Co.	2,600	105,690

		391,542

Insurance – 9.1%
Allianz SE	500	86,565
American International Group, Inc.	1,600	74,976
Aviva PLC	6,306	76,009
Fondiaria-Sai SpA (ordinary shares)	1,100	48,818
Fondiaria-Sai SpA (saving shares)	500	15,218
Genworth Financial, Inc. – Class A	1,500	34,770
MetLife, Inc.	1,100	64,086
Muenchener Rueckversicherungs AG	400	70,495
Sanlam Ltd.	7,300	17,348
The Travelers Cos, Inc.	900	41,769
XL Capital Ltd. – Class A	1,000	36,060

		566,114

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	79

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 1.1%
Federal Home Loan Mortgage Corp.	1,300	$32,734
Federal National Mortgage Association	1,200	33,180

		65,914

		1,794,245

Materials – 13.9%
Chemicals – 4.2%
BASF SE	800	101,791
Dow Chemical Co.	1,600	60,304
E.I. Du Pont de Nemours & Co.	1,000	46,420
Mitsubishi Chemical Holdings Corp.	8,500	57,494

		266,009

Construction Materials – 0.4%
Buzzi Unicem SpA	1,000	24,534

Metals & Mining – 8.6%
Alcoa, Inc.	1,300	48,282
Antofagasta PLC	2,100	33,470
ArcelorMittal	1,400	107,546
BHP Billiton Ltd.	500	18,091
Gerdau Ameristeel Corp.	2,300	34,047
Gerdau SA (ADR)	1,100	36,047
JFE Holdings, Inc.	1,400	62,381
Kazakhmys PLC	1,400	42,645
Nippon Steel Corp.	8,000	42,090
POSCO (ADR)	200	27,060
Xstrata PLC	890	69,429
Zinifex Ltd.	1,600	16,098

		537,186

Paper & Forest Products – 0.7%
Stora Enso Oyj – Class R	3,400	42,458

		870,187

Energy – 13.8%
Oil, Gas & Consumable Fuels – 13.8%
Chevron Corp.	1,600	138,656
ConocoPhillips	1,500	124,065
ENI SpA	2,000	69,062
Exxon Mobil Corp.	700	60,907
Marathon Oil Corp.	1,500	79,740
Nippon Mining Holdings, Inc.	4,500	26,653
Petro-Canada	1,300	62,223
PTT PCL	1,300	14,126
Repsol YPF SA	2,500	86,242
Royal Dutch Shell PLC (Euronext Amsterdam)	2,620	93,690
StatoilHydro ASA	2,300	70,084
Total SA	500	37,652

		863,100

80	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 9.0%
Aerospace & Defense – 1.7%
Bombardier, Inc. (b)	7,100	$40,613
Northrop Grumman Corp.	800	62,888

		103,501

Airlines – 2.1%
Air France-KLM	1,900	51,191
Deutsche Lufthansa AG	3,500	81,917

		133,108

Industrial Conglomerates – 0.5%
General Electric Co.	900	29,826

Machinery – 2.4%
Parker Hannifin Corp.	900	58,167
SPX Corp.	500	51,150
Volvo Ab-b Shs – Class B	2,900	43,054

		152,371

Marine – 1.8%
Mitsui OSK Lines Ltd.	6,000	77,927
Neptune Orient Lines Ltd.	7,000	15,297
Nippon Yusen KK	2,000	18,481

		111,705

Trading Companies & Distributors – 0.5%
Finning International, Inc.	1,000	28,194

		558,705

Consumer Discretionary – 8.7%
Auto Components – 0.7%
Compagnie Generale des Etablissements Michelin – Class B	400	39,396
Hyundai Mobis	90	6,908

		46,304

Automobiles – 2.4%
Hyundai Motor Co.	340	9,791
Nissan Motor Co. Ltd.	8,400	75,541
Renault SA	600	64,108

		149,440

Household Durables – 1.6%
Black & Decker Corp.	400	27,508
Sharp Corp.	4,000	72,790

		100,298

Internet & Catalog Retail – 0.3%
Home Retail Group PLC	3,200	16,346

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 2.9%
CBS Corp. – Class B	2,700	$61,614
Time Warner, Inc.	4,600	71,806
The Walt Disney Co.	1,400	45,374

		178,794

Multiline Retail – 0.7%
Macy’s, Inc.	1,700	41,956

Specialty Retail – 0.1%
Office Depot, Inc.(b)	800	9,096

		542,234

Health Care – 5.9%
Health Care Providers & Services – 1.5%
AmerisourceBergen Corp. – Class A	1,100	45,892
McKesson Corp.	800	47,008

		92,900

Pharmaceuticals – 4.4%
AstraZeneca PLC	700	26,164
GlaxoSmithKline PLC	2,300	50,206
Merck & Co., Inc.	500	22,150
Pfizer, Inc.	5,200	115,856
Sanofi-Aventis SA	800	59,130

		273,506

		366,406

Telecommunication Services – 5.1%
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	1,600	55,728
China Netcom Group Corp. Ltd.	10,500	32,368
China Telecom Corp. Ltd. – Class H	24,420	18,045
Tele2 AB – Class B	2,100	36,911
Verizon Communications, Inc.	900	32,688

		175,740

Wireless Telecommunication Services – 2.3%
Sprint Nextel Corp.	3,600	25,596
Vodafone Group PLC	36,612	117,871

		143,467

		319,207

Utilities – 3.2%
Electric Utilities – 3.2%
E.ON AG	500	93,971
Kyushu Electric Power Co., Inc.	1,700	42,833
The Tokyo Electric Power Co. Inc	2,400	61,661

		198,465

82	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 3.1%
Computers & Peripherals – 1.0%
Fujitsu Ltd.	9,000	$64,036

Electronic Equipment & Instruments – 1.3%
AU Optronics Corp. (Sponsored) (ADR)	1,680	32,055
Flextronics International Ltd.(b)	2,538	25,735
Tech Data Corp.(b)	700	23,345

		81,135

Semiconductors & Semiconductor Equipment – 0.8%
Hynix Semiconductor, Inc.(b)	400	10,286
Samsung Electronics Co. Ltd.	14	8,207
Siliconware Precision Industries Co. (Sponsored) (ADR)	3,352	27,419

		45,912

		191,083

Consumer Staples – 2.1%
Food & Staples Retailing – 0.3%
Supervalu, Inc.	800	21,000

Tobacco – 1.8%
Altria Group, Inc.	1,500	109,710

		130,710

Total Common Stocks (cost $6,137,182)		5,834,342

WARRANTS – 0.7%
Information Technology – 0.7%
Computers & Peripherals – 0.2%
Compal Electronics, Inc., expiring 1/17/12(a)(b)	17,974	16,374

Semiconductors & Semiconductor Equipment – 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., expiring 1/17/12(a)(b)	9,346	18,534
United Microelectronics Corp., Deutshe Bank AG London, expiring 1/24/17(a)(b)	19,638	11,645

Total Warrants (cost $49,988)		46,553

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

NON-CONVERTIBLE – PREFERRED STOCKS – 0.2%
Information Technology – 0.2%
Semiconductors & Semiconductor Equipment – 0.2%
Samsung Electronics Co. Ltd. (cost $12,822)	25	$10,732

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $100,396)	100,396	100,396

Total Investments – 96.1% (cost $6,300,388)		5,992,023
Other assets less liabilities – 3.9%		240,022

Net Assets – 100.0%		$6,232,045

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	1	March 2008	$66,525	$56,490	$(10,035)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the aggregate market value of these securities amounted to $88,987 or 1.4% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

84	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Value Portfolio—Portfolio of Investments

GLOBAL RESEARCH GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 90.8%
Financials – 19.3%
Capital Markets – 12.5%
3i Group PLC	1,804	$29,156
The Blackstone Group LP	5,100	84,150
Credit Suisse Group	2,834	139,336
Janus Capital Group, Inc.	1,600	38,752
Lehman Brothers Holdings, Inc.	3,100	158,069
Macquarie Group Ltd.	910	45,446
Man Group PLC	6,193	67,565
Merrill Lynch & Co., Inc.	1,900	94,164
MF Global Ltd.(a)	1,200	21,060
UBS AG (Swiss Virt-X)	3,616	117,985

		795,683

Commercial Banks – 1.5%
Banco Itau Holding Financeira SA (ADR)	1,425	36,110
Banco Santander Central Hispano SA	3,250	58,076

		94,186

Diversified Financial Services – 3.4%
Bolsa De Mercadorias E Futuros	1,100	11,728
CME Group, Inc. – Class A	109	55,949
JPMorgan Chase & Co.	2,735	111,178
NYSE Euronext	600	39,402

		218,257

Insurance – 1.9%
American International Group, Inc.	1,200	56,232
MBIA, Inc.	2,000	25,940
QBE Insurance Group Ltd.	1,790	37,024

		119,196

		1,227,322

Information Technology – 12.4%
Communications Equipment – 2.9%
Cisco Systems, Inc.(a)	2,548	62,095
Juniper Networks, Inc.(a)	900	24,138
Nokia OYJ	1,705	61,256
Research In Motion Ltd.(a)	350	36,330

		183,819

Computers & Peripherals – 2.7%
Apple, Inc.(a)	300	37,506
EMC Corp.(a)	1,299	20,187
Hewlett-Packard Co.	1,079	51,544
InnoLux Display Corp.	3,119	8,606
International Business Machines Corp.	500	56,930

		174,773

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	85

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.4%
Amphenol Corp. – Class A	300	$11,091
Tyco Electronics Ltd.	500	16,450

		27,541

Internet Software & Services – 1.8%
Alibaba.com Ltd.(a)	2,500	6,059
Ebay, Inc.(a)	1,600	42,176
Google, Inc. – Class A(a)	134	63,138

		111,373

Semiconductors & Semiconductor Equipment –1.9%
Applied Materials, Inc.	500	9,585
Broadcom Corp.-Class A(a)	700	13,237
Intel Corp.	1,700	33,915
Lam Research Corp.(a)	300	12,072
MEMC Electronic Materials, Inc.(a)	100	7,628
Nvidia Corp.(a)	600	12,834
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,901	18,516
Tokyo Electron Ltd.	200	12,396

		120,183

Software – 2.7%
Adobe Systems, Inc.(a)	795	26,752
Microsoft Corp.	2,600	70,772
Oracle Corp.(a)	1,550	29,140
Salesforce.com, Inc.(a)	400	23,888
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(a)	300	9,924
VMware, Inc. – Class A(a)	200	11,734

		172,210

		789,899

Industrials – 11.1%
Aerospace & Defense – 3.5%
BAE Systems PLC	7,362	70,079
Honeywell International, Inc.	600	34,524
Lockheed Martin Corp.	500	51,600
United Technologies Corp.	900	63,459

		219,662

Air Freight & Logistics – 0.4%
United Parcel Service, Inc. – Class B	400	28,096

Construction & Engineering – 0.4%
Fluor Corp.	200	27,850

Electrical Equipment – 1.5%
ABB Ltd.	1,209	30,121

86	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Cooper Industries Ltd. – Class A	300	$12,579
Emerson Electric Co.	1,000	50,960

		93,660

Industrial Conglomerates – 1.9%
General Electric Co.	1,600	53,024
Siemens AG	549	70,689

		123,713

Machinery – 1.3%
Atlas Copco AB – Class A	1,318	20,484
Caterpillar, Inc.	100	7,233
Danaher Corp.	200	14,830
Deere & Co.	300	25,563
Eaton Corp.	200	16,126

		84,236

Trading Companies & Distributors – 2.1%
Mitsubishi Corp.	1,700	51,868
Mitsui & Co. Ltd.	3,000	65,242
Wolseley PLC	1,236	15,125

		132,235

		709,452

Health Care – 10.3%
Biotechnology – 1.6%
Amylin Pharmaceuticals, Inc.(a)	200	5,294
Basilea Pharmaceutica(a)	50	9,567
Genentech, Inc.(a)	500	37,875
Gilead Sciences, Inc.(a)	1,000	47,320

		100,056

Health Care Equipment & Supplies – 2.0%
Alcon, Inc.	300	43,419
Becton Dickinson & Co.	400	36,168
Hologic, Inc.(a)	400	24,124
Nobel Biocare Holding AG	108	26,119

		129,830

Health Care Providers & Services – 2.2%
Aetna, Inc.	900	44,640
Medco Health Solutions, Inc.(a)	600	26,586
WellPoint, Inc.(a)	1,000	70,080

		141,306

Pharmaceuticals – 4.5%
Abbott Laboratories	800	42,840
Eli Lilly & Co.	600	30,012
Merck & Co., Inc.	800	35,440
Novartis AG	280	13,830
Roche Holding AG	329	64,520

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	87

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Schering-Plough Corp.	1,300	$28,210
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,400	68,698

		283,550

		654,742

Consumer Staples – 10.1%
Beverages – 1.3%
The Coca-Cola Co.	900	52,614
SABMiller PLC	1,446	30,042

		82,656

Food & Staples Retailing – 2.1%
Safeway, Inc.	1,300	37,362
Wal-Mart de Mexico SAB de CV Series V	16,168	58,936
Wal-Mart Stores, Inc.	600	29,754
X 5 Retail Group NV (GDR)(a)(b)	266	8,890

		134,942

Food Products – 4.3%
Archer-Daniels-Midland Co.	1,300	58,630
Bunge Ltd.	400	44,336
Nestle SA	210	100,230
WM Wrigley Jr Co.	1,200	71,832

		275,028

Personal Products – 1.1%
The Estee Lauder Cos, Inc. – Class A	400	17,032
L’Oreal SA	359	42,603
Oriflame Cosmetics SA	169	11,292

		70,927

Tobacco – 1.3%
Altria Group, Inc.	1,100	80,454

		644,007

Energy – 9.1%
Energy Equipment & Services – 3.5%
Baker Hughes, Inc.	1,459	98,176
Cameron International Corp.(a)	1,400	59,472
Technip SA	811	66,208

		223,856

Oil, Gas & Consumable Fuels – 5.6%
Addax Petroleum Corp.	1,173	53,629
China Shenhua Energy Co. Ltd. – Class H	5,500	28,015
EOG Resources, Inc.	1,000	118,990
Noble Energy, Inc.	1,300	100,620
Petroleo Brasileiro SA (Sponsored) (ADR)	300	29,379
Sasol Ltd.	472	24,139

		354,772

		578,628

88	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 8.9%
Chemicals – 2.9%
Air Products & Chemicals, Inc.	1,000	$91,330
Monsanto Co.	800	92,544

		183,874

Metals & Mining – 6.0%
Cia Vale do Rio Doce (ADR)	2,900	101,036
Cia Vale do Rio Doce (Sponsored) (ADR)	1,380	40,462
Rio Tinto PLC	1,140	128,258
Sterlite Industries India Ltd. (ADR)(a)	1,400	29,190
Xstrata PLC	1,043	81,365

		380,311

		564,185

Consumer Discretionary – 5.2%
Auto Components – 0.5%
Denso Corp.	800	29,865

Automobiles – 0.5%
Fiat SpA	1,649	34,853

Diversified Consumer Services – 0.8%
Apollo Group, Inc. – Class A(a)	800	49,104

Hotels, Restaurants & Leisure – 0.7%
Ctrip.com International Ltd. (ADR)	200	12,124
Wyndham Worldwide Corp.	1,600	35,472

		47,596

Household Durables – 0.2%
Garmin Ltd.	200	11,742

Media – 0.3%
Eutelsat Communications	109	2,998
SES (FDR)	120	2,966
Viacom, Inc. – Class B(a)	400	15,900

		21,864

Multiline Retail – 1.0%
Kohl’s Corp.(a)	800	35,552
Lotte Shopping Co. Ltd.	90	30,461

		66,013

Specialty Retail – 0.6%
Esprit Holdings Ltd.	1,500	18,719
Lowe’s Cos, Inc.	700	16,779

		35,498

Textiles Apparel & Luxury Goods – 0.6%
Adidas AG	583	36,995

		333,530

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	89

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.5%
Independent Power Producers & Energy Traders –1.5%
Iberdrola Renovables(a)	7,581	$47,187
International Power PLC	6,581	49,442

		96,629

Multi-Utilities – 1.0%
Veolia Environnement	701	62,371

		159,000

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 0.7%
AT&T, Inc.	400	13,932
Telefonica SA	419	12,125
Verizon Communications, Inc.	600	21,792

		47,849

Wireless Telecommunication Services – 1.2%
America Movil SAB de CV Series L (ADR)	300	18,138
MTN Group Ltd.	552	8,644
Turkcell Iletisim Hizmet AS (ADR)	300	7,569
Vimpel-Communications (ADR)	500	17,365
Vodafone Group PLC	7,018	22,594

		74,310

		122,159

Total Common Stocks (cost $5,676,263)		5,782,924

WARRANTS – 1.4%
Utilities – 0.8%
Independent Power Producers & Energy Traders – 0.8%
NTPC Ltd., expiring 2/06/17(a)(b)	9,923	50,022

Financials – 0.4%
Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp., expiring 1/18/11(a)	417	29,277

Information Technology – 0.2%
Electronic Equipment & Instruments – 0.2%
HON HAI Precision Industry Co., Ltd. Citigroup Global Markets, expiring 1/17/12(b)	1,964	11,886

Total Warrants (cost $64,480)		91,185

90	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $100,139)	100,139	$100,139

Total Investments – 93.8% (cost $5,840,882)		5,974,248
Other assets less liabilities – 6.2%		396,149

Net Assets – 100.0%		$6,370,397

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the aggregate market value of these securities amounted to $70,798 or 1.1% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
FDR	– Fiduciary Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	91

Global Research Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 23.5%
Treasuries – 23.5%
U.S. Treasury Bonds 4.75%, 8/15/17	$30,915	$33,890,569
U.S. Treasury Notes 3.50%, 8/15/09(a)	50,618	52,021,840
4.50%, 5/15/17	29,235	31,493,872
4.625%, 11/30/08	112,681	115,145,897
4.75%, 12/31/08	51,720	52,992,777
4.875%, 5/31/11	24,720	26,966,034

Total Governments - Treasuries (cost $301,299,398)		312,510,989

CORPORATES - INVESTMENT GRADES – 21.0%
Financial Institutions – 13.2%
Banking – 5.7%
Bank of America Corp. 3.375%, 2/17/09	3,010	3,013,145
BB&T Corp. 6.50%, 8/01/11	3,035	3,250,840
Citigroup, Inc. 3.625%, 2/09/09	6,640	6,643,074
Comerica, Inc. 4.80%, 5/01/15	2,380	2,238,669
Compass Bank 6.40%, 10/01/17	1,615	1,686,662
Credit Suisse USA, Inc. 4.70%, 6/01/09	6,625	6,725,667
Marshall & Ilsley Corp. 4.375%, 8/01/09	5,123	5,165,275
Morgan J P & Co., Inc. 6.25%, 1/15/09	6,120	6,244,261
National City Bank of Pennsylvania 6.25%, 3/15/11	6,470	6,578,560
NB Capital Trust IV 8.25%, 4/15/27	3,345	3,478,235
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(b)	783	807,948
UBS Preferred Funding Trust I 8.622%, 10/01/10(b)	1,377	1,516,050
Union Planters Corp. 7.75%, 3/01/11	3,867	4,221,542
UnionBanCal Corp. 5.25%, 12/16/13	5,212	5,165,785
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	2,429	2,493,473

92	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

US Bancorp 5.30%, 4/28/09	$6,550	$6,685,827
Wachovia Corp. 5.625%, 12/15/08	2,856	2,888,933
Wells Fargo & Co. 3.125%, 4/01/09	6,700	6,651,284

		75,455,230

Brokerage – 2.7%
The Bear Stearns Co., Inc. 3.25%, 3/25/09	6,820	6,705,226
7.625%, 12/07/09	6,475	6,745,357
Lehman Brothers Holdings, Inc. 3.60%, 3/13/09	6,715	6,600,577
7.875%, 11/01/09	2,726	2,853,342
Merrill Lynch & Co., Inc. Series MTNC 4.125%, 1/15/09	6,760	6,730,418
Morgan Stanley 5.05%, 1/21/11	6,635	6,791,321

		36,426,241

Finance – 2.5%
American Express Co. 4.75%, 6/17/09	2,976	2,987,839
American General Finance Corp. 4.625%, 5/15/09	5,240	5,239,597
Capital One Bank 5.00%, 6/15/09	4,160	4,133,696
Capital One Financial Corp. 6.75%, 9/15/17	395	397,165
CIT Group, Inc. 3.375%, 4/01/09	6,860	6,665,697
General Electric Capital Corp. 3.125%, 4/01/09	6,730	6,729,172
Household Finance Corp. 4.125%, 12/15/08	6,690	6,709,548

		32,862,714

Insurance – 1.1%
Allstate Life Global Funding Trust
Series 04-1 4.50%, 5/29/09	2,911	2,951,888
Genworth Financial, Inc. 5.231%, 5/16/09	2,218	2,250,915
UnitedHealth Group, Inc. 4.125%, 8/15/09	2,429	2,442,852
WellPoint, Inc. 4.25%, 12/15/09	6,800	6,867,803

		14,513,458

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	93

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11	$3,130	$3,126,391

REITS – 1.0%
Simon Property Group LP 3.75%, 1/30/09	6,665	6,616,486
5.00%, 3/01/12	6,630	6,503,380

		13,119,866

		175,503,900

Industrial – 6.3%
Basic – 0.2%
Celulosa Arauco Y Constitucion 8.625%, 8/15/10	1,506	1,678,112
United States Steel Corp. 5.65%, 6/01/13	460	448,258

		2,126,370

Capital Goods – 0.5%
Caterpillar Financial Services 4.50%, 6/15/09	3,478	3,532,747
Illinois Tool Works, Inc. 5.75%, 3/01/09	2,624	2,691,062

		6,223,809

Communications - Media – 0.5%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	6,350	6,564,687

Communications - Telecommunications – 1.7%
AT&T, Inc. 4.125%, 9/15/09	6,670	6,757,144
Nextel Communications, Inc. Series E 6.875%, 10/31/13	6,796	5,334,860
Qwest Corp. 8.875%, 3/15/12	3,930	4,101,937
Vodafone Group PLC 7.75%, 2/15/10	6,160	6,612,797

		22,806,738

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 7.20%, 9/01/09	5,900	6,191,967

Consumer Cyclical - Retailers – 0.0%
Limited Brands, Inc. 6.90%, 7/15/17	846	789,062

94	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.0%
Abbott Laboratories 3.50%, 2/17/09	$3,250	$3,261,287
Cia Brasileira De Bebida 8.75%, 9/15/13	2,274	2,615,100
Kraft Foods, Inc. 4.125%, 11/12/09	1,639	1,652,710
Baxter FinCo BV 4.75%, 10/15/10	5,757	6,002,001

		13,531,098

Energy – 0.7%
ConocoPhillips 6.375%, 3/30/09	2,828	2,913,397
Vastar Resources, Inc. 6.50%, 4/01/09	6,390	6,609,759

		9,523,156

Technology – 0.3%
Electronic Data Systems Corp. Series B 6.50%, 8/01/13	1,550	1,585,258
International Business Machines Corp. 5.375%, 2/01/09	2,869	2,926,343

		4,511,601

Transportation - Airlines – 0.2%
United Air Lines, Inc. 6.636%, 7/02/22	2,534	2,388,471

Transportation - Railroads – 0.2%
Norfolk Southern Corp. 6.20%, 4/15/09	2,700	2,782,909

Transportation - Services – 0.5%
FedEx Corp. 3.50%, 4/01/09	6,715	6,712,186

		84,152,054

Utility – 1.5%
Electric – 1.5%
Constellation Energy Group, Inc. 6.125%, 9/01/09	6,420	6,602,052
Pacific Gas & Electric Co. 3.60%, 3/01/09	6,660	6,689,517
PPL Electric Utilities Corp. 6.25%, 8/15/09	6,380	6,648,623

		19,940,192

Total Corporates - Investment Grades (cost $278,312,842)		279,596,146

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	95

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 12.6%
Agency ARMS – 9.3%
Federal Home Loan Mortgage Corp. Series 2006 6.158%, 12/01/36(c)	$5,259	$5,431,093
Series 2007 5.934%, 11/01/36(c)	9,288	9,595,731
5.944%, 2/01/37(c)	6,452	6,660,210
5.975%, 3/01/37(c)	11,256	11,630,969
6.03%, 10/01/37(c)	71	72,923
6.044%, 3/01/37(c)	9,613	9,921,153
6.093%, 1/01/37(c)	8,034	8,316,243
Federal National Mortgage Association Series 2006 5.463%, 5/01/36(c)	3,622	3,749,347
5.759%, 10/01/36(c)	5,199	5,380,624
5.848%-5.85%, 10/01/36-11/01/36(c)	19,029	19,730,176
5.912%, 6/01/36(c)	6,763	7,012,741
5.915%, 6/01/36(c)	10,644	11,036,001
Series 2007 5.525%, 3/01/37(c)	5,076	5,194,137
5.744%, 12/01/36(c)	4,517	4,681,756
5.786%, 8/01/37(c)	15,053	15,973,816

		124,386,920

Agency Fixed Rate 30-Year – 2.4%
Federal Gold Loan Mortgage Corp. Series 2007 6.00%, 7/01/37-9/01/37	15,135	15,465,961
7.00%, 2/01/37	15,351	16,142,907

		31,608,868

Agency Fixed Rate 15-Year – 0.9%
Federal National Mortgage Association Series 1996 6.00%, 12/01/09	1	507
Series 1998 6.00%, 10/01/13-12/01/13	55	57,479
Series 2001 6.00%, 11/01/16	205	212,647
Series 2002 6.00%, 12/01/17	105	108,450
Series 2005 6.00%, 6/01/17-6/01/20	548	565,139
Series 2006 6.00%, 5/01/21-1/01/22	8,745	9,050,670
Series 2007 6.00%, 2/01/22	1,844	1,905,598

		11,900,490

Total Mortgage Pass-Thru’s (cost $163,077,264)		167,896,278

96	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.7%
Non-Agency Fixed Rate CMBS – 7.2%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	$4,100	$3,854,809
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	10,615	10,864,556
Series 2007-PW18, Class A4 5.70%, 6/11/50	3,100	2,939,575
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39	3,500	3,296,024
First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2 6.56%, 11/18/35	179	178,305
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,557,351
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	8,500	8,314,321
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A2 5.198%, 12/15/44	5,847	5,739,413
Series 2006-CB17, Class A4 5.429%, 12/12/43	3,300	3,122,036
Series 2007-LD11, Class C 5.819%, 6/15/49	7,760	5,655,152
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class C 5.936%, 7/15/44	10,000	7,407,822
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4 6.462%, 3/15/31	5,900	6,046,608
Series 2003-C5, Class A3 4.254%, 7/15/27	7,435	7,287,020
Series 2004-C7, Class A2 3.992%, 10/15/29	15,840	15,635,214
Series 2007-C7, Class A3 5.866%, 9/15/45	3,800	3,670,723
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	277	276,833

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	97

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2007-C32, Class C 5.741%, 6/15/49	$7,500	$5,439,358

		95,285,120

Non-Agency Floating Rate CMBS – 2.5%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 3.431%, 3/15/22(c)(d)	2,500	2,375,000
Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 3.221%, 4/15/17(c)(d)	420	419,598
Series 2005-FL11, Class D 3.461%, 11/15/17(c)(d)	1,808	1,699,056
Series 2007-FL14, Class C 3.435%, 6/15/22(c)(d)	7,300	6,837,649
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 3.591%, 10/15/21(c)(d)	4,900	4,820,426
Series 2007-TFLA, Class A2 3.241%, 2/15/22(c)(d)	8,000	7,439,834
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 3.431%, 10/15/17(c)(d)	2,400	2,396,084
Morgan Stanley Capital I Series 2005-XLF, Class G 3.492%, 8/15/19(c)(d)	2,000	1,900,000
Series 2005-XLF, Class H 3.512%, 8/15/19(c)(d)	1,000	945,000
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 3.521%, 9/15/21(c)(d)	2,600	2,333,333
Series 2007-WHL8, Class E 3.521%, 6/15/20(c)(d)	2,725	2,402,449

		33,568,429

Total Commercial Mortgage-Backed Securities (cost $138,381,356)		128,853,549

ASSET-BACKED SECURITIES – 9.6%
Home Equity Loans - Floating Rate – 5.1%
ACE Securities Corp. Series 2003-OP1, Class A2 3.495%, 12/25/33(c)	18	13,032
BNC Mortgage Loan Trust Series 2007-2, Class M5 4.035%, 5/25/37(c)	1,200	123,600

98	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Countrywide Asset-Backed Certificates Series 2007-10, Class 2A2 3.255%, 6/25/30(c)	$2,500	$2,254,298
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 3.425%, 6/25/34(c)	83	65,104
Home Equity Mortgage Trust Series 2005-3, Class M1 3.675%, 11/25/35(c)	644	579,388
Series 2006-1, Class A2 5.30%, 5/25/36(e)	4,010	1,406,410
Household Home Equity Loan Trust Series 2006-1, Class M1 3.394%, 1/20/36(c)	1,899	1,653,982
Series 2007-2, Class A2V 3.274%, 7/20/36(c)	2,800	2,621,500
HSI Asset Securitization Corp. Series 2006-OPT1, Class 2A1 3.215%, 12/25/35(c)	541	540,120
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 3.295%, 7/25/37(c)	3,350	3,034,892
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 3.335%, 6/25/37(c)(d)	3,700	3,343,875
Lehman XS Trust Series 2005-2, Class 1M1 3.635%, 8/25/35(c)(f)	5,000	3,350,000
Series 2006-1, Class 1M1 3.585%, 2/25/36(c)(f)	4,000	2,200,000
Master Asset Backed Securities Trust Series 2006-WMC1, Class A2 3.245%, 2/25/36(c)	2,000	1,954,811
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 3.255%, 4/25/37(c)	5,769	5,671,943
Series 2007-3, Class A2B 3.265%, 6/25/37(c)	4,060	3,660,346
Series 2007-5, Class 2A1 3.835%, 10/25/37(c)	4,982	4,938,743
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 3.265%, 6/25/37(c)	3,100	2,811,796
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 3.255%, 3/25/36(c)	5,800	5,742,000
Series 2007-1, Class 2A1 3.265%, 4/25/37(c)	3,698	3,574,206

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	99

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Novastar Home Loan Equity Series 2007-2, Class A2B 3.295%, 9/25/37(c)	$3,125	$2,736,937
Series 2007-2, Class M1 3.435%, 9/25/37(c)	4,935	1,665,316
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 3.235%, 7/25/36(c)	4,215	4,110,944
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 3.265%, 7/25/37(c)	4,185	4,077,759
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 3.585%, 6/25/36(c)	2,000	1,540,387
Wells Fargo Home Equity Trust Series 2006-1, Class A2 3.225%, 5/25/36(c)	4,283	4,235,168

		67,906,557

Home Equity Loans - Fixed Rate – 2.9%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,901	2,646,610
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	388	375,684
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2, Class AF3 4.871%, 8/25/35	4,484	4,460,533
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	3,500	2,521,495
Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.45%, 1/25/33(e)	1,621	1,419,201
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,524,918
Series 2005-CB4, Class AF2 4.751%, 8/25/35	1,859	1,672,390
Series 2005-RP2, Class AF2 5.75%, 9/25/35(d)	1,800	1,751,625
Series 2007-CB4, Class A2A 5.844%, 4/25/37	2,500	2,490,551
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(d)	5,500	5,336,717

100	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	$1,076	$1,022,250
Series 2006-5, Class A1 5.50%, 1/25/37	2,925	1,317,752
Household Home Equity Loan Trust Series 2007-1, Class A2F 5.60%, 3/20/36	7,610	7,128,101
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(d)	147	109,965
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(d)	2,144	2,149,536
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(d)(g)	11,483	2,196,038

		38,123,366

Autos - Floating Rate – 0.8%
Capital Auto Receivables Asset Trust FRN Series 2007-SN2, Class A2 3.901%, 1/15/10(c)(d)	7,000	6,978,125
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 3.184%, 4/20/13(c)	4,360	4,257,816

		11,235,941

Other ABS - Floating Rate – 0.4%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 3.81%, 2/25/42(c)(d)	3,600	3,366,000
Neapolitan Segregated Portfolio Series 2007-1A, Class I 4.122%, 3/30/46(c)(d)(f)	1,100	77,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 4.235%, 2/25/47(c)(d)	1,865	1,433,428
SLM Student Loan Trust Series 2005-10, Class A2 3.341%, 4/27/15(c)	163	162,411

		5,038,839

Credit Cards - Floating Rate – 0.3%
Chase Issuance Trust Series 2006-A1, Class A 3.161%, 4/15/13(c)	4,000	3,909,376

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	Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(d)	$1,600	$1,392,000

Total Asset-Backed Securities (cost $148,405,177)		127,606,079

CMOS – 5.7%
Non-Agency Floating Rate – 2.4%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 3.605%, 2/25/36(c)(f)	4,155	1,454,250
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 4.705%, 9/25/45(c)	127	113,421
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 5.522%, 12/25/35(c)	1,394	1,319,110
Series 2006-OA14, Class 3A1 5.372%, 11/25/46(c)	2,223	1,967,203
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 3.615%, 2/25/35(c)	167	144,071
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 3.325%, 8/25/47(c)	2,940	2,306,611
Deutsche ALT-A Securities, Inc. Mortgage Loan Series 2005-AR1, Class 1A1 3.445%, 8/25/35(c)	146	117,485
Homebanc Mortgage Trust Series 2005-4, Class A2 3.465%, 10/25/35(c)	4,409	3,155,539
Lehman XS Trust Series 2007-2N, Class M1 3.475%, 2/25/37(c)(f)	3,600	1,427,250
MLCC Mortgage Investors, Inc. FRN Series 2004-A, Class A1 3.365%, 4/25/29(c)	127	115,582
MortgageIT Trust Series 2005-4, Class M1 3.585%, 10/25/35(c)	1,729	1,062,278
Sequoia Mortgage Trust Series 2007-3, Class 1A1 3.314%, 7/20/36(c)	3,998	3,424,258

102	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 3.365%, 5/25/35(c)	$216	$166,348
Series 2005-9, Class 2A1 5.726%, 5/25/35(c)	1,222	1,083,642
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 3.449%, 10/19/34(c)	793	675,473
Washington Mutual Mortgage Pass Through Series 2006-AR11, Class 1A 5.482%, 9/25/46(c)	3,750	3,220,354
Series 2006-AR11, Class 3A1A 5.442%, 9/25/46(c)	1,406	1,163,666
Series 2006-AR4, Class 1A1B 5.462%, 5/25/46(c)	1,615	1,382,583
Series 2006-AR9, Class 1AB2 3.355%, 8/25/46(c)	4,575	4,359,853
Series 2007-OA1, Class A1A 5.222%, 2/25/47(c)	3,497	2,887,075

		31,546,052

Non-Agency ARMS – 1.9%
Adjustable Rate Mortgage Trust Series 2005-4, Class 3A1 4.963%, 8/25/35(b)	4,133	4,049,189
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.40%, 2/25/36(b)	3,643	2,928,631
Series 2007-1, Class 21A1 5.731%, 1/25/47(b)	7,352	6,118,582
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.11%, 5/25/35(b)	3,021	2,968,393
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.223%, 5/25/36(b)	1,628	1,482,567
JPMorgan Alternative Loan Trust Series 2006-A4, Class A1 5.95%, 9/25/36(b)	5,522	5,480,129
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.235%, 8/25/35(b)	2,611	2,563,761

		25,591,252

Non-Agency Fixed Rate – 0.9%
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	1,684	1,683,633

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.077%, 6/26/35(d)	$2,694	$2,663,457
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	1,636	1,614,573
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	6,125	6,275,282

		12,236,945

Agency Floating Rate – 0.5%
Federal National Mortgage Association Series 2003-52, Class FV 4.135%, 5/25/31(c)	3,854	3,897,717
Series 2003-W13, Class AV2 3.415%, 10/25/33(c)	471	470,807
Freddie Mac Reference REMIC Series 2006-R008, Class FK 3.521%, 7/15/23(c)	1,921	1,886,079

		6,254,603

Total CMOs (cost $88,333,859)		75,628,852

INFLATION-LINKED SECURITIES – 2.5%
U.S. Treasury Notes 3.875%, 1/15/09 (TIPS) (cost $31,754,192)	31,491	32,797,552

AGENCIES – 1.4%
Agency Debentures – 1.4%
Federal Home Loan Bank 5.125%, 6/13/08 (cost $18,504,652)	18,520	18,638,620

SHORT-TERM INVESTMENTS – 11.1%
Time Deposit – 11.1%
State Street Euro Dollar 2.35%, 3/03/08 (cost $147,326,782)	147,327	147,326,782

Total Investments – 97.1% (cost $1,315,395,515)		1,290,854,847
Other assets less liabilities – 2.9%		38,785,916

Net Assets – 100.0%		$1,329,640,763

104	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	982	June 2008	$110,692,660	$112,193,500	$1,500,840
U.S. T-Note 5 Yr Futures	1,530	June 2008	326,707,250	328,830,470	2,123,221

Sold Contracts
U.S. T-Note 10 Yr Futures	903	June 2008	103,245,084	105,904,969	(2,659,884)

					$964,177

(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $770,801.

(b)	Variable rate coupon, rate shown as of February 29, 2008.

(c)	Floating Rate Security. Stated interest rate was in effect at February 29, 2008.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the aggregate market value of these securities amounted to $64,366,195 or 4.8% of net assets.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 29, 2008.

(f)	Illiquid security, valued at fair value. (See note A)

(g)	IO – Interest Only

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Portfolio’s total exposure to subprime investments was 7.66%. These investments are valued in accordance with the Portfolio’s Valuation Policies.

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

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Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 28.7%
Financial Institutions – 14.1%
Banking – 5.6%
Bank of America Corp. 3.375%, 2/17/09(a)	$1,970	$1,972,059
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11(a)	170	186,273
BankAmerica Capital II Series 2 8.00%, 12/15/26(a)	1,950	2,024,576
Barclays Bank PLC 8.55%, 6/15/11(a)(b)(c)	961	1,031,793
Citicorp Series MTNF 6.375%, 11/15/08(a)	761	776,393
Citigroup, Inc. 3.625%, 2/09/09(a)	4,345	4,347,012
4.625%, 8/03/10(a)	2,357	2,411,944
5.286%, 6/09/09(a)(d)	421	418,474
Compass Bank 5.50%, 4/01/20(a)	4,989	4,824,308
Credit Suisse First Boston USA, Inc. 5.50%, 8/15/13(a)	1,812	1,899,748
Deutsche Bank Ag London 5.00%, 10/12/10(a)	4,225	4,431,307
Huntington National Bank 4.375%, 1/15/10(a)	517	511,779
JPMorgan Chase & Co. 6.75%, 2/01/11(a)	4,225	4,537,806
JPMorgan Chase Capital XXV Series Y 6.80%, 10/01/37(a)	733	686,166
KeyBank NA 7.00%, 2/01/11(a)	3,140	3,347,874
Marshall & Ilsley Bank 5.00%, 1/17/17(a)	3,700	3,478,751
Marshall & Ilsley Corp. 4.375%, 8/01/09(a)	3,377	3,404,867
5.626%, 8/17/09(a)	2,022	2,078,177
MBNA Corp. 4.625%, 9/15/08(a)	1,362	1,370,470
Morgan J P & Co., Inc. 6.25%, 1/15/09(a)	3,759	3,835,323
MUFG Capital Finance 1 Ltd. 6.346%, 7/29/49(a)(b)	770	674,781
National City Bank of Pennsylvania 6.25%, 3/15/11(a)	4,245	4,316,227

Intermediate Duration Bond Portfolio—Portfolio of Investments

106	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

	Principal Amount (000)	U.S. $ Value

National City Bank/Cleveland OH 6.20%, 12/15/11(a)	$4,225	$4,497,382
RBS Capital Trust III 5.512%, 9/30/14(a)(b)	562	514,926
Regions Financial Corp 6.375%, 5/15/12(a)	4,250	4,453,358
Resona Bank Ltd. 5.85%, 4/15/16(a)(b)(c)	330	286,809
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)(c)	619	576,388
SouthTrust Corp. 5.80%, 6/15/14(a)	3,315	3,448,038
Standard Chartered PLC 6.409%, 1/30/17(a)(b)(c)	4,800	4,241,592
Suntrust Bank Series CD 5.244%, 6/02/09(a)(d)	591	577,525
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)(b)	2,319	2,553,173
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	1,913	2,121,414
Union Bank of California 5.95%, 5/11/16(a)	1,005	983,921
Union Planters Corp. 7.75%, 3/01/11(a)	2,817	3,075,274
Royal Bank of Scotland Group PLC 6.40%, 4/01/09(a)	2,824	2,898,957
US Bancorp 5.30%, 4/28/09(a)	4,260	4,348,340
Wachovia Corp. 5.35%, 3/15/11(a)	2,205	2,290,133
5.625%, 12/15/08(a)	1,324	1,339,267
Washington Mutual, Inc. 4.00%, 1/15/09(a)	2,185	2,118,462
4.20%, 1/15/10(a)	341	321,939
Wells Fargo & Co. 4.20%, 1/15/10(a)	1,808	1,839,027
Zions Bancorporation 5.50%, 11/16/15(a)	1,420	1,329,509

		96,381,542

Brokerage – 2.2%
Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	4,125	3,584,266
7.625%, 12/07/09(a)	4,078	4,248,273
The Goldman Sachs Group, Inc. 3.875%, 1/15/09(a)	3,321	3,326,629
4.75%, 7/15/13(a)	1,876	1,894,929

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.125%, 1/15/15(a)	$1,590	$1,585,734
7.35%, 10/01/09(a)	899	955,146
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	1,564	1,469,983
6.50%, 7/19/17(a)	1,315	1,299,885
7.875%, 11/01/09(a)	1,780	1,863,151
Series MTNG 4.80%, 3/13/14(a)	1,065	1,025,462
Merrill Lynch & Co., Inc. 6.00%, 2/17/09(a)	4,146	4,206,374
6.05%, 5/16/16(a)	1,607	1,589,484
Series MTNC 4.125%, 1/15/09-9/10/09(a)	2,833	2,826,556
Morgan Stanley 5.05%, 1/21/11(a)	4,375	4,478,075
6.75%, 4/15/11(a)	4,135	4,424,450

		38,778,397

Finance – 3.1%
American Express Centurion 4.375%, 7/30/09(a)	2,567	2,588,560
American Express Co. 4.75%, 6/17/09(a)	1,922	1,929,646
American General Finance Corp. 4.625%, 5/15/09(a)	2,620	2,619,798
Series MTNG 5.375%, 9/01/09(a)	1,705	1,743,664
Capital One Bank 4.25%, 12/01/08(a)	1,515	1,502,789
5.00%, 6/15/09(a)	4,275	4,247,969
Capital One Financial Corp. 4.80%, 2/21/12(a)	665	632,396
5.50%, 6/01/15(a)	484	446,522
6.75%, 9/15/17(a)	383	385,099
CIT Group, Inc. 3.375%, 4/01/09(a)	3,725	3,619,493
5.125%, 9/30/14(a)	1,815	1,538,681
5.85%, 9/15/16(a)	3,790	3,234,663
Countrywide Financial Corp. 6.25%, 5/15/16(a)	1,806	1,552,681
Series MTN 5.80%, 6/07/12(a)	1,272	1,143,289
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	1,151	1,011,702
General Electric Capital Corp. 4.00%, 2/17/09(a)	880	888,448
4.375%, 11/21/11(a)	1,213	1,245,438
6.75%, 3/15/32(a)	3,134	3,360,112

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Household Finance Corp. 4.125%, 12/15/08(a)	$1,555	$1,559,544
HSBC Finance Corp. 6.50%, 11/15/08(a)	4,771	4,858,987
7.00%, 5/15/12(a)	2,095	2,267,069
International Lease Finance Corp. 6.375%, 3/15/09(a)	4,190	4,297,855
iStar Financial, Inc. 5.15%, 3/01/12(a)	1,544	1,289,581
5.65%, 9/15/11(a)	2,350	2,014,733
SLM Corp. 5.375%, 5/15/14(a)	3,490	2,983,133

		52,961,852

Insurance – 1.9%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16(a)	1,820	1,897,394
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09(a)	1,884	1,910,463
Assurant, Inc. 5.625%, 2/15/14(a)	1,028	999,450
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10(a)	1,656	1,708,980
GE Global Ins 7.00%, 2/15/26(a)	3,065	3,222,820
Genworth Financial, Inc. 4.75%, 6/15/09(a)	1,651	1,665,557
5.231%, 5/16/09(a)	1,462	1,483,696
Humana, Inc. 6.30%, 8/01/18(a)	1,094	1,120,754
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(c)	993	1,019,307
Prudential Financial, Inc. 5.15%, 1/15/13(a)	2,545	2,597,452
UnitedHealth Group, Inc. 4.125%, 8/15/09(a)	1,589	1,598,062
5.25%, 3/15/11(a)	4,300	4,422,292
WellPoint, Inc. 4.25%, 12/15/09(a)	4,327	4,370,144
XL Capital Ltd. 5.25%, 9/15/14(a)	4,520	4,135,936

		32,152,307

REITS – 1.3%
ERP Operating LP 5.25%, 9/15/14(a)	4,570	4,275,578
HCP, Inc. 6.00%, 1/30/17(a)	4,630	4,003,510

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Health Care REIT, Inc. 6.20%, 6/01/16(a)	$3,980	$3,577,483
Healthcare Realty Trust, Inc. 5.125%, 4/01/14(a)	2,373	2,176,774
Mack-Cali Realty LP 7.25%, 3/15/09(a)	665	686,429
Simon Property Group LP 5.00%, 3/01/12(a)	4,335	4,252,210
5.625%, 8/15/14(a)	3,236	3,251,834

		22,223,818

		242,497,916

Industrial – 12.7%
Basic – 1.0%
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16(a)	3,132	3,444,235
Celulosa Arauco Y Constitucion 8.625%, 8/15/10(a)	999	1,113,170
The Dow Chemical Co. 7.375%, 11/01/29(a)	220	239,742
International Paper Co. 4.25%, 1/15/09(a)	1,772	1,776,926
5.30%, 4/01/15(a)	2,625	2,574,624
Lubrizol Corp. 4.625%, 10/01/09(a)	805	819,511
Packaging Corp. of America 5.75%, 8/01/13(a)	1,099	1,130,260
United States Steel Corp. 5.65%, 6/01/13(a)	3,901	3,801,427
7.00%, 2/01/18(a)	1,260	1,248,036
Westvaco Corp. 8.20%, 1/15/30(a)	670	683,015
Weyerhaeuser Co. 5.95%, 11/01/08(a)	1,083	1,099,953

		17,930,899

Capital Goods – 1.2%
Boeing Capital Corp. 4.75%, 8/25/08(a)	1,615	1,631,576
6.50%, 2/15/12(a)	205	225,577
Caterpillar Financial Services 4.50%, 6/15/09(a)	2,246	2,281,354
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(a)(c)	1,449	1,513,431
Illinois Tool Works, Inc. 5.75%, 3/01/09(a)	1,727	1,771,137
Lafarge SA 6.15%, 7/15/11(a)	2,204	2,309,675

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Masco Corp. 4.80%, 6/15/15(a)	$4,795	$4,268,619
Textron Financial Corp. 4.125%, 3/03/08(a)	2,610	2,610,000
Textron, Inc. 6.375%, 11/15/08(a)	875	894,015
Tyco International Group SA 6.00%, 11/15/13(a)	1,250	1,313,391
Waste Management, Inc. 6.875%, 5/15/09(a)	1,435	1,487,843

		20,306,618

Communications - Media – 1.2%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	489	505,533
BSKYB Finance UK PLC 5.625%, 10/15/15(a)(c)	2,325	2,324,130
Comcast Cable Communications Holdings, Inc. 8.375%, 3/15/13(a)	940	1,055,446
9.455%, 11/15/22(a)	1,731	2,146,130
Comcast Cable Communications LLC 6.875%, 6/15/09(a)	1,463	1,515,861
Comcast Cable Communications, Inc. 6.20%, 11/15/08(a)	859	871,216
Comcast Corp. 5.30%, 1/15/14(a)	2,253	2,227,194
5.50%, 3/15/11(a)	2,767	2,837,224
News America, Inc. 6.55%, 3/15/33(a)	1,383	1,379,653
RR Donnelley & Sons Co. 4.95%, 4/01/14(a)	710	683,838
Time Warner Entertainment Co. 8.375%, 3/15/23(a)	3,190	3,609,345
WPP Finance Corp. 5.875%, 6/15/14(a)	886	981,790

		20,137,360

Communications - Telecommunications – 3.3%
AT&T Corp. 8.00%, 11/15/31(a)	295	351,680
AT&T, Inc. 4.125%, 9/15/09(a)	2,135	2,162,894
British Telecommunications PLC 8.625%, 12/15/10(a)	4,581	5,152,759
Embarq Corp. 6.738%, 6/01/13(a)	210	216,265
7.082%, 6/01/16(a)	5,970	5,944,126

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	$3,940	$4,351,813
8.75%, 3/01/31(a)	1,429	1,785,686
Pacific Bell Telephone Co. 6.625%, 10/15/34(a)	3,900	3,891,248
Qwest Corp. 7.875%, 9/01/11(a)	3,735	3,800,362
8.875%, 3/15/12(a)	2,780	2,901,625
Sprint Capital Corp. 7.625%, 1/30/11(a)	2,660	2,360,750
8.375%, 3/15/12(a)	3,219	2,832,720
8.75%, 3/15/32(a)	1,451	1,131,780
Telecom Italia Capital SA 4.00%, 11/15/08-1/15/10(a)	3,815	3,798,896
6.375%, 11/15/33(a)	375	359,621
Telefonos de Mexico SAB de CV 4.50%, 11/19/08(a)	3,828	3,844,078
Verizon Communications, Inc. 4.90%, 9/15/15(a)	1,590	1,567,393
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12(a)	2,200	2,290,917
Vodafone Group PLC 5.50%, 6/15/11(a)	3,015	3,111,088
7.75%, 2/15/10(a)	4,075	4,374,537

		56,230,238

Consumer Cyclical - Automotive – 0.2%
Daimler Finance North America 4.875%, 6/15/10(a)	698	713,000
7.75%, 1/18/11(a)	2,465	2,683,256

		3,396,256

Consumer Cyclical - Other – 0.9%
MDC Holdings, Inc. 5.50%, 5/15/13(a)	4,540	4,413,171
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)	2,676	2,745,704
7.875%, 5/01/12(a)	2,826	3,002,882
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	405	370,644
6.875%, 11/15/12(a)	1,055	1,058,410
Wyndham Worldwide Corp. 6.00%, 12/01/16(a)	4,535	4,233,241

		15,824,052

Consumer Non-Cyclical – 2.4%
Abbott Laboratories 3.50%, 2/17/09(a)	2,124	2,131,377

112	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Altria Group, Inc. 7.75%, 1/15/27(a)	$2,120	$2,642,241
Bunge Ltd Finance Corp. 5.10%, 7/15/15(a)	1,711	1,671,271
5.875%, 5/15/13(a)	2,720	2,829,020
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(c)	3,480	3,523,928
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	641	702,105
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)	3,241	3,270,396
6.75%, 8/15/14(a)	1,166	1,189,716
Kraft Foods, Inc. 4.125%, 11/12/09(a)	3,245	3,272,144
The Kroger Co. 6.80%, 12/15/18(a)	1,100	1,194,467
Baxter FinCo BV 4.75%, 10/15/10(a)	3,753	3,912,716
Reynolds American, Inc. 7.25%, 6/01/13(a)	3,730	3,968,463
7.625%, 6/01/16(a)	3,655	3,870,586
Safeway, Inc. 4.125%, 11/01/08(a)	683	684,769
6.50%, 3/01/11(a)	453	483,278
Tyson Foods, Inc. 6.85%, 4/01/16(a)	3,785	3,720,515
Wyeth 5.50%, 2/01/14(a)	2,212	2,311,454

		41,378,446

Energy – 1.1%
Amerada Hess Corp. 7.875%, 10/01/29(a)	2,273	2,698,040
Canadian Natural Resources Ltd. 5.15%, 2/01/13(a)	1,220	1,257,648
ConocoPhillips 6.375%, 3/30/09(a)	1,854	1,909,985
Gaz Capital for Gazprom 6.212%, 11/22/16(a)(c)	7,890	7,442,637
Statoilhydro Asa 6.36%, 1/15/09(a)	1,248	1,280,730
The Premcor Refining Group, Inc. 7.50%, 6/15/15(a)	2,115	2,220,238
Valero Energy Corp. 6.875%, 4/15/12(a)	2,588	2,789,530

		19,598,808

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	113

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 1.2%
Computer Sciences Corp. 5.50%, 3/15/13(a)(c)	$2,290	$2,320,949
Electronic Data Systems Corp. 7.45%, 10/15/29(a)	1,555	1,481,288
Series B 6.50%, 8/01/13(a)	3,745	3,830,188
International Business Machines Corp. 4.375%, 6/01/09(a)	455	465,288
5.375%, 2/01/09(a)	1,891	1,928,795
Motorola, Inc. 6.50%, 9/01/25(a)	1,800	1,546,420
7.50%, 5/15/25(a)	290	256,592
7.625%, 11/15/10(a)	146	154,505
Xerox Capital Trust I 8.00%, 2/01/27(a)	4,410	4,482,381
Xerox Corp. 7.625%, 6/15/13(a)	720	748,043
9.75%, 1/15/09(a)	2,738	2,862,763

		20,077,212

Transportation - Airlines – 0.1%
United Air Lines, Inc. 6.636%, 7/02/22(a)	1,800	1,696,227

Transportation - Railroads – 0.1%
Norfolk Southern Corp. 6.20%, 4/15/09(a)	1,770	1,824,352

		218,400,468

Utility – 1.7%
Electric – 1.4%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	3,155	3,429,179
Consumers Energy Co. Series C 4.25%, 4/15/08(a)	734	734,115
Enersis SA 7.375%, 1/15/14(a)	4,090	4,452,341
Exelon Corp. 6.75%, 5/01/11(a)	1,295	1,366,395
FirstEnergy Corp. Series B 6.45%, 11/15/11(a)	1,300	1,376,583
Series C 7.375%, 11/15/31(a)	1,436	1,566,209
FPL Group Capital, Inc. 5.625%, 9/01/11(a)	2,855	3,010,184
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)	1,763	1,892,811

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nisource Finance Corp. 7.875%, 11/15/10(a)	$1,656	$1,806,762
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)	1,700	1,719,387
Progress Energy, Inc. 7.10%, 3/01/11(a)	574	622,446
Public Service Company of Colorado Series 10 7.875%, 10/01/12(a)	874	1,020,478
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)(c)	1,447	1,536,399

		24,533,289

Natural Gas – 0.3%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	506	546,465
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)	1,278	1,300,392
Williams Cos, Inc. 7.125%, 9/01/11(a)	2,285	2,416,387

		4,263,244

		28,796,533

Non Corporate Sectors – 0.2%
Agencies - Government Sponsored – 0.2%
Eksportfinans A/s 5.50%, 5/25/16(a)	4,075	4,448,718

Total Corporates - Investment Grades (cost $495,378,193)		494,143,635

MORTGAGE PASS-THRU’S – 24.6%
Agency Fixed Rate 30-Year – 20.7%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 9/01/35(a)	5,950	5,680,560
Series 2005 4.50%, 8/01/35-10/01/35(a)	12,050	11,503,677
Series 2006 4.50%, 1/01/36-5/01/36(a)	195	186,077
7.00%, 8/01/36-10/01/36(a)	1,557	1,637,318
Series 2007 5.50%, 7/01/35(a)	6,229	6,293,349
7.00%, 2/01/37(a)	14,427	15,171,616

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	115

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association Series 2003 5.00%, 11/01/33(a)		$16,932	$16,753,348
5.50%, 4/01/33-7/01/33(a)		23,344	23,571,720
Series 2004 5.50%, 4/01/34-11/01/34(a)		17,874	18,031,124
Series 2005 4.50%, 8/01/35-12/01/35(a)		27,218	26,070,459
5.50%, 2/01/35(a)		4,301	4,342,550
6.00%, 4/01/35(a)		14,310	14,687,571
Series 2006 5.00%, 1/01/36-2/01/36(a)		25,783	25,453,612
6.50%, 9/01/36(a)		42,528	44,098,847
Series 2007 4.50%, 9/01/35-8/01/37(a)		19,574	18,761,628
5.00%, 7/01/36(a)		6,865	6,785,691
5.50%, 11/01/36-8/01/37(a)		54,805	55,290,578
6.50%, 11/01/37(a)		6,054	6,276,740
Series 2008 5.50%, 3/01/37(a)		56,715	56,793,992

			357,390,457

Agency ARMS – 3.9%
Federal Home Loan Mortgage Corp. Series 2006 5.825%, 12/01/36(a)(d)		31,811	32,896,794
Series 2007 5.989%, 2/01/37(a)(d)		6,270	6,481,885
6.116%, 1/01/37(a)(d)		8,604	8,907,364
Federal National Mortgage Association Series 2006 5.463%, 5/01/36(a)(d)		1,183	1,225,022
5.912%, 6/01/36(a)(d)		2,978	3,087,997
5.975%, 11/01/36(a)(d)		6,521	6,761,836
Series 2007 5.786%, 8/01/37(a)(d)		4,953	5,256,143
6.028%, 11/01/36(a)(d)		2,719	2,819,271

			67,436,312

Total Mortgage Pass-Thru’s (cost $416,673,809)			424,826,769

GOVERNMENTS - TREASURIES – 15.2%
Treasuries – 15.2%
Mexican Bonos Series MI10 8.00%, 12/19/13(a)	MXN	354,435	33,831,499

116	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Government of Poland Series 1110 6.00%, 11/24/10(a)	PLN	42,900	$18,336,618
U.S. Treasury Bonds 4.50%, 2/15/36(a)(e)		$81,875	82,917,597
U.S. Treasury Notes 3.625%, 12/31/12(a)		86,055	90,472,031
4.25%, 11/15/17(a)		33,689	35,612,945

Total Governments - Treasuries (cost $251,834,851)			261,170,690

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.6%
Non-Agency Fixed Rate CMBS – 10.5%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35(a)		839	844,737
Series 2004-4, Class A3 4.128%, 7/10/42(a)		1,035	1,035,000
Series 2004-6, Class A2 4.161%, 12/10/42(a)		3,865	3,776,958
Series 2006-5, Class A4 5.414%, 9/10/47(a)		7,680	7,302,427
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PWR7, Class A3 5.116%, 2/11/41(a)		2,500	2,356,487
Series 2005-T18, Class A4 4.933%, 2/13/42(a)		4,235	3,941,749
Series 2006-PW12, Class A4 5.711%, 9/11/38(a)		2,285	2,230,653
Series 2007-PW18, Class A4 5.70%, 6/11/50(a)		8,425	7,989,006
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36(a)		175	173,069
Series 2004-C1, Class A4 4.75%, 1/15/37(a)		1,815	1,728,453
Series 2005-C1, Class A4 5.014%, 2/15/38(a)		1,516	1,362,905
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.827%, 6/15/38(a)		2,095	2,059,123
Series 2006-C4, Class A3 5.467%, 9/15/39(a)		6,475	6,161,321
Series 2006-C5, Class A3 5.311%, 12/15/39(a)		4,500	4,237,745

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	117

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)	$3,265	$3,202,957
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35(a)	1,102	1,032,810
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)	1,823	1,783,177
Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	3,800	3,600,802
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38(a)	1,720	1,680,615
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)	1,846	1,759,961
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)	2,810	2,748,651
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)	1,420	1,388,238
Series 2006-CB14, Class A4 5.481%, 12/12/44(a)	1,720	1,656,320
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)	7,100	6,932,351
Series 2006-CB17, Class A4 5.429%, 12/12/43(a)	8,580	8,117,294
Series 2007-LD11, Class A2 5.804%, 6/15/49(a)	9,010	8,862,036
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32(a)	4,900	4,597,742
Series 2004-C2, Class A4 4.367%, 3/15/36(a)	7,760	7,221,115
Series 2004-C4, Class A4 5.125%, 6/15/29(a)	6,015	5,921,094
Series 2004-C8, Class A2 4.201%, 12/15/29(a)	1,084	1,059,039
Series 2005-C1, Class A4 4.742%, 2/15/30(a)	4,209	3,902,597
Series 2005-C7, Class A4 5.197%, 11/15/30(a)	2,380	2,165,932
Series 2006-C1, Class A4 5.156%, 2/15/31(a)	6,557	6,034,020
Series 2006-C6, Class A4 5.372%, 9/15/39(a)	8,090	7,650,379

118	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007-C6, Class A4 5.858%, 7/15/40(a)	$5,725	$5,538,712
Series 2007-C7, Class A3 5.866%, 9/15/45(a)	8,290	8,007,972
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.244%, 11/12/37(a)	2,100	1,938,140
Series 2005-MKB2, Class A2 4.806%, 9/12/42(a)	2,230	2,197,458
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A2 5.439%, 2/12/39(a)(b)	5,385	5,323,557
Series 2006-2, Class A4 5.909%, 6/12/46(a)	3,075	3,037,818
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40(a)	6,500	6,372,824
Series 2005-HQ5, Class A4 5.168%, 1/14/42(a)	5,186	4,927,408
Series 2007-HQ13, Class A3 5.569%, 12/15/44(a)	8,155	7,702,946
Series 2007-T27, Class A4 5.65%, 6/13/42(a)	9,860	9,452,140

		181,015,738

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 3.621%, 3/06/20(a)(c)(d)	1,855	1,706,600

Total Commercial Mortgage-Backed Securities (cost $189,770,744)		182,722,338

ASSET-BACKED SECURITIES – 1.9%
Home Equity Loans - Floating Rate – 1.7%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 4.126%, 12/25/32(a)(d)	870	837,193
Bear Stearns Asset Backed Securities, Inc. Series 2005-SD1, Class 1A1 3.285%, 4/25/22(a)(d)	18	17,546
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 3.405%, 5/25/37(a)(d)	3,715	1,384,766
Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)(f)	776	772,411

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 3.305%, 12/25/35(a)(d)	$1,523	$1,508,841
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 3.374%, 1/20/35(a)(d)	1,161	1,046,244
Home Equity Mortgage Trust Series 2006-1, Class A2 5.30%, 5/25/36(a)(f)	1,040	364,755
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class 2A1 3.215%, 1/25/36(a)(d)	201	200,202
Lehman XS Trust Series 2005-4, Class 1M1 3.635%, 10/25/35(d)(g)	4,865	2,894,675
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 3.255%, 4/25/37(a)(d)	5,265	5,176,594
Option One Mortgage Loan Trust Series 2006-3, Class M1 3.365%, 2/25/37(a)(d)	1,785	528,360
RAAC Series Series 2006-SP3, Class A1 3.215%, 8/25/36(a)(d)	967	947,379
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 3.305%, 3/25/35(a)(d)	577	545,904
Series 2005-RZ1, Class A2 3.335%, 4/25/35(a)(d)	1,082	1,018,595
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35(a)	622	621,132
Saxon Asset Securities Trust Series 2005-4, Class A2B 3.315%, 11/25/37(a)(d)	189	189,038
Specialty Underwriting & Residential Finance Series 2006-BC1, Class A2A 3.215%, 12/25/36(a)(d)	238	237,027
Wells Fargo Home Equity Trust Series 2006-1, Class A2 3.225%, 5/25/36(a)(d)	10,708	10,587,920

		28,878,582

120	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other ABS - Floating Rate – 0.1%
Neapolitan Segregated Portfolio Series 2007-1A, Class I 4.122%, 3/30/46(c)(d)(g)	$1,775	$124,250
Petra CRE CDO Ltd. Series 2007-1A, Class C 4.235%, 2/25/47(a)(c)(d)	2,220	1,706,279
SLM Student Loan Trust Series 2003-C, Class A1 5.091%, 9/15/16(a)(d)	517	513,851

		2,344,380

Home Equity Loans - Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(a)	818	668,401
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(a)	639	607,298

		1,275,699

Other ABS - Fixed Rate – 0.0%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)(c)	1,000	870,000

Total Asset-Backed Securities (cost $42,368,830)		33,368,661

CMOS – 1.9%
Non-Agency ARMS – 1.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.40%, 2/25/36(a)(b)	3,874	3,114,341
Series 2006-3, Class 22A1 6.219%, 5/25/36(a)(b)	1,812	1,531,617
Series 2007-1, Class 21A1 5.731%, 1/25/47(a)(b)	2,420	2,014,214
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.11%, 5/25/35(a)(b)	4,316	4,240,562
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(d)	4,653	4,637,055
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.223%, 5/25/36(a)(b)	2,176	1,981,473

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.235%, 8/25/35(a)(b)	$2,725	$2,676,334

		20,195,596

Non-Agency Floating Rate – 0.5%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 5.522%, 12/25/35(a)(d)	1,664	1,574,064
Series 2006-OA14, Class 3A1 5.372%, 11/25/46(a)(d)	5,035	4,455,020
Countrywide Home Loan Series 2004-25, Class M1 3.665%, 2/25/35(d)(g)	3,079	1,910,167
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 3.245%, 3/25/36(a)(d)	552	548,265

		8,487,516

Non-Agency Fixed Rate – 0.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.077%, 6/26/35(a)(c)	3,361	3,323,571

Agency Floating Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 3.768%, 5/28/35(a)(d)	392	376,309

Total CMOs (cost $35,945,323)		32,382,992

GOVERNMENTS - SOVEREIGN BONDS – 1.3%
Russian Federation 7.50%, 3/31/30(a)(c)(f) (cost $21,816,121)	19,831	22,606,987

SUPRANATIONALS – 1.1%
Asian Development Bank 5.50%, 6/27/16(a)	3,810	4,244,687
European Investment Bank 4.875%, 2/15/36(a)	1,970	1,962,193
Inter-American Development Bank 5.125%, 9/13/16(a)	4,180	4,545,202
Nordic Investment Bank 5.00%, 2/01/17(a)	4,180	4,529,536

122	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

International Bank for Reconstruction & Development 9.25%, 7/15/17(a)	$2,340	$3,212,300

Total Supranationals (cost $17,905,049)		18,493,918

GOVERNMENTS - SOVEREIGN AGENCIES – 0.4%
Landwirtschaftliche Rentenbank 5.125%, 3/14/16-2/01/17(a)	5,490	5,961,362
Korea Development Bank 4.625%, 9/16/10(a)	1,335	1,361,609

Total Governments - Sovereign Agencies (cost $7,025,709)		7,322,971

CORPORATES - NON-INVESTMENT GRADES – 0.2%
Industrial – 0.2%
Consumer Cyclical - Other – 0.2%
Centex Corp. 5.45%, 8/15/12(a) (cost $3,888,095)	4,085	3,451,825

SHORT-TERM INVESTMENTS – 13.7%
Time Deposit – 13.7%
State Street Euro Dollar 2.35%, 3/03/08 (cost $236,014,123)	236,014	236,014,123

Total Investments – 99.6% (cost $1,718,620,847)		1,716,504,909
Other assets less liabilities – 0.4%		7,158,456

Net Assets – 100.0%		$1,723,663,365

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$10,000	12/04/11	3 Month LIBOR	4.850%	$632,991
Lehman Brothers	12,075	2/26/13	3 Month LIBOR	3.746%	210,492
Lehman Brothers	171,095	11/28/17	3 Month LIBOR	4.726%	10,329,810

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

Intermediate Duration Bond Portfolio—Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S T-Bond Futures	158	June 2008	$18,128,808	$18,742,750	$(613,943)
U.S. T-Note 10 Yr Futures	267	June 2008	30,527,616	31,314,094	(786,477)
U.S. T-Note 5 Yr Futures	312	June 2008	34,968,994	35,646,000	(677,006)

					$(2,077,426)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Japanese Yen settling 3/11/08	7,977	$75,027	$76,839	$1,812
Japanese Yen settling 3/11/08	9,654,864	89,401,029	92,998,484	3,597,455

Sale Contracts:
Japanese Yen settling 3/11/08	9,662,841	89,661,699	93,075,323	(3,413,624)
Mexican Peso settling 3/31/08	363,374	33,131,847	33,808,793	(676,946)
Polish Zloty settling 3/06/08	42,942	17,171,322	18,473,466	(1,302,144)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,494,302,625.

(b)	Variable rate coupon, rate shown as of February 29, 2008.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the aggregate market value of these securities amounted to $56,155,050 or 3.3% of net assets.

(d)	Floating Rate Security. Stated interest rate was in effect at February 29, 2008.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $1,671,011.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 29, 2008.

(g)	Illiquid security, valued at fair value (see note A).

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 29, 2008, the Portfolio’s total exposure to subprime investments was 1.59%. These investments are valued in accordance with the Portfolio’s Valuation Policies.

Currency	Abbreviations:

MXN	– Mexican Peso
PLN	– Polish Zloty

Glossary:

LIBOR	– London Interbank Offered Rates

See notes to financial statements.

124	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 99.6%
U.S. Treasury Notes
0.875%, 4/15/10 (TIPS)	$26,746	$27,535,779
1.625%, 1/15/15-1/15/18 (TIPS)	111,250	117,489,304
1.875%, 7/15/13-7/15/15 (TIPS)	99,180	107,190,864
2.00%, 1/15/14-1/15/16 (TIPS)	88,315	95,986,470
2.375%, 1/15/17 (TIPS)	82,168	91,687,588
3.00%, 7/15/12 (TIPS)	66,444	75,035,083
3.375%, 1/15/12 (TIPS)	72,770	82,571,269
3.50%, 1/15/11 (TIPS)	48,816	54,315,756
4.25%, 1/15/10 (TIPS)	51,773	56,577,920

Total Inflation-Linked Securities (cost $652,334,203)		708,390,033

SHORT-TERM INVESTMENTS – 0.1%
Time Deposit – 0.1%
State Street Euro Dollar 2.35%, 3/03/08 (cost $1,075,083)	1,075	1,075,083

Total Investments – 99.7% (cost $653,409,286)		709,465,116
Other assets less liabilities – 0.3%		1,856,093

Net Assets – 100.0%		$711,321,209

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 29, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 83.4%
Industrial – 60.4%
Basic – 6.0%
Arch Western Finance LLC 6.75%, 7/01/13(a)	$670	$659,950
Basell AF SCA 8.375%, 8/15/15(a)(b)	1,445	1,011,500
Citigroup (JSC Severstal) 9.25%, 4/19/14(a)(b)	1,938	2,066,102
Domtar Corp. 7.125%, 8/15/15(a)	2,500	2,350,000
Evraz Group SA 8.25%, 11/10/15(a)(b)	1,369	1,352,572
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)	4,280	4,536,800
Georgia-Pacific Corp. 7.00%, 1/15/15(a)(b)	905	848,437
7.125%, 1/15/17(a)(b)	1,095	1,018,350
Hexion US Fin/Nova Scotia 9.75%, 11/15/14(a)	525	543,375
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 7.565%, 11/15/14(a)(c)	525	469,875
Huntsman International LLC 7.875%, 11/15/14(a)	1,130	1,169,550
Huntsman LLC 11.50%, 7/15/12(a)	801	853,065
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	1,575	1,181,250
Jefferson Smurfit Corp. US 8.25%, 10/01/12(a)	630	587,475
The Mosaic Co. 7.875%, 12/01/16(a)(b)(d)	2,875	3,090,625
NewMarket Corp. 7.125%, 12/15/16(a)	615	602,700
NewPage Corp. 10.00%, 5/01/12(a)	797	798,993
Novelis, Inc. 7.25%, 2/15/15(a)	4,070	3,663,000
Peabody Energy Corp. 5.875%, 4/15/16(a)	900	852,750
7.375%, 11/01/16(a)	1,095	1,133,325
Series B 6.875%, 3/15/13(a)	1,815	1,849,031

		30,638,725

126	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capital Goods – 6.4%
Alion Science and Technology Corp. 10.25%, 2/01/15(a)	$270	$177,525
Allied Waste North America, Inc. 6.375%, 4/15/11(a)	1,603	1,570,940
6.875%, 6/01/17(a)	1,430	1,383,525
Series B 7.125%, 5/15/16(a)	2,053	2,027,338
7.375%, 4/15/14(a)	655	630,438
Associated Materials, Inc. 11.25%, 3/01/14(a)(e)	1,635	1,038,225
Berry Plastics Holding Corp. 8.875%, 9/15/14(a)	1,580	1,394,350
10.25%, 3/01/16(a)	555	438,450
Bombardier, Inc. 6.30%, 5/01/14(a)(b)	3,015	2,864,250
8.00%, 11/15/14(a)(b)	2,120	2,183,600
Case Corp. 7.25%, 1/15/16(a)	2,935	2,949,675
Case New Holland, Inc. 7.125%, 3/01/14(a)	2,990	2,990,000
Crown Americas 7.625%, 11/15/13(a)	1,500	1,518,750
L-3 Communications Corp. 5.875%, 1/15/15(a)	1,828	1,777,730
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14(a)	2,530	2,530,000
Owens Corning, Inc. 6.50%, 12/01/16(a)	1,210	1,095,126
7.00%, 12/01/36(a)	1,555	1,173,888
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)(b)	990	923,175
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(f)(g)(h)	453	56,691
Terex Corp. 8.00%, 11/15/17(a)	786	782,070
Trinity Industries, Inc. 6.50%, 3/15/14(a)	1,300	1,261,000
United Rentals North America, Inc. 6.50%, 2/15/12(a)	640	579,200
7.75%, 11/15/13(a)	2,075	1,691,125

		33,037,071

Communications - Media – 9.6%
Allbritton Communications Co. 7.75%, 12/15/12(a)	1,351	1,344,245
AMC Entertainment, Inc. 11.00%, 2/01/16(a)	2,250	2,115,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)	$1,637	$1,575,613
CCH I Holdings LLC 11.75%, 5/15/14(a)	7,657	3,905,070
CCH I LLC 11.00%, 10/01/15(a)	1,000	695,000
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	5,809	3,833,940
5.75%, 1/15/13(a)	1,641	1,181,520
CSC Holdings, Inc. 6.75%, 4/15/12(a)	2,565	2,475,225
7.625%, 7/15/18(a)	1,535	1,404,525
7.875%, 2/15/18(a)	640	590,400
Dex Media West LLC Series B 8.50%, 8/15/10(a)	444	415,695
DirecTV Holdings LLC 6.375%, 6/15/15(a)	3,811	3,534,703
EchoStar DBS Corp. 6.375%, 10/01/11(a)	1,080	1,063,800
6.625%, 10/01/14(a)	3,970	3,821,125
7.125%, 2/01/16(a)	850	835,125
Idearc, Inc. 8.00%, 11/15/16(a)	1,710	1,008,900
Intelsat Bermuda Ltd. 11.25%, 6/15/16(a)	2,812	2,801,455
Intelsat Subsidiary Holding Co. Ltd. 8.625%, 1/15/15(a)	1,274	1,274,000
Lamar Media Corp. 6.625%, 8/15/15(a)	475	437,000
Liberty Media Corp. 5.70%, 5/15/13(a)	545	487,330
7.875%, 7/15/09(a)	350	355,888
8.25%, 2/01/30(a)	530	441,608
LIN Television Corp. 6.50%, 5/15/13(a)	725	656,125
Quebecor Media, Inc. 7.75%, 3/15/16(a)	3,255	2,986,462
Rainbow National Services LLC 8.75%, 9/01/12(a)(b)	764	783,100
10.375%, 9/01/14(a)(b)	473	503,745
RH Donnelley Corp. 8.875%, 10/15/17(a)(b)	1,285	751,725
Series A-1 6.875%, 1/15/13(a)	705	415,950

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A-2 6.875%, 1/15/13(a)	$748	$441,320
Series A-3 8.875%, 1/15/16(a)	2,740	1,630,300
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)	545	449,625
Univision Communications, Inc. 7.85%, 7/15/11(a)	1,190	1,100,750
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(b)	982	736,500
WMG Holdings Corp. 9.50%, 12/15/14(a)(e)	3,196	1,661,920
XM Satellite Radio, Inc. 9.75%, 5/01/14(a)	1,415	1,291,187

		49,005,876

Communications - Telecommunications – 5.0%
Alltel Corp. 7.875%, 7/01/32(a)	2,750	1,842,500
American Tower Corp. 7.00%, 10/15/17(a)(b)	310	308,450
7.125%, 10/15/12(a)	2,430	2,490,750
Citizens Communications Co. 6.25%, 1/15/13(a)	1,977	1,818,840
Cricket Communications, Inc. 9.375%, 11/01/14(a)	2,085	1,855,650
Digicel Ltd. 9.25%, 9/01/12(a)(b)	2,227	2,238,135
Inmarsat Finance PLC 7.625%, 6/30/12(a)	1,835	1,848,762
10.375%, 11/15/12(a)(e)	1,037	1,003,297
Level 3 Financing, Inc. 8.75%, 2/15/17(a)	835	632,513
9.25%, 11/01/14(a)	1,200	972,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)(b)	2,858	2,927,875
PanAmSat Corp. 9.00%, 8/15/14(a)	1,171	1,171,000
Qwest Capital Funding, Inc. 7.25%, 2/15/11(a)	4,029	3,918,203
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	350	340,375
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14(a)	740	740,000
Windstream Corp. 8.125%, 8/01/13(a)	714	712,215
8.625%, 8/01/16(a)	810	824,175

		25,644,740

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 7.3%
Affinia Group, Inc. 9.00%, 11/30/14(a)	$45	$39,825
Allison Transmission 11.00%, 11/01/15(a)(b)	235	200,925
Ford Motor Co. 7.45%, 7/16/31(a)	5,020	3,426,150
Ford Motor Credit Co. 7.00%, 10/01/13(a)	2,524	2,071,121
7.127%, 1/13/12(a)(c)	2,785	2,191,611
8.00%, 12/15/16(a)	1,000	818,967
General Motors Acceptance Corp. 6.75%, 12/01/14(a)	2,700	2,033,662
6.875%, 9/15/11(a)	3,570	2,912,859
8.00%, 11/01/31(a)	2,170	1,640,503
General Motors Corp. 8.25%, 7/15/23(a)	4,155	3,142,219
8.375%, 7/15/33(a)	6,705	5,129,325
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11(a)	550	572,000
9.00%, 7/01/15(a)	1,307	1,375,617
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(a)	1,436	875,960
Lear Corp. Series B 5.75%, 8/01/14(a)	1,835	1,472,588
8.50%, 12/01/13(a)	370	333,925
8.75%, 12/01/16(a)	3,010	2,596,125
Tenneco, Inc. 8.625%, 11/15/14(a)	465	455,700
TRW Automotive, Inc. 7.25%, 3/15/17(a)(b)	5,330	4,850,300
Visteon Corp. 7.00%, 3/10/14(a)	1,795	1,166,750

		37,306,132

Consumer Cyclical - Other – 7.5%
Boyd Gaming Corp. 7.75%, 12/15/12(a)	737	679,883
Broder Brothers Co. Series B 11.25%, 10/15/10(a)	642	449,400
DR Horton, Inc. 4.875%, 1/15/10(a)	250	230,625
Gaylord Entertainment Co. 8.00%, 11/15/13(a)	1,307	1,202,440
Greektown Holdings LLC 10.75%, 12/01/13(a)(b)	550	519,750

130	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harrah’s Operating Co., Inc. 5.625%, 6/01/15(a)	$4,769	$2,861,400
5.75%, 10/01/17(a)	514	292,980
6.50%, 6/01/16(a)	5,352	3,197,820
Host Hotels & Resorts LP 6.875%, 11/01/14(a)	385	371,525
Host Marriott LP Series Q 6.75%, 6/01/16(a)	2,935	2,780,912
KB Home 6.375%, 8/15/11(a)	600	567,000
7.75%, 2/01/10(a)	410	391,037
Levi Strauss & Co. 8.875%, 4/01/16(a)	742	706,755
MGM Mirage 6.625%, 7/15/15(a)	3,952	3,532,100
7.50%, 6/01/16(a)	1,200	1,116,000
7.625%, 1/15/17(a)	2,080	1,960,400
8.375%, 2/01/11(a)	2,179	2,189,895
Mohegan Tribal Gaming Auth 7.125%, 8/15/14(a)	1,245	1,064,475
NCL Corp. Ltd. 10.625%, 7/15/14(a)	515	520,150
Penn National Gaming, Inc. 6.875%, 12/01/11(a)	1,496	1,421,200
Six Flags, Inc. 9.625%, 6/01/14(a)	1,250	775,000
Station Casinos, Inc. 6.625%, 3/15/18(a)	8,445	5,172,563
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)(b)	1,097	1,080,545
Universal City Development Partners 11.75%, 4/01/10(a)	913	941,531
Universal City Florida Holding Co. 8.375%, 5/01/10(a)	630	618,975
William Lyon Homes, Inc. 10.75%, 4/01/13(a)	1,107	653,130
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14(a)	3,435	3,297,600

		38,595,091

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15(a)	415	340,300

Consumer Cyclical - Retailers – 1.6%
Autonation, Inc. 6.258%, 4/15/13(a)(c)	175	143,500

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)	$555	$449,550
Couche-Tard, Inc. 7.50%, 12/15/13(a)	1,006	1,000,970
GSC Holdings Corp. 8.00%, 10/01/12(a)	2,070	2,181,262
Michaels Stores, Inc. 10.00%, 11/01/14(a)	885	773,269
Rite Aid Corp. 6.875%, 8/15/13(a)	2,400	1,560,000
9.25%, 6/01/13(a)	870	711,225
9.375%, 12/15/15(a)	100	77,500
9.50%, 6/15/17(a)	1,919	1,468,035

		8,365,311

Consumer Non-Cyclical – 6.0%
Albertson’s, Inc. 7.45%, 8/01/29(a)	2,220	2,009,575
ARAMARK Corp. 8.50%, 2/01/15(a)	1,710	1,684,350
Community Health Systems, Inc. 8.875%, 7/15/15(a)	2,266	2,223,513
DaVita, Inc. 7.25%, 3/15/15(a)	1,219	1,206,810
Dean Foods Co. 7.00%, 6/01/16(a)	921	805,875
Del Monte Corp. 6.75%, 2/15/15(a)	395	375,250
Dole Food Co., Inc. 8.625%, 5/01/09(a)	420	369,600
8.875%, 3/15/11(a)	718	603,120
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11(a)	2,825	2,662,563
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14(a)	670	675,025
HCA, Inc. 6.375%, 1/15/15(a)	4,848	4,048,080
6.50%, 2/15/16(a)	1,520	1,284,400
6.75%, 7/15/13(a)	1,650	1,452,000
9.625%, 11/15/16(a)(i)	2,665	2,751,612
Healthsouth Corp. 10.75%, 6/15/16(a)	580	607,550
IASIS Healthcare Corp. 8.75%, 6/15/14(a)	1,174	1,159,325
Select Medical Corp. 7.625%, 2/01/15(a)	1,145	938,900
Spectrum Brands, Inc. 7.375%, 2/01/15(a)	1,180	769,950

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Stater Brothers Holdings 8.125%, 6/15/12(a)	$594	$591,030
Tenet Healthcare Corp. 7.375%, 2/01/13(a)	1,175	1,019,312
9.875%, 7/01/14(a)	1,700	1,587,375
Universal Hospital Services, Inc. 8.288%, 6/01/15(a)(c)	895	841,300
Viant Holdings, Inc. 10.125%, 7/15/17(a)(b)	567	462,105
Visant Corp. 7.625%, 10/01/12(a)	883	852,095

		30,980,715

Energy – 3.8%
Chesapeake Energy Corp. 6.50%, 8/15/17(a)	1,560	1,497,600
6.625%, 1/15/16(a)	2,195	2,137,381
6.875%, 1/15/16(a)	270	265,950
7.50%, 9/15/13(a)	805	827,138
7.75%, 1/15/15(a)	1,895	1,947,112
CIE Generale De Geophysique 7.50%, 5/15/15(a)	1,285	1,291,425
7.75%, 5/15/17(a)	195	196,463
Complete Production Services, Inc. 8.00%, 12/15/16(a)	650	624,813
Forest Oil Corp. 7.25%, 6/15/19(a)(b)	1,830	1,843,725
Grant Prideco, Inc. Series B 6.125%, 8/15/15(a)	856	881,680
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)(b)	760	716,300
Opti Canada, Inc. 8.25%, 12/15/14(a)(b)	313	308,305
PetroHawk Energy Corp. 9.125%, 7/15/13(a)	776	791,520
Plains Exploration & Production Co. 7.75%, 6/15/15(a)	1,155	1,152,112
Pride International, Inc. 7.375%, 7/15/14(a)	634	659,360
Range Resources Corp. 7.50%, 5/15/16(a)	940	970,550
Southwestern Energy Co. 7.50%, 2/01/18(a)(b)	395	406,850
Tesoro Corp. 6.25%, 11/01/12(a)	1,180	1,129,850
6.50%, 6/01/17(a)	2,160	2,008,800

		19,656,934

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Other Industrial – 1.0%
Central European Distribution Corp. 8.00%, 7/25/12(a)(b)	EUR	173	$240,563
Central European Media Enterprises Ltd. 8.25%, 5/15/12(a)(b)		398	569,179
Noble Group Ltd. 6.625%, 3/17/15(a)(b)		$2,000	1,777,256
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14(a)		1,295	1,165,500
11.75%, 8/01/16(a)		725	623,500
Sensus Metering Systems, Inc. 8.625%, 12/15/13(a)		655	618,975

			4,994,973

Services – 0.7%
Realogy Corp. 10.50%, 4/15/14(a)		2,530	1,796,300
Service Corp. International 6.75%, 4/01/16(a)		1,000	995,000
Travelport LLC 9.875%, 9/01/14(a)		535	470,800
West Corp. 9.50%, 10/15/14(a)		500	437,500

			3,699,600

Technology – 4.1%
Amkor Technology, Inc. 9.25%, 6/01/16(a)		3,480	3,382,142
Avago Technologies Finance 10.125%, 12/01/13(a)		755	796,525
CA, Inc. 4.75%, 12/01/09(a)(b)		965	983,818
First Data Corp. 9.875%, 9/24/15(a)(b)		1,341	1,163,318
Flextronics International Ltd. 6.50%, 5/15/13(a)		1,418	1,357,735
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)		3,530	2,876,950
10.125%, 12/15/16(a)		910	646,100
Iron Mountain, Inc. 6.625%, 1/01/16(a)		1,360	1,295,400
Nortel Networks Corp. 6.875%, 9/01/23(a)		626	450,720
Nortel Networks Ltd. 10.125%, 7/15/13(a)		1,025	953,250
NXP BV/NXP Funding LLC 7.008%, 10/15/13(a)(c)		1,000	807,500
9.50%, 10/15/15(a)		445	369,074

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Seagate Technology HDD Holding 6.375%, 10/01/11(a)	$2,143	$2,121,570
Serena Software, Inc. 10.375%, 3/15/16(a)	875	831,250
Sungard Data Systems, Inc. 9.125%, 8/15/13(a)	3,122	3,145,415

		21,180,767

Transportation - Airlines – 0.6%
AMR Corp. 9.00%, 8/01/12(a)	1,675	1,566,125
Continental Airlines, Inc. 8.75%, 12/01/11(a)	1,330	1,185,362
Series RJO3 7.875%, 7/02/18(a)	575	511,744

		3,263,231

Transportation - Services – 0.7%
Avis Budget Car Rental 7.75%, 5/15/16(a)	1,660	1,386,100
Hertz Corp. 8.875%, 1/01/14(a)	1,145	1,090,613
10.50%, 1/01/16(a)	1,175	1,116,250

		3,592,963

		310,302,429

Utility – 10.5%
Electric – 9.4%
The AES Corp. 7.75%, 3/01/14(a)	2,430	2,460,375
8.00%, 10/15/17(a)	3,740	3,814,800
8.75%, 5/15/13(a)(b)	140	146,300
Allegheny Energy Supply 7.80%, 3/15/11(a)	1,070	1,127,512
8.25%, 4/15/12(a)(b)	1,830	1,948,950
Aquila, Inc. 14.875%, 7/01/12(a)	1,096	1,348,080
CMS Energy Corp. 8.50%, 4/15/11(a)	835	898,450
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)	3,360	3,124,800
8.375%, 5/01/16(a)	3,180	3,108,450
Dynegy-Roseton Danskammer Series A 7.27%, 11/08/10(a)	312	312,426
Series B 7.67%, 11/08/16(a)	1,222	1,221,236
Edison Mission Energy 7.00%, 5/15/17(a)	3,840	3,772,800

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

7.50%, 6/15/13(a)	$1,860	$1,906,500
7.75%, 6/15/16(a)	695	715,850
Energy Future Holdings Corp. 10.875%, 11/01/17(a)(b)	1,545	1,522,752
Mirant Americas Generation LLC 8.50%, 10/01/21(a)	3,550	3,141,750
NRG Energy, Inc. 7.25%, 2/01/14(a)	420	410,025
7.375%, 2/01/16-1/15/17(a)	4,805	4,626,900
Reliant Energy, Inc. 6.75%, 12/15/14(a)	598	608,465
7.625%, 6/15/14(a)	1,820	1,797,250
7.875%, 6/15/17(a)	1,840	1,810,100
Sierra Pacific Resources 8.625%, 3/15/14(a)	960	1,020,845
Teco Finance, Inc. 6.572%, 11/01/17(a)(b)	500	500,650
7.00%, 5/01/12(a)(b)	722	778,545
Texas Competitive Electric Holdings Co. LLC 10.25%, 11/01/15(a)(b)	2,151	2,097,225
TXU Corp. Series P 5.55%, 11/15/14(a)	1,957	1,532,513
Series Q 6.50%, 11/15/24(a)	3,106	2,229,353

		47,982,902

Natural Gas – 1.1%
El Paso Corp. 7.375%, 12/15/12(a)	1,245	1,294,534
Enterprise Products Operating LP 8.375%, 8/01/66(a)(j)	3,450	3,387,655
Regency Energy Partners 8.375%, 12/15/13(a)	1,089	1,089,000

		5,771,189

		53,754,091

Non Corporate Sectors – 7.0%
Derivatives - RACERS – 3.1%
Racers Series 06-6-T 3.179%, 7/01/08(a)(b)(c)	18,550	16,135,254

Derivatives - Total Return Swaps – 3.9%
High Yield Total Return Trust Series 2007-1 4.669%, 7/01/08(a)(b)(c)	22,505	20,066,133

		36,201,387

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Default Index Holdings – 4.2%
DJ CDX.NA.HY-100 – 4.2%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)(b)	$18,810	$17,117,100
Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)(b)	4,312	4,312,196

		21,429,296

Financial Institutions – 1.3%
Finance – 0.7%
Residential Capital LLC 8.375%, 6/30/10(a)	2,355	1,342,350
8.50%, 4/17/13(a)	2,240	1,209,600
8.875%, 6/30/15(a)	2,055	1,089,150

		3,641,100

Insurance – 0.1%
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)	760	739,100

REITS – 0.5%
American Real Estate Partners LP 7.125%, 2/15/13(a)	2,500	2,375,000

		6,755,200

Total Corporates - Non-Investment Grades (cost $473,448,353)		428,442,403

CORPORATES - INVESTMENT GRADES – 12.0%
Industrial – 5.7%
Basic – 1.3%
International Steel Group, Inc. 6.50%, 4/15/14(a)	2,081	2,167,247
United States Steel Corp. 7.00%, 2/01/18(a)	1,825	1,807,672
Weyerhaeuser Co. 7.375%, 3/15/32(a)	3,165	2,987,105

		6,962,024

Communications - Telecommunications – 1.6%
Nextel Communications, Inc. Series D 7.375%, 8/01/15(a)	2,950	2,286,250
Qwest Corp. 6.875%, 9/15/33(a)	2,240	1,965,600
8.875%, 3/15/12(a)	1,115	1,163,781

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sprint Capital Corp. 6.875%, 11/15/28(a)	$2,800	$1,960,000
8.75%, 3/15/32(a)	1,180	920,400

		8,296,031

Consumer Cyclical - Other – 0.1%
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12(a)	539	572,737

Consumer Cyclical - Retailers – 0.5%
Limited Brands, Inc. 5.25%, 11/01/14(a)	2,028	1,805,295
6.90%, 7/15/17(a)	845	788,130

		2,593,425

Consumer Non-Cyclical – 1.6%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	1,080	1,093,633
Coventry Health Care, Inc. 5.875%, 1/15/12(a)	683	708,022
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13(a)	3,395	3,611,505
7.625%, 6/01/16(a)	1,800	1,906,171
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17(a)	832	819,520

		8,138,851

Energy – 0.2%
Kerr-McGee Corp. 6.875%, 9/15/11(a)	894	977,432

Technology – 0.4%
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	1,300	1,317,569
Xerox Corp. 6.40%, 3/15/16(a)	535	553,279

		1,870,848

		29,411,348

Financial Institutions – 4.3%
Banking – 0.1%
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(a)(j)	557	574,747

Brokerage – 1.1%
Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	3,540	3,075,952
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	2,585	2,429,608

		5,505,560

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Finance – 2.2%
Capital One Financial Corp. 6.75%, 9/15/17(a)	$663	$666,633
CIT Group, Inc. 5.125%, 9/30/14(a)	2,450	2,077,007
5.40%, 1/30/16(a)	515	431,714
Countrywide Financial Corp. 6.25%, 5/15/16(a)	2,221	1,909,472
Series MTN 5.80%, 6/07/12(a)	515	462,888
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	56	49,223
iStar Financial, Inc. 5.15%, 3/01/12(a)	2,890	2,413,789
SLM Corp. 4.50%, 7/26/10(a)	845	782,370
5.00%, 10/01/13(a)	2,000	1,698,818
5.125%, 8/27/12(a)	1,100	962,511

		11,454,425

Insurance – 0.7%
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)	950	975,167
7.80%, 3/15/37(a)(b)	770	638,222
MBIA, Inc. 5.70%, 12/01/34(a)	3,255	2,236,026

		3,849,415

Other Finance – 0.2%
Aiful Corp. 6.00%, 12/12/11(a)(b)	921	896,982

		22,281,129

Utility – 2.0%
Electric – 0.6%
FPL Group Capital, Inc. 6.35%, 10/01/66(a)(j)	3,000	2,761,374
Sierra Pacific Power Co. Series M 6.00%, 5/15/16(a)	440	443,349

		3,204,723

Natural Gas – 1.4%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28(a)	570	566,194

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Williams Cos, Inc. 7.625%, 7/15/19(a)		$3,744	$4,006,080
7.875%, 9/01/21(a)		2,214	2,413,260

			6,985,534

			10,190,257

Total Corporates - Investment Grades (cost $63,943,344)			61,882,734

	Shares
PREFERRED STOCKS – 0.6%
Federal Home Loan Mortgage Corp. 8.375%(a)		36,525	940,519
Federal National Mortgage Association 8.25%(a)		54,625	1,398,400
Sovereign REIT 12.00%(a)(b)		624	798,720

Total Preferred Stocks (cost $3,183,550)			3,137,639

	Principal Amount (000)
EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrial – 0.4%
Consumer Cyclical - Other – 0.2%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11(a)		$846	897,390

Consumer Non-Cyclical – 0.2%
Foodcorp Ltd. 8.875%, 6/15/12(a)(b)	EUR	1,128	1,070,297

Total Emerging Markets - Corporate Bonds (cost $2,432,437)			1,967,687

	Shares
EQUITIES – 0.0%
Common Stock – 0.0%
Phase Metrics(f)(k) (cost $904)		90,400	904

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.5%
Time Deposit - 2.5%
State Street Euro Dollar 2.35%, 3/03/08 (cost $12,914,502)	$12,915	$12,914,502

Total Investments – 98.9% (cost $555,923,090)		508,345,869
Other assets less liabilities – 1.1%		5,610,745

Net Assets – 100.0%		$513,956,614

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 29, 2008	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Japanese Yen settling 3/11/08	1,496	$2,223,862	$2,269,739	$ (45,877)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $494,389,890.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, the aggregate market value of these securities amounted to $111,328,025 or 21.7% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at February 29, 2008.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 29, 2008.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Illiquid security, valued at fair value (see Note A).

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of February 29, 2008, is considered illiquid and restricted (see Note A).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc.
9.00%, 11/30/08	8/5/2005	$396,900	$56,691	0.01%

(h)	Security is in default and is non-income producing.

(i)	Pay-In-Kind Payments (PIK).

(j)	Variable rate coupon, rate shown as of February 29, 2008.

(k)	Non-income producing security.

Currency	Abbreviations:

EUR	– Euro Dollar

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

High-Yield Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 29, 2008 (unaudited)

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,626,528,544, $2,422,442,548 and $1,177,532,694, respectively)	$2,484,314,167		$2,533,365,450		$1,155,840,088
Affiliated issuers (cost $32,646,709, $28,557,743 and $25,501,191, respectively)	32,646,709		28,557,743		25,501,191
Foreign cash, at value (cost $0, $0 and $8,097,260, respectively)	–0	–	–0	–	8,202,695
Receivable for investment securities sold	11,791,137		24,068,250		7,629,800
Dividends receivable	7,647,013		974,036		2,511,358
Receivable for shares of beneficial interest sold	2,993,132		103,241		557

Total assets	2,539,392,158		2,587,068,720		1,199,685,689

Liabilities
Payable for investment securities purchased	17,344,342		33,973,655		21,848,707
Payable for shares of beneficial interest redeemed	95,686		–0	–	27,382
Accrued expenses	78,779		89,993		83,805

Total liabilities	17,518,807		34,063,648		21,959,894

Net Assets	$2,521,873,351		$2,553,005,072		$1,177,725,795

Composition of Net Assets
Paid-in capital	$2,664,131,352		$2,479,578,425		$1,278,231,236
Undistributed/(distributions in excess of) net investment income	13,921,887		1,971,684		(68,151,312)
Accumulated net realized loss on investment and foreign currency transactions	(13,965,511)		(39,467,939)		(10,771,699)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	(142,214,377)		110,922,902		(21,582,430)

Net Assets	$2,521,873,351		$2,553,005,072		$1,177,725,795

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	246,222,006		227,543,393		110,625,332

Net Asset Value	$10.24		$11.22		$10.65

See notes to financial statements.

142	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	International Value	International Growth		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,222,760,394, $1,165,579,536 and $650,461,900, respectively)	$1,264,190,574	$1,321,341,668		$619,201,208
Affiliated issuers (cost $30,589,333, $23,016,609 and $35,129,599, respectively)	30,589,333	23,016,609		35,129,599
Foreign cash, at value (cost $7,830,172, $3,294,286 and $0, respectively)(a)	8,168,406	3,353,565		–0	–
Receivable for investment securities sold	6,497,452	5,842		974,671
Dividends receivable	2,281,406	3,249,406		1,087,520
Receivable for shares of beneficial interest sold	803	1,014		1,181

Total assets	1,311,727,974	1,350,968,104		656,394,179

Liabilities
Payable for investment securities purchased	3,035,562	8,804,913		977,208
Payable for variation margin on futures contracts	218,962	–0	–	–0	–
Payable for shares of beneficial interest redeemed	1,560	129,592		–0	–
Accrued expenses	152,471	140,309		66,061

Total liabilities	3,408,555	9,074,814		1,043,269

Net Assets	$1,308,319,419	$1,341,893,290		$655,350,910

Composition of Net Assets
Paid-in capital	$1,245,846,815	$1,186,669,663		$665,526,845
Undistributed/(distributions in excess of) net investment income	(3,347,658)	2,480,797		2,127,858
Accumulated net realized gain (loss) on investment and foreign currency transactions	25,992,119	(3,240,666)		18,956,899
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	39,828,143	155,983,496		(31,260,692)

Net Assets	$1,308,319,419	$1,341,893,290		$655,350,910

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	108,151,170	103,021,900		59,521,937

Net Asset Value	$12.10	$13.03		$11.01

(a)	An amount equivalent to U.S. $1,114,930 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 29, 2008 for the International Value Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Global Value		Global Research Growth
Assets
Investments in securities, at value
Unaffiliated issuers (cost $621,188,291, $6,199,992 and $5,740,743, respectively)	$615,981,062		$5,891,627		$5,874,109
Affiliated issuers (cost $22,820,052, $100,396 and $100,139, respectively)	22,820,052		100,396		100,139
Foreign cash, at value (cost $0, $25,205 and $51,852, respectively)	–0	–	25,916		52,824
Receivable for investment securities sold	2,469,527		1,353		137,020
Receivable for shares of beneficial interest sold	1,891,114		–0	–	–0	–
Receivable due from Adviser	–0	–	258,218		326,139
Dividends receivable	52,437		14,675		11,384

Total assets	643,214,192		6,292,185		6,501,615

Liabilities
Payable for investment securities purchased	9,551,067		–0	–	78,027
Audit fee payable	30,456		33,041		30,920
Custody fee payable	12,736		7,588		7,568
Legal fee payable	9,098		7,488		2,888
Printing fee payable	5,794		7,502		7,527
Payable for variation margin on futures contracts	–0	–	1,073		–0	–
Accrued expenses	4,869		3,448		4,289

Total liabilities	9,614,020		60,140		131,219

Net Assets	$633,600,172		$6,232,045		$6,370,396

Composition of Net Assets
Paid-in capital	$630,868,487		$6,422,534		$6,100,851
Undistributed net investment income	1,116,494		10,942		10,257
Accumulated net realized gain on investment and foreign currency transactions	6,822,420		116,649		124,649
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	(5,207,229)		(318,080)		134,639

Net Assets	$633,600,172		$6,232,045		$6,370,396

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	53,231,741		637,276		608,803

Net Asset Value	$11.90		$9.78		$10.46

See notes to financial statements.

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Short Duration Bond		Intermediate Duration Bond		Inflation Protected Securities
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,315,395,515, $1,718,620,847 and $653,409,286, respectively)	$1,290,854,847		$1,716,504,909		$709,465,116
Foreign cash, at value (cost $0, $276,752 and $0, respectively)	–0	–	284,917		–0	–
Cash	532,345	(a)	–0	–	–0	–
Receivable for investment securities sold	26,113,145		69,485,878		–0	–
Interest receivable	10,445,824		14,500,304		2,165,789
Receivable for variation margin on futures contracts	1,180,860		–0	–	–0	–
Receivable for shares of beneficial interest sold	572,492		699		–0	–
Unrealized appreciation of forward currency exchange contracts	–0	–	3,599,267		–0	–
Unrealized appreciation of swap contracts	–0	–	11,173,293		–0	–

Total assets	1,329,699,513		1,815,549,267		711,630,905

Liabilities
Due to custodian	–0	–	2,206,900		–0	–
Payable for investment securities purchased	–0	–	82,222,234		–0	–
Unrealized depreciation of forward currency exchange contracts	–0	–	5,392,714		–0	–
Payable for variation margin on futures contracts	–0	–	1,052,172		–0	–
Premium received on swap	–0	–	921,344		–0	–
Payable for shares of beneficial interest redeemed	–0	–	5,522		245,328
Audit fee payable	27,432		24,751		24,862
Printing fee payable	7,617		5,739		6,260
Legal fee payable	6,080		6,751		8,387
Registration fee payable	5,739		–0	–	764
Custody fee payable	4,251		39,147		13,316
Trustees’ fee payable	3,976		371		324
Accrued expenses	3,655		8,257		10,455

Total liabilities	58,750		91,885,902		309,696

Net Assets	$1,329,640,763		$1,723,663,365		$711,321,209

Composition of Net Assets
Paid-in capital	$1,356,626,049		$1,710,305,397		$652,563,345
Undistributed net investment income	3,138,437		3,597,480		5,159,795
Accumulated net realized gain (loss) on investment and foreign currency transactions	(6,547,231)		4,519,532		(2,457,761)
Net unrealized appreciation/(depreciation) on investments and foreign currency denominated assets and liabilities	(23,576,492)		5,240,956		56,055,830

Net Assets	$1,329,640,763		$1,723,663,365		$711,321,209

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	136,073,778		172,038,417		66,654,280

Net Asset Value	$9.77		$10.02		$10.67

(a)	An amount of U.S. $528,420 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 29, 2008 for the Short Duration Bond Portfolio.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

Statement of Assets & Liabilities

High-Yield
Assets
Investments in securities, at value
Unaffiliated issuers (cost $555,923,090)	$508,345,869
Foreign cash, at value (cost $107,851)	111,444
Cash	30
Interest and dividends receivable	10,338,058
Receivable for shares of beneficial interest sold	24,052
Contribution from Adviser	12,000

Total assets	518,831,453

Liabilities
Payable for investment securities purchased	4,758,457
Unrealized depreciation of forward currency exchange contracts	45,877
Accrued expenses	70,505

Total liabilities	4,874,839

Net Assets	$513,956,614

Composition of Net Assets
Paid-in capital	$562,723,581
Undistributed net investment income	2,279,239
Accumulated net realized loss on investment and foreign currency transactions	(3,428,288)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(47,617,918)

Net Assets	$513,956,614

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	55,137,612

Net Asset Value	$9.32

See notes to financial statements.

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 29, 2008 (unaudited)

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Investment Income
Dividends:
Unaffiliated issuers (net of foreign taxes withheld of $110,399, $23,675 and $1,109,117, respectively)	$38,238,770		$9,543,914		$18,849,411
Affiliated issuers	1,926,729		529,726		538,483
Interest	–0	–	–0	–	11,390

Total income	40,165,499		10,073,640		19,399,284

Expenses
Custodian	150,139		192,277		311,181
Audit	22,338		19,797		25,196
Legal	11,155		18,057		11,150
Registration fees	9,780		1,843		2,897
Printing	4,590		3,348		1,809
Trustees’ fees	1,472		1,347		1,511
Miscellaneous	20,324		18,867		14,300

Total expenses	219,798		255,536		368,044

Net investment income	39,945,701		9,818,104		19,031,240

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(2,116,843)		(3,647,421)		1,201,250
Foreign currency transactions	–0	–	667		570,124
Net change in unrealized appreciation/depreciation of: Investments	(421,035,421)		(197,355,645)		(146,540,140)
Foreign currency denominated assets and liabilities	–0	–	(52)		175,367

Net loss on investment and foreign currency transactions	(423,152,264)		(201,002,451)		(144,593,399)

Net Decrease in Net Assets from Operations	$(383,206,563)		$(191,184,347)		$(125,562,159)

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

Statement of Operations

	International Value	International Growth		Small-Mid Cap Value
Investment Income
Dividends:
Unaffiliated issuers (net of foreign taxes withheld of $732,088, $507,522 and $6,741, respectively)	$10,208,232	$15,295,424		$5,126,692
Affiliated issuers	557,296	635,520		719,051
Interest	51,583	4,448		–0	–

Total income	10,817,111	15,935,392		5,845,743

Expenses
Custodian	431,920	413,993		83,400
Audit	25,826	26,593		22,712
Legal	15,338	17,159		11,000
Printing	3,670	3,554		4,608
Registration fees	2,514	2,391		2,584
Trustees’ fees	1,543	1,420		1,472
Miscellaneous	16,428	13,112		6,952

Total expenses	497,239	478,222		132,728

Net investment income	10,319,872	15,457,170		5,713,015

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	59,235,167	6,959,953		22,404,680
Futures contracts	(953,531)	–0	–	–0	–
Foreign currency transactions	143,911	1,842,005		–0	–
Net change in unrealized appreciation/depreciation of: Investments	(206,936,526)	(25,431,397)		(86,910,497)
Futures contracts	(1,677,531)	–0	–	–0	–
Foreign currency denominated assets and liabilities	326,218	215,348		–0	–

Net loss on investment and foreign currency transactions	(149,862,292)	(16,414,091)		(64,505,817)

Net Decrease in Net Assets from Operations	$(139,542,420)	$(956,921)		$(58,792,802)

See notes to financial statements.

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	Small-Mid Cap Growth		Global Value		Global Research Growth
Investment Income
Dividends:
Unaffiliated issuers (net of foreign taxes withheld of $2,261, $2,523 and $1,051, respectively)	$1,108,755		$61,625		$39,995
Affiliated issuers	253,755		1,940		1,496
Interest	–0	–	67		–0	–

Total income	1,362,510		63,632		41,491

Expenses
Custodian	92,539		53,013		73,333
Audit	21,957		14,229		20,452
Legal	15,872		4,021		9,806
Printing	3,934		3,239		3,333
Trustees’ fees	1,615		1,511		1,655
Registration fees	1,063		117		13
Miscellaneous	6,789		4,588		4,578

Total expenses	143,769		80,718		113,170
Less: expenses waived and reimbursed by the Adviser (see Note B)	–0	–	(75,568)		(107,767)

Net expenses	143,769		5,150		5,403

Net investment income	1,218,741		58,482		36,088

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	8,304,860		223,329		239,289
Futures contracts	–0	–	(769)		–0	–
Foreign currency transactions	–0	–	296		1,733
Net change in unrealized appreciation/depreciation of: Investments	(90,692,374)		(1,074,439	)(a)	(498,944)
Futures contracts	–0	–	(10,035)		–0	–
Foreign currency denominated assets and liabilities	–0	–	3,780		1,405

Net loss on investment and foreign currency transactions	(82,387,514)		(857,838)		(256,517)

Contribution from Adviser (see Note B)	391,487		–0	–	–0	–

Net Decrease in Net Assets from Operations	$(80,777,286)		$(799,356)		$(220,429)

(a)	Net of change in accrued foreign capital gains taxes of $(319).

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

Statement of Operations

	Short Duration Bond		Intermediate Duration Bond	Inflation Protected Securities
Investment Income
Interest	$30,563,491		$39,114,671	$12,369,921
Dividends:
Affiliated issuers	3,286,019		4,492,342	234,171

Total income	33,849,510		43,607,013	12,604,092

Expenses
Custodian	107,344		204,911	77,127
Audit	25,712		25,998	26,214
Legal	18,718		16,607	21,969
Registration fees	8,622		7,566	2,357
Printing	5,782		4,119	4,027
Trustees’ fees	2,584		1,164	1,163
Miscellaneous	9,698		14,490	7,655

Total expenses	178,460		274,855	140,512

Net investment income	33,671,050		43,332,158	12,463,580

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(5,451,467)		9,130,657	661,627
Futures contracts	4,032,145		6,070,949	–0	–
Swap contracts	–0	–	(2,098,430)	–0	–
Foreign currency transactions	–0	–	5,493,279	1,000
Net change in unrealized appreciation/depreciation of: Investments	(12,173,705)		(772,920)	62,791,955
Futures contracts	962,284		(1,759,774)	–0	–
Swap contracts	–0	–	11,103,568	–0	–
Foreign currency denominated assets and liabilities	–0	–	1,999,009	(1,000)

Net gain (loss) on investment and foreign currency transactions	(12,630,743)		29,166,338	63,453,582

Net Increase in Net Assets from Operations	$21,040,307		$72,498,496	$75,917,162

See notes to financial statements.

150	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

High-Yield
Investment Income
Interest	$20,381,562
Dividends
Affiliated issuers	376,864

Total income	20,758,426

Expenses
Custodian	96,053
Audit	23,391
Legal	9,173
Printing	7,787
Registration fees	3,078
Trustees’ fees	1,762
Miscellaneous	4,401

Total expenses	145,645

Net investment income	20,612,781

Realized and Unrealized Loss on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions	(1,384,011)
Foreign currency transactions	(177,671)
Net change in unrealized appreciation/depreciation of: Investments	(29,646,486)
Foreign currency denominated assets and liabilities	(38,212)

Net loss on investment and foreign currency transactions	(31,246,380)

Net Decrease in Net Assets from Operations	$(10,633,599)

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$39,945,701	$56,257,139
Net realized gain (loss) on investment transactions	(2,116,843)	89,370,979
Net change in unrealized appreciation/depreciation of investments	(421,035,421)	108,860,797

Net increase (decrease) in net assets from operations	(383,206,563)	254,488,915
Dividends and Distributions to Shareholders from
Net investment income	(39,079,630)	(52,995,329)
Net realized gain on investment transactions	(95,463,929)	(32,933,429)
Transactions in Shares of Beneficial Interest
Net increase	466,283,886	582,747,277

Total increase (decrease)	(51,466,236)	751,307,434
Net Assets
Beginning of period	2,573,339,587	1,822,032,153

End of period (including undistributed net investment income of $13,921,887 and $13,055,816, respectively)	$2,521,873,351	$2,573,339,587

See notes to financial statements.

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	U.S. Large Cap Growth
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,818,104	$17,976,460
Net realized gain (loss) on investment transactions	(3,646,754)	44,348,882
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(197,355,697)	239,926,025

Net increase (decrease) in net assets from operations	(191,184,347)	302,251,367
Dividends and Distributions to Shareholders from
Net investment income	(11,377,320)	(17,065,991)
Net realized gain on investment transactions	(72,912,342)	(34,002,042)
Transactions in Shares of Beneficial Interest
Net increase	220,324,798	581,496,735

Total increase (decrease)	(55,149,211)	832,680,069
Net Assets
Beginning of period	2,608,154,283	1,775,474,214

End of period (including undistributed net investment income of $1,971,684 and $3,530,900, respectively)	$2,553,005,072	$2,608,154,283

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

Statement of Changes in Net Assets

	Global Real Estate Investment
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,031,240	$19,966,828
Net realized gain on investment and foreign currency transactions	1,771,374	115,315,357
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(146,364,773)	(21,758,561)

Net increase (decrease) in net assets from operations	(125,562,159)	113,523,624
Dividends and Distributions to Shareholders from
Net investment income	(100,090,903)	(37,759,595)
Net realized gain on investment transactions	(93,818,420)	(34,464,347)
Transactions in Shares of Beneficial Interest
Net increase	293,302,757	329,899,776

Total increase (decrease)	(26,168,725)	371,199,458
Net Assets
Beginning of period	1,203,894,520	832,695,062

End of period (including undistributed/(distributions in excess of) net investment income of ($68,151,312) and $12,908,351, respectively)	$1,177,725,795	$1,203,894,520

See notes to financial statements.

154	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	International Value
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,319,872	$34,699,961
Net realized gain on investment and foreign currency transactions	58,425,547	117,651,909
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(208,287,839)	66,297,059

Net increase (decrease) in net assets from operations	(139,542,420)	218,648,929
Dividends and Distributions to Shareholders from
Net investment income	(12,235,313)	(43,737,315)
Net realized gain on investment transactions	(125,292,275)	(83,298,657)
Transactions in Shares of Beneficial Interest
Net increase	269,405,236	227,000,390

Total increase (decrease)	(7,664,772)	318,613,347
Net Assets
Beginning of period	1,315,984,191	997,370,844

End of period (including distributions in excess of net investment income of ($3,347,658) and ($1,432,217), respectively)	$1,308,319,419	$1,315,984,191

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

Statement of Changes in Net Assets

	International Growth
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,457,170		$27,970,442
Net realized gain on investment and foreign currency transactions	8,801,958		71,373,202
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(25,216,049)		81,607,344
Contribution from Adviser (see Note B)	– 0	–	208,060

Net increase (decrease) in net assets from operations	(956,921)		181,159,048
Dividends and Distributions to Shareholders from
Net investment income	(18,970,923)		(23,066,755)
Net realized gain on investment transactions	(77,899,831)		(37,513,182)
Transactions in Shares of Beneficial Interest
Net increase	110,793,993		321,916,933

Total increase	12,966,318		442,496,044
Net Assets
Beginning of period	1,328,926,972		886,430,928

End of period (including undistributed net investment income of $2,480,797 and $5,994,550, respectively)	$1,341,893,290		$1,328,926,972

See notes to financial statements.

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Small-Mid Cap Value
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,713,015	$10,914,226
Net realized gain on investment transactions	22,404,680	36,891,517
Net change in unrealized appreciation/depreciation of investments	(86,910,497)	39,122,957

Net increase (decrease) in net assets from operations	(58,792,802)	86,928,700
Dividends and Distributions to Shareholders from
Net investment income	(5,567,689)	(10,199,314)
Net realized gain on investment transactions	(35,875,349)	(4,218,310)
Transactions in Shares of Beneficial Interest
Net increase	107,185,415	131,640,240

Total increase	6,949,575	204,151,316
Net Assets
Beginning of period	648,401,335	444,250,019

End of period (including undistributed net investment income of $2,127,858 and $1,982,532, respectively)	$655,350,910	$648,401,335

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

Statement of Changes in Net Assets

	Small-Mid Cap Growth
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,218,741	$2,563,151
Net realized gain on investment transactions	8,304,860	64,759,157
Net change in unrealized appreciation/depreciation of investments	(90,692,374)	65,512,117
Contribution from Adviser (see Note B)	391,487	10,649

Net increase (decrease) in net assets from operations	(80,777,286)	132,845,074
Dividends and Distributions to Shareholders from
Net investment income	(1,177,347)	(1,795,974)
Net realized gain on investment transactions	(64,736,709)	(8,679,868)
Transactions in Shares of Beneficial Interest
Net increase	111,520,223	116,970,642

Total increase (decrease)	(35,171,119)	239,339,874
Net Assets
Beginning of period	668,771,291	429,431,417

End of period (including undistributed net investment income of $1,116,494 and $1,075,100, respectively)	$633,600,172	$668,771,291

See notes to financial statements.

158	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Global Value
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$58,482	$153,368
Net realized gain on investment and foreign currency transactions	222,856	306,718
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,080,694)	638,614

Net increase (decrease) in net assets from operations	(799,356)	1,098,700
Dividends and Distributions to Shareholders from
Net investment income	(77,069)	(163,304)
Net realized gain on investment transactions	(383,098)	(11,299)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	464,001	(921)

Total increase (decrease)	(795,522)	923,176
Net Assets
Beginning of period	7,027,567	6,104,391

End of period (including undistributed net investment income of $10,942 and $29,529, respectively)	$6,232,045	$7,027,567

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

Statement of Changes in Net Assets

Global Research Growth
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$36,088	$110,914
Net realized gain on investment and foreign currency transactions	241,022	241,958
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(497,539)	573,845
Contribution from Adviser (see Note B)	– 0	–	1,407

Net increase (decrease) in net assets from operations	(220,429)	928,124
Dividends and Distributions to Shareholders from
Net investment income	(53,514)	(107,736)
Net realized gain on investment transactions	(270,004)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(141,771)	191,692

Total increase (decrease)	(685,718)	1,012,080
Net Assets
Beginning of period	7,056,114	6,044,034

End of period (including undistributed net investment income of $10,257 and $27,683, respectively)	$6,370,396	$7,056,114

See notes to financial statements.

160	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Short Duration Bond
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$33,671,050	$59,040,368
Net realized gain (loss) on investment transactions	(1,419,322)	1,803,720
Net change in unrealized appreciation/depreciation of investments	(11,211,421)	(11,400,855)

Net increase in net assets from operations	21,040,307	49,443,233
Dividends to Shareholders from
Net investment income	(34,749,852)	(56,566,899)
Transactions in Shares of Beneficial Interest
Net increase	71,274,279	319,088,440

Total increase	57,564,734	311,964,774
Net Assets
Beginning of period	1,272,076,029	960,111,255

End of period (including undistributed net investment income of $3,138,437 and $4,217,239, respectively)	$1,329,640,763	$1,272,076,029

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

Statement of Changes in Net Assets

	Intermediate Duration Bond
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$43,332,158	$66,911,146
Net realized gain on investment and foreign currency transactions	18,596,455	4,308,346
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	10,569,883	(6,328,476)

Net increase in net assets from operations	72,498,496	64,891,016
Dividends to Shareholders from
Net investment income	(46,251,172)	(63,965,369)
Transactions in Shares of Beneficial Interest
Net increase	97,764,315	522,445,198

Total increase	124,011,639	523,370,845
Net Assets
Beginning of period	1,599,651,726	1,076,280,881

End of period (including undistributed net investment income of $3,597,480 and $6,516,494, respectively)	$1,723,663,365	$1,599,651,726

See notes to financial statements.

162	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

	Inflation Protected Securities
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,463,580		$26,889,924
Net realized gain (loss) on investment and foreign currency transactions	662,627		(1,253,928)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	62,790,955		785,322
Contribution from Adviser (see Note B)	– 0	–	36,099

Net increase in net assets from operations	75,917,162		26,457,417
Dividends to Shareholders from
Net investment income	(29,900,723)		(17,135,756)
Transactions in Shares of Beneficial Interest
Net increase	21,755,685		187,017,626

Total increase	67,772,124		196,339,287
Net Assets
Beginning of period	643,549,085		447,209,798

End of period (including undistributed net investment income of $5,159,795 and $22,596,938, respectively)	$711,321,209		$643,549,085

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

Statement of Changes in Net Assets

	High-Yield
	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$20,612,781	$30,554,985
Net realized gain (loss) on investment and foreign currency transactions	(1,561,682)	2,557,322
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(29,684,698)	(13,322,061)

Net increase (decrease) in net assets from operations	(10,633,599)	19,790,246
Dividends to Shareholders from
Net investment income	(20,546,577)	(28,646,986)
Transactions in Shares of Beneficial Interest
Net increase	49,303,445	178,758,796

Total increase	18,123,269	169,902,056
Net Assets
Beginning of period	495,833,345	325,931,289

End of period (including undistributed net investment income of $2,279,239 and $2,213,035, respectively)	$513,956,614	$495,833,345

See notes to financial statements.

164	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 29, 2008 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of thirteen separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Value Portfolio, AllianceBernstein Global Research Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio (collectively, the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

Notes to Financial Statements

using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of

166	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is each Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

5. Expenses

Expenses of the Trust are charged to each Portfolio in proportion to each Portfolio’s respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Notes to Financial Statements

Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

For the Global Value Portfolio and the Global Research Growth Portfolio, the Adviser has agreed to bear certain expenses so that total expenses do not exceed .15% of the average daily net assets on an annual basis for each Portfolio. This agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Portfolios’ fiscal year end. For the six months ended February 29, 2008, such reimbursements amounted to $75,568 and $107,767 for the Global Value Portfolio and the Global Research Growth Portfolio, respectively.

During the six months ended February 29, 2008, the Adviser reimbursed the Small-Mid Cap Growth Portfolio in the amount of $391,487 for trading losses incurred due to a trade entry error. During the year ended August 31, 2007, the Adviser reimbursed the International Growth Portfolio, Small-Mid Cap Growth Portfolio, Global Research Growth Portfolio and Inflation Protected Securities Portfolio in the amounts of $208,060, $10,649, $1,407 and $36,099, respectively, for trading losses incurred due to a trade entry error.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. (“ABIS”), an indirect wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. —Government STIF Portfolio an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds, trusts, and other accounts managed by the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees.

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

AllianceBernstein Fixed-Income Shares, Inc.—Prime STIF Portfolio, also an open-end management investment company managed by the Adviser and which had been offered as a cash management option, ceased operations on February 29, 2008. For the six months ended February 29, 2008, the Portfolios had purchases and sales of Government STIF Portfolio and Prime STIF Portfolio as follows:

	Government STIF Portfolio		Prime STIF Portfolio
Portfolio	Purchases	Sales	Purchases	Sales
U.S. Value	$395,055,682	$465,152,389	$–0–	$–0–
U.S. Large Cap Growth	391,332,866	406,395,627	–0–	–0–
Global Real Estate Investment	180,378,101	180,881,470	–0–	–0–
International Value	224,152,066	224,767,677	–0–	–0–
International Growth	268,193,937	277,394,695	–0–	–0–
Small-Mid Cap Value	111,356,925	92,142,865	–0–	–0–
Small-Mid Cap Growth	156,423,112	144,904,094	–0–	–0–
Global Value	1,039,163	1,002,347	–0–	–0–
Global Research Growth	818,890	776,754	–0–	–0–
Short Duration Bond	–0–	–0–	441,716,874	574,808,306
Intermediate Duration Bond	–0–	–0–	900,401,764	1,015,385,419
Inflation Protected Securities	–0–	–0–	34,814,727	42,965,674
High-Yield	–0–	–0–	72,025,755	79,540,412

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the six months ended February 29, 2008 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC	Sanford C. Bernstein Limited
U.S. Value	$488,570	$–0–	$–0–
U.S. Large Cap Growth	1,342,261	–0–	–0–
Global Real Estate Investment	538,063	–0–	–0–
International Value	394,418	–0–	–0–
International Growth	1,328,752	–0–	–0–
Small-Mid Cap Value	169,925	–0–	–0–
Small-Mid Cap Growth	490,978	–0–	–0–
Global Value	1,503	–0–	–0–
Global Research Growth	4,239	–0–	–0–
Short Duration Bond	–0–	–0–	–0–
Intermediate Duration Bond	–0–	–0–	–0–
Inflation Protected Securities	–0–	–0–	–0–
High-Yield	–0–	–0–	–0–

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended February 29, 2008, were as follows:

Portfolio	Purchases	Sales
U.S. Value	$697,499,130	$241,964,056
U.S. Large Cap Growth	1,498,049,538	1,323,993,468
Global Real Estate Investment	408,016,757	274,682,164
International Value	309,279,243	173,596,419
International Growth	713,195,533	650,369,749
Small-Mid Cap Value	146,380,372	91,970,114
Small-Mid Cap Growth	334,543,840	283,806,583
Global Value	1,153,410	1,150,165
Global Research Growth	2,630,618	3,220,311
Short Duration Bond	350,038,065	257,795,057
Intermediate Duration Bond	441,017,726	310,815,089
Inflation Protected Securities	–0–	–0–
High-Yield	94,869,524	41,056,066

Purchases and sales of U.S. government securities for the six months ended February 29, 2008, were as follows:

Portfolio	Purchases	Sales
U.S. Value	$–0–	$–0–
U.S. Large Cap Growth	–0–	–0–
Global Real Estate Investment	–0–	–0–
International Value	–0–	–0–
International Growth	–0–	–0–
Small-Mid Cap Value	–0–	–0–
Small-Mid Cap Growth	–0–	–0–
Global Value	–0–	–0–
Global Research Growth	–0–	–0–
Short Duration Bond	384,830,288	478,960,105
Intermediate Duration Bond	851,047,287	971,196,787
Inflation Protected Securities	43,657,554	32,177,695
High-Yield	–0–	–0–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Appreciation	(Depreciation)
U.S. Value	$232,327,023	$(374,541,400)	$(142,214,377)
U.S. Large Cap Growth	239,180,617	(128,257,715)	110,922,902
Global Real Estate Investment	96,722,017	(118,414,623)	(21,692,606)
International Value	156,404,418	(114,974,238)	41,430,180
International Growth	199,614,743	(43,852,611)	155,762,132

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Gross Unrealized	Net Unrealized Appreciation/ (Depreciation)
Portfolio	Appreciation	(Depreciation)
Small-Mid Cap Value	$62,781,532	$(94,042,224)	$(31,260,692)
Small-Mid Cap Growth	70,350,753	(75,557,982)	(5,207,229)
Global Value	608,974	(917,339)	(308,365)
Global Research Growth	734,363	(600,997)	133,366
Short Duration Bond	20,817,509	(45,358,177)	(24,540,668)
Intermediate Duration Bond	25,733,619	(27,849,557)	(2,115,938)
Inflation Protected Securities	56,055,830	–0	–	56,055,830
High-Yield	1,876,559	(49,453,780)	(47,577,221)

1. Financial Futures Contracts

Certain Portfolios may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

Notes to Financial Statements

hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended February 29, 2008, the Short Duration Bond Portfolio and Intermediate Duration Bond Portfolio earned drop income of $44,106 and $1,185, respectively, which is included in interest income in the accompanying statement of operations.

4. Swap Agreements

Certain Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

172	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
Portfolio	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

U.S. Value
Shares sold	29,734,746	53,292,654	$353,607,555	$666,051,617

Shares issued in reinvestment of dividends and distributions	11,589,227	7,096,615	134,543,559	85,928,758

Shares redeemed	(1,916,942)	(13,253,642)	(21,867,228)	(169,233,098)

Net increase	39,407,031	47,135,627	$466,283,886	$582,747,277

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Notes to Financial Statements

	Shares		Amount
Portfolio	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

U.S. Large Cap Growth
Shares sold	17,975,223	52,869,919	$214,987,405	$630,201,049

Shares issued in reinvestment of dividends and distributions	6,447,452	4,337,854	84,289,661	51,068,033

Shares redeemed	(6,062,009)	(8,101,694)	(78,952,268)	(99,772,347)

Net increase	18,360,666	49,106,079	$220,324,798	$581,496,735

Global Real Estate Investment
Shares sold	10,327,963	22,315,063	$125,910,482	$320,944,418

Shares issued in reinvestment of dividends and distributions	15,803,531	5,269,908	193,909,323	72,223,942

Shares redeemed	(2,121,310)	(4,358,108)	(26,517,048)	(63,268,584)

Net increase	24,010,184	23,226,863	$293,302,757	$329,899,776

International Value
Shares sold	10,947,852	20,435,434	$146,956,655	$300,277,389

Shares issued in reinvestment of dividends and distributions	9,820,576	9,077,580	137,527,588	127,035,972

Shares redeemed	(1,082,051)	(13,129,915)	(15,079,007)	(200,312,971)

Net increase	19,686,377	16,383,099	$269,405,236	$227,000,390

International Growth
Shares sold	4,646,822	22,025,812	$63,981,510	$293,045,111

Shares issued in reinvestment of dividends and distributions	6,672,623	4,649,330	96,870,754	60,579,937

Shares redeemed	(3,376,513)	(2,307,372)	(50,058,271)	(31,708,115)

Net increase	7,942,932	24,367,770	$110,793,993	$321,916,933

Small-Mid Cap Value
Shares sold	6,119,223	12,272,393	$74,401,270	$154,827,469

Shares issued in reinvestment of dividends and distributions	3,466,360	1,186,117	41,443,038	14,417,624

Shares redeemed	(771,546)	(2,832,032)	(8,658,893)	(37,604,853)

Net increase	8,814,037	10,626,478	$107,185,415	$131,640,240

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	Shares		Amount
Portfolio	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Small-Mid Cap Growth
Shares sold	3,774,170	9,831,981	$51,391,998	$130,749,307

Shares issued in reinvestment of dividends and distributions	4,647,804	802,239	65,914,057	10,475,842

Shares redeemed	(400,065)	(1,684,770)	(5,785,832)	(24,254,507)

Net increase	8,021,909	8,949,450	$111,520,223	$116,970,642

Global Value
Shares sold	369	7,565	$3,835	$86,590

Shares issued in reinvestment of dividends and distributions	41,088	15,612	460,166	174,603

Shares redeemed	0	(23,391)	0	(262,114)

Net increase (decrease)	41,457	(214)	$464,001	$(921)

Global Research Growth
Shares sold	0	11,768	$0	$130,880

Shares issued in reinvestment of dividends and distributions	27,179	9,862	323,517	107,736

Shares redeemed	(40,778)	(4,220)	(465,288)	(46,924)

Net increase (decrease)	(13,599)	17,410	$(141,771)	$191,692

Short Duration Bond
Shares sold	6,717,863	33,408,002	$66,268,558	$331,667,284

Shares issued in reinvestment of dividends	3,539,411	5,710,453	34,749,852	56,566,899

Shares redeemed	(3,022,382)	(6,984,150)	(29,744,131)	(69,145,743)

Net increase	7,234,892	32,134,305	$71,274,279	$319,088,440

Intermediate Duration Bond
Shares sold	13,609,588	56,181,871	$134,846,717	$554,345,101

Shares issued in reinvestment of dividends	4,680,861	6,491,691	46,251,172	63,965,369

Shares redeemed	(8,345,006)	(9,765,967)	(83,333,574)	(95,865,272)

Net increase	9,945,443	52,907,595	$97,764,315	$522,445,198

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Notes to Financial Statements

	Shares		Amount
Portfolio	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007

Inflation Protected Securities
Shares sold	2,352,814	23,092,999	$23,819,968	$224,665,176

Shares issued in reinvestment of dividends	2,987,085	1,771,826	29,900,723	17,135,756

Shares redeemed	(3,086,373)	(5,602,787)	(31,965,006)	(54,783,306)

Net increase	2,253,526	19,262,038	$21,755,685	$187,017,626

High-Yield
Shares sold	3,427,867	20,486,123	$33,805,246	$209,018,235

Shares issued in reinvestment of dividends	2,103,734	2,807,323	20,546,577	28,646,986

Shares redeemed	(517,942)	(5,799,225)	(5,048,378)	(58,906,425)

Net increase	5,013,659	17,494,221	$49,303,445	$178,758,796

Commencement of Offering

The Portfolios commenced offering on May 20, 2005 (with the exception of the Global Value Portfolio and the Global Research Growth Portfolio each of which commenced operations on June 1, 2006), through the investments of cash and securities received in a tax free in-kind contributions from AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Blended Style Series-U.S. Large Cap Portfolio (“U.S. Large Cap Fund”). Prior to commencement of operations on May 20, 2005, the Trust had no operations other than the sale to the Adviser on April 15, 2005 of 10,000 shares for $10 each of the AllianceBernstein Small-Mid Cap Growth Portfolio.

NOTE E

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Concentration of Risk — Although the Global Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underling the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk — In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 were as follows:

U.S. Value	2007	2006
Distributions paid from:
Ordinary income	$62,740,936	$34,158,303
Long-term capital gains	23,187,822	6,942,932

Total distributions paid	$85,928,758	$41,101,235

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Notes to Financial Statements

U.S. Large Cap Growth	2007		2006
Distributions paid from:
Ordinary income	$17,064,811		$7,679,880
Long-term capital gains	34,003,222		3,502,203

Total distributions paid	$51,068,033		$11,182,083

Global Real Estate Investment	2007		2006
Distributions paid from:
Ordinary income	$39,472,928		$21,211,214
Long-term capital gains	32,751,014		2,951,088

Total distributions paid	$72,223,942		$24,162,302

International Value	2007		2006
Distributions paid from:
Ordinary income	$89,354,218		$25,246,247
Long-term capital gains	37,681,754		7,729,686

Total distributions paid	$127,035,972		$32,975,933

International Growth	2007		2006
Distributions paid from:
Ordinary income	$31,198,447		$12,483,325
Long-term capital gains	29,381,490		1,113,519

Total distributions paid	$60,579,937		$13,596,844

Small-Mid Cap Value	2007		2006
Distributions paid from:
Ordinary income	$10,199,314		$4,362,192
Long-term capital gains	4,218,310		– 0	–

Total distributions paid	$14,417,624		$4,362,192

Small-Mid Cap Growth	2007		2006
Distributions paid from:
Ordinary income	$8,517,111		$917,579
Long-term capital gains	1,958,731		– 0	–

Total distributions paid	$10,475,842		$917,579

Global Value	2007		2006
Distributions paid from:
Ordinary income	$174,603		$ – 0	–
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$174,603		$ – 0	–

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Global Research Growth	2007		2006
Distributions paid from:
Ordinary income	$107,736		$ – 0	–
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$107,736		$ – 0	–

Short Duration Bond	2007		2006
Distributions paid from:
Ordinary income	$56,566,899		$37,754,560
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$56,566,899		$37,754,560

Intermediate Duration Bond	2007		2006
Distributions paid from:
Ordinary income	$63,965,369		$43,355,404
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$63,965,369		$43,355,404

Inflation Protected Securities	2007		2006
Distributions paid from:
Ordinary income	$17,135,755		$9,820,532
Long-term capital gains	– 0	–	86,219

Total distributions paid	$17,135,755		$9,906,751

High-Yield	2007		2006
Distributions paid from:
Ordinary income	$28,646,986		$21,777,610
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$28,646,986		$21,777,610

As of August 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
U.S. Value	$31,185,283	$67,877,741	$–0–	$276,429,097	$375,492,121
U.S. Large Cap Growth	3,530,900	44,646,607	–0–	300,723,149	348,900,656
Global Real Estate Investment	99,408,955	73,308,399	–0–	46,248,687	218,966,041
International Value	11,663,386	84,256,334	–0–	243,622,892	339,542,612
International Growth	5,994,550	66,009,293	–0–	181,047,459	253,051,302

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Notes to Financial Statements

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
Small-Mid Cap Value	$15,159,964	$19,045,249	$0	$55,854,692	$90,059,905
Small-Mid Cap Growth	2,792,779	62,746,822	0	84,274,913	149,814,514
Global Value	214,535	89,160	0	765,339	1,069,034
Global Research Growth	56,486	127,963	0	629,043	813,492
Short Duration Bond	4,217,239	0	(5,126,016)	(12,366,964)	(13,275,741)
Intermediate Duration Bond	8,031,489	0	(12,939,152)	(7,783,775)	(12,691,438)
Inflation Protected Securities	22,763,912	0	(1,683,708)	(8,338,779)	12,741,425
High Yield	2,210,490	0	(1,731,135)	(18,066,146)	(17,586,791)

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, mark to market on passive foreign investment companies, mark to market on forward contracts, future contracts, swaps, and swap income (loss) accruals.

(b)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to deferral of post October capital or currency losses.

(c)

On August 31, 2007, the Short Duration Bond Portfolio, Intermediate Duration Bond, Inflation Protected Securities, High-Yield Portfolios had a net capital loss carryforward of $4,091,526, $10,909,502, $757,919, $1,561,339 respectively, of which $529,195 expires in the year 2014 and $3,562,331 expires in the year 2015 for the Short Duration Portfolio, $596,899 expires in the year 2014 and $10,312,603 expires in the year 2015 for Intermediate Duration Bond Portfolio, $757,919 expires in the year 2015 for the Inflation Protected Securities Portfolio, and $1,561,339 expires in the year 2015 for the High-Yield Portfolio. To the extent future gains are offset by capital loss carryforward, such gains will not be distributed. Net capital and currency losses incurred after October 31, and within the taxable year are deemed arise on the first business day of Portfolio’s next taxable year. Short Duration Bond, Intermediate Duration Bond, Inflation Protected Securities, and High-Yield Portfolios elect to defer $1,034,490, $2,029,650, $925,789 and $169,796 of capital losses that are deemed to arise in the next taxable year.

NOTE G

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Notes to Financial Statements

NOTE H

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On February 29, 2008, the Portfolios implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	U.S. Value
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,		May 20, 2005(a) to August 31, 2005
			2007	2006

Net asset value, beginning of period	$ 12.44		$ 11.41	$ 10.32	$ 10.00

Income From Investment Operations
Net investment income(b)	.17		.31	.27	.08
Net realized and unrealized gain (loss) on investment transactions	(1.77)		1.22	1.11	.28

Net increase (decrease) in net asset value from operations	(1.60)		1.53	1.38	.36

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.30)	(.21)	(.04)
Distributions from net realized gain on investment transactions	(.42)		(.20)	(.08)	– 0	–

Total dividends and distributions	(.60)		(.50)	(.29)	(.04)

Net asset value, end of period	$ 10.24		$ 12.44	$ 11.41	$ 10.32

Total Return
Total investment return based on net asset value(c)	(13.47)%		13.55%	13.60%	3.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,521,873		$2,573,340	$1,822,032	$1,355,032
Ratio to average net assets of:
Expenses	.02	%(d)	.02%	.04%	.07	%(d)
Net investment income	3.00	%(d)	2.49%	2.48%	2.84	%(d)
Portfolio turnover rate	9%		22%	14%	21%

See footnote summary on page 195.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	U.S. Large Cap Growth
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,		May 20, 2005(a) to August 31, 2005
			2007	2006

Net asset value, beginning of period	$ 12.47		$ 11.09	$ 10.73	$ 10.00

Income From Investment Operations
Net investment income(b)	.05		.10	.07	.02
Net realized and unrealized gain (loss) on investment transactions	(.90)		1.57	.38	.72

Net increase (decrease) in net asset value from operations	(.85)		1.67	.45	.74

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.09)	(.06)	(.01)
Distributions from net realized gain on investment transactions	(.35)		(.20)	(.03)	– 0	–

Total dividends and distributions	(.40)		(.29)	(.09)	(.01)

Net asset value, end of period	$ 11.22		$ 12.47	$ 11.09	$ 10.73

Total Return
Total investment return based on net asset value(c)	(7.27)%		15.23%	4.10%	7.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,553,005		$2,608,154	$1,775,474	$1,397,037
Ratio to average net assets of:
Expenses	.02	%(d)	.02%	.04%	.05	%(d)
Net investment income	.72	%(d)	.80%	.64%	.62	%(d)
Portfolio turnover rate	49%		92%	64%	13%

See footnote summary on page 195.

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Global Real Estate Investment
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,		May 20, 2005(a) to August 31, 2005
			2007	2006

Net asset value, beginning of period	$ 13.90		$ 13.14	$ 10.74	$ 10.00

Income From Investment Operations
Net investment income(b)	.20		.27	.36	.09	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.28)		1.59	2.47	.69

Net increase (decrease) in net asset value from operations	(1.08)		1.86	2.83	.78

Less: Dividends and Distributions
Dividends from net investment income	(1.12)		(.58)	(.37)	(.04)
Distributions from net realized gain on investment transactions	(1.05)		(.52)	(.06)	– 0	–

Total dividends and distributions	(2.17)		(1.10)	(.43)	(.04)

Net asset value, end of period	$ 10.65		$ 13.90	$ 13.14	$ 10.74

Total Return
Total investment return based on net asset value(c)	(9.87)%		14.33%	27.18%	7.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,177,726		$1,203,895	$832,695	$508,737
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.06	%(d)	.06%	.09%	.15	%(d)
Expenses, before waivers/reimbursements	.06	%(d)	.06%	.09%	.16	%(d)
Net investment income	3.06	%(d)	1.90%	3.07%	3.14	%(d)(e)
Portfolio turnover rate	22%		49%	46%	7%

See footnote summary on page 195.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	International Value
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,		May 20, 2005(a) to August 31, 2005
			2007	2006

Net asset value, beginning of period	$ 14.88		$ 13.84	$ 10.89	$ 10.00

Income From Investment Operations
Net investment income(b)	.11		.42	.38	.10	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.40)		2.29	3.04	.87

Net increase (decrease) in net asset value from operations	(1.29)		2.71	3.42	.97

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.55)	(.26)	(.08)
Distributions from net realized gain on investment transactions	(1.35)		(1.12)	(.21)	– 0	–

Total dividends and distributions	(1.49)		(1.67)	(.47)	(.08)

Net asset value, end of period	$ 12.10		$ 14.88	$ 13.84	$ 10.89

Total Return
Total investment return based on net asset value(c)	(10.03)%		20.64%	32.16%	9.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,308,319		$1,315,984	$997,371	$788,432
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.07	%(d)	.08%	.10%	.15	%(d)
Expenses, before waivers/reimbursements	.07	%(d)	.08%	.10%	.94	%(d)
Net investment income	1.52	%(d)	2.89%	3.09%	3.56	%(d)(e)
Portfolio turnover rate	13%		31%	27%	23%

See footnote summary on page 195.

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2007	2006

Net asset value, beginning of period	$ 13.98	$ 12.54	$ 10.57	$ 10.00

Income From Investment Operations
Net investment income(b)	.16	.34	.23	.05	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	1.86	1.95	.54
Contribution from Adviser	– 0	–	.00	(f)	– 0	–	– 0	–

Net increase in net asset value from operations	.07	2.20	2.18	.59

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.27)	(.19)	(.02)
Distributions from net realized gain on investment transactions	(.82)	(.49)	(.02)	– 0	–

Total dividends and distributions	(1.02)	(.76)	(.21)	(.02)

Net asset value, end of period	$ 13.03	$ 13.98	$ 12.54	$ 10.57

Total Return
Total investment return based on net asset value(c)	(.19)%	18.08%	20.88%	5.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,341,893	$1,328,927	$886,431	$517,594
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.07	%(d)	.07%	.11%	.15	%(d)
Expenses, before waivers/reimbursements	.07	%(d)	.07%	.11%	.24	%(d)
Net investment income	2.19	%(d)	2.50%	1.96%	1.78	%(d)(e)
Portfolio turnover rate	47%	82%	105%	19%

See footnote summary on page 195.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2007	2006

Net asset value, beginning of period	$ 12.79	$ 11.08	$ 10.65	$ 10.00

Income From Investment Operations
Net investment income(b)	.10	.24	.16	.04	(e)
Net realized and unrealized gain (loss) on investment transactions	(1.12)	1.80	.40	.63

Net increase (decrease) in net asset value from operations	(1.02)	2.04	.56	.67

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.23)	(.13)	(.02)
Distributions from net realized gain on investment transactions	(.65)	(.10)	– 0	–	– 0	–

Total dividends and distributions	(.76)	(.33)	(.13)	(.02)

Net asset value, end of period	$ 11.01	$ 12.79	$ 11.08	$ 10.65

Total Return
Total investment return based on net asset value(c)	(11.50)%	18.64%	5.24%	6.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$655,351	$648,401	$444,250	$320,038
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04	%(d)	.04%	.07%	.15	%(d)
Expenses, before waivers/reimbursements	.04	%(d)	.04%	.07%	.34	%(d)
Net investment income	1.70	%(d)	1.93%	1.45%	1.62	%(d)(e)
Portfolio turnover rate	14%	33%	42%	8%

See footnote summary on page 195.

188	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Small-Mid Cap Growth
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,			May 20, 2005(a) to August 31, 2005
			2007	2006

Net asset value, beginning of period	$ 14.79		$ 11.84	$ 10.99		$ 10.00

Income From Investment Operations
Net investment income(b)	.03		.06	.04		.01	(e)
Net realized and unrealized gain (loss) on investment transactions	(1.51)		3.16	.84		.99
Contribution from Adviser	.01		.00 (f)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.47)		3.22	.88		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.03)		(.04)	(.03)		(.01)
Distributions from net realized gain on investment transactions	(1.39)		(.23)	– 0	–	– 0	–

Total dividends and distributions	(1.42)		(.27)	(.03)		(.01)

Net asset value, end of period	$ 11.90		$ 14.79	$ 11.84		$ 10.99

Total Return
Total investment return based on net asset value(c)	(11.50)%		27.50%	8.00%		9.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$633,600		$668,771	$429,431		$287,536
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04	%(d)	.05%	.07%		.15	%(d)
Expenses, before waivers/reimbursements	.04	%(d)	.05%	.07%		.41	%(d)
Net investment income	.35	%(d)	.45%	.33%		.37	%(d)(e)
Portfolio turnover rate	42%		88%	83%		21%

See footnote summary on page 195.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	189

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Global Value
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006

Net asset value, beginning of period	$ 11.79		$ 10.24	$ 10.00

Income From Investment Operations
Net investment income(b)(e)	.10		.26	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.34)		1.59	.17

Net increase (decrease) in net asset value from operations	(1.24)		1.85	.24

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.28)	– 0	–
Distributions from net realized gain on investment transactions	(.64)		(.02)	– 0	–

Total dividends and distributions	(.77)		(.30)	– 0	–

Net asset value, end of period	$ 9.78		$ 11.79	$ 10.24

Total Return
Total investment return based on net asset value(c)	(11.33)%		18.19%	2.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,232		$7,028	$6,104
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.15	%(d)	.15%	.15	%(d)
Expenses, before waivers/reimbursements	2.35	%(d)	2.71%	5.11	%(d)
Net investment income(e)	1.70	%(d)	2.26%	2.95	%(d)
Portfolio turnover rate	18%		31%	11%

See footnote summary on page 195.

190	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Global Research Growth
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006

Net asset value, beginning of period	$ 11.34	$ 9.99	$ 10.00

Income From Investment Operations
Net investment income(b)(e)	.06	.18	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.42)	1.35	(.04)
Contribution from Adviser	– 0	–	.00	(f)	– 0	–

Net increase (decrease) in net asset value from operations	(.36)	1.53	(.01)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.43)	– 0	–	– 0	–

Total dividends and distributions	(.52)	(.18)	– 0	–

Net asset value, end of period	$ 10.46	$ 11.34	$ 9.99

Total Return
Total investment return based on net asset value(c)	(3.72)%	15.35%	(.10)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,370	$7,056	$6,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.15	%(d)	.15%	.15	%(d)
Expenses, before waivers/reimbursements	3.14	%(d)	3.39%	5.24	%(d)
Net investment income(e)	1.00	%(d)	1.64%	1.38	%(d)
Portfolio turnover rate	39%	80%	14%

See footnote summary on page 195.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	191

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Short Duration Bond
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,		May 20, 2005(a) to August 31, 2005
			2007	2006

Net asset value, beginning of period	$ 9.87		$ 9.93	$ 10.04	$ 10.00

Income From Investment Operations
Net investment income(b)	.25		.52	.47	.09	(e)
Net realized and unrealized loss on investment transactions	(.09)		(.08)	(.14)	(.01)

Net increase in net asset value from operations	.16		.44	.33	.08

Less: Dividends
Dividends from net investment income	(.26)		(.50)	(.44)	(.04)

Net asset value, end of period	$ 9.77		$ 9.87	$ 9.93	$ 10.04

Total Return
Total investment return based on net asset value(c)	1.64%		4.51%	3.39%	.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,329,641		$1,272,076	$960,111	$652,505
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.03	%(d)	.02%	.05%	.15	%(d)
Expenses, before waivers/reimbursements	.03	%(d)	.02%	.05%	.19	%(d)
Net investment income	5.08	%(d)	5.23%	4.69%	3.88	%(d)(e)
Portfolio turnover rate	63%		138%	185%	83%

See footnote summary on page 195.

192	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Intermediate Duration Bond
	Six Months Ended February 29, 2008 (unaudited)		Year Ended August 31,			May 20, 2005(a) to August 31, 2005
			2007		2006

Net asset value, beginning of period	$ 9.87		$ 9.86		$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)	.25		.49		.48	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17		– 0	–(f)	(.28)	.08

Net increase in net asset value from operations	.42		.49		.20	.19

Less: Dividends
Dividends from net investment income	(.27)		(.48)		(.46)	(.07)

Net asset value, end of period	$ 10.02		$ 9.87		$ 9.86	$ 10.12

Total Return
Total investment return based on net asset value(c)	4.34%		5.03%		2.13%	1.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,723,663		$1,599,652		$1,076,281	$807,065
Ratio to average net assets of:
Expenses	.03	%(d)	.04%		.06%	.10	%(d)
Net investment income	5.08	%(d)	5.01%		4.89%	4.13	%(d)
Portfolio turnover rate	86%		236%		513%	206%

See footnote summary on page 195.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	193

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Inflation Protected Securities
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2007	2006

Net asset value, beginning of period	$ 9.99	$ 9.91	$10.01	$ 10.00

Income From Investment Operations
Net investment income(b)	.19	.49	.57	.09	(e)
Net realized and unrealized gain (loss) on investment transactions	.95	(.06)	(.36)	– 0	–
Contribution from Adviser	– 0	–	.00	(f)	– 0	–	– 0	–

Net increase in net asset value from operations	1.14	.43	.21	.09

Less: Dividends and Distributions
Dividends from net investment income	(.46)	(.35)	(.30)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.46)	(.35)	(.31)	(.08)

Net asset value, end of period	$ 10.67	$ 9.99	$ 9.91	$ 10.01

Total Return
Total investment return based on net asset value(c)	11.71%	4.44%	2.11%	.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$711,321	$643,549	$447,210	$263,128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04	%(d)	.04%	.07%	.15	%(d)
Expenses, before waivers/reimbursements	.04	%(d)	.04%	.07%	.52	%(d)
Net investment income	3.65	%(d)	4.98%	5.83%	4.34	%(d)(e)
Portfolio turnover rate	5%	12%	13%	3%

See footnote summary on page 195.

194	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High-Yield
Six Months Ended February 29, 2008 (unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2007	2006

Net asset value, beginning of period	$ 9.89	$ 9.99	$ 10.35	$ 10.00

Income From Investment Operations
Net investment income(b)	.39	.77	.75	.20	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)	(.15)	(.35)	.24

Net increase (decrease) in net asset value from operations	(.18)	.62	.40	.44

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.72)	(.75)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.39)	(.72)	(.76)	(.09)

Net asset value, end of period	$ 9.32	$ 9.89	$ 9.99	$ 10.35

Total Return
Total investment return based on net asset value(c)	(1.93)%	6.22%	4.06%	4.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$513,957	$495,833	$325,931	$258,236
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.06	%(d)	.06%	.09%	.20	%(d)
Expenses, before waivers/reimbursements	.06	%(d)	.06%	.09%	.45	%(d)
Net investment income	7.93	%(d)	7.50%	7.47%	7.42	%(d)(e)
Portfolio turnover rate	8%	49%	64%	23%

(a)	Commencement of operations.

(b)	Based on average shares outstanding during the period.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Net of fees and expenses waived/reimbursed by the Adviser.

(f)	Amount is less than $0.005.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1), Chairman Marc O. Mayer, President and Chief Executive Officer David H. Dievler(1) John H. Dobkin(1) Michael J. Downey(1)	D. James Guzy(1) Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow, Vice President

Stephen Beinhacker, Vice President

Henry S. D’Auria, Vice President

Gershon M. Distenfeld,
Vice President

Sharon E. Fay, Vice President

Marilyn G. Fedak, Vice President

Norman M. Fidel, Vice President

Eric J. Franco, Vice President

David (Dutch) P. Handke, Jr., Vice President

Eric P. Hewitt, Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Joran Laird, Vice President

Samantha S. Lau, Vice President

Lipkee Lu, Vice President

James W. MacGregor,
Vice President

John P. Mahedy, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice President

Teresa Marziano, Vice President

Joel J. McKoan, Vice President

Steven Nussbaum, Vice President

James K. Pang, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

John D. Phillips, Vice President

Jeffrey S. Phlegar, Vice President

James G. Reilly, Vice President

Michael J. Reilly, Vice President

David Robinson, Vice President

Robert W. Scheetz, Vice President

Jane E. Schneirov, Vice President

Lisa A. Shalett, Vice President

Kevin F. Simms, Vice President

Francis X. Suozzo, Vice President

Christopher M. Toub, Vice President

Wen-Tse Tseng, Vice President

Paul Vogel, Vice President

P. Scott Wallace, Vice President

Janet A. Walsh, Vice President

Andrew J. Weiner, Vice President

Greg J. Wilensky, Vice President

Raymond Wong, Vice President

David Yuen, Vice President

Kewjin Yuoh, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

196	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public
Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The management of and investment decisions for the AllianceBernstein Global Real Estate Portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John P. Mahedy, Mr. Christopher W. Marx, Mr. John D. Phillips and Mr. David Yuen are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein International Value Portfolio are made by the International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the senior most members of the Investment Policy Group.

The management of and investment decisions for the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. James G. Reilly, Mr. Michael J. Reilly, Mr. David (Dutch) P. Handke, Jr. and Mr. P. Scott Wallace are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small-Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Mr. Wen-Tse Tseng and Ms. Samantha S. Lau are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Christopher M. Toub, Mr. Stephen Beinhacker and Mr. James K. Pang and Ms. Lisa A. Shalett are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Investment Grade: Liquid Markets/Structured Products Investment Team. Mr. Shawn E. Keegan, Mr. Lipkee Lu, Mr. Jeffrey S. Phlegar and Mr. Raymond Wong are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein Intermediate Duration Bond Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Mr. Greg J. Wilensky, Ms. Alison M. Martier, Mr. Shawn E. Keegan, Mr. Joran Laird, Mr. Douglas J. Peebles and Mr. Jeffrey S. Phlegar are the senior most members of the team.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Trustees

The management of and investment decisions for the AllianceBernstein High Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon Distenfeld, Mr. Joel J. McKoan and Mr. Douglas J. Peebles are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, is the investment professional primarily responsible for the day-to-day management of the AllianceBernstein Inflation Protected Securities Portfolio.

The management of and investment decisions for the AllianceBernstein Global Research Growth Portfolio are made by the Global Research Growth Portfolio Oversight Group. Mr. Norman M. Fidel, Mr. Eric P. Hewitt, Dr. Steven Nussbaum, Mr, David Robinson, Ms. Jane E. Schneirov, Mr. Francis X. Suozzo, Mr Paul Vogel and Ms. Janet A. Walsh are the senior most members of the team.

The management of and investment decisions for the AllianceBernstein Global Value Portfolio are made by the Global Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the senior most members of the team.

198	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) approved the continuance of the Advisory Agreement with the Adviser in respect of each of AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, and AllianceBernstein High-Yield Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on October 30-November 1, 2007. This disclosure does not relate to AllianceBernstein Global Research Growth Portfolio, AllianceBernstein Global Value Portfolio, AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio.

Prior to approval of the continuance of the Advisory Agreement in respect of a Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee (zero) for the Portfolios was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for certain AllianceBernstein institutional clients, including registered investment companies advised by the Adviser (the “Investing Funds”). The trustees further noted that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds. However, the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Investing Funds who are shareholders of the Portfolios). The trustees noted that the current Investing Funds in the Portfolios are AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy of The AllianceBernstein Portfolios, certain of the Retirement Strategies (2000 to 2030) of AllianceBernstein Blended Style Series, Inc. and certain assets of the Rhode Island Higher Education Savings Trust (“RIHEST”).

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees or directors of most of the registered investment companies advised by the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of a Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which pays no advisory fee to the Adviser and does not reimburse expenses to the Adviser) to the Adviser for calendar year 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability

200	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolios and that the updated profitability methodology attributed revenues and expenses to the Portfolios relating to the Investing Funds and RIHEST. The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable. The trustees did not consider historical information about the profitability of the Portfolios to the Adviser for 2005 as the Portfolios did not commence operations until mid-2005. The 2005 profitability information for the AllianceBernstein Funds did not attribute profitability for the Portfolios, which pay no advisory fee to the Adviser, do not reimburse expenses to the Adviser, and were in operation for only a portion of 2005. The trustees noted, however, that they did review 2005 profitability information for the Investing Funds that are registered investment companies and had been satisfied that such profitability was not unreasonable. The trustees also considered that the Adviser bears certain costs in order to provide services to each Portfolio.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Portfolios other than the fees payable under the Advisory Agreement (none), including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Investing Funds that are registered investment companies, and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Investing Funds. The trustees noted that the Adviser is party to a program agreement with RIHEST and receives program fees for its advisory, distribution, recordkeeping and other services provided by it and its subsidiaries in connection with the CollegeBoundfund program, including its services in respect of the Portfolios. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. As discussed in more detail below, the trustees also noted that the Adviser is compensated by the Investing Funds for providing advisory services to them. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the meeting, the trustees reviewed information prepared by Lipper showing the comparative performance of each Portfolio as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared to an index, in each case for periods ended July 31, 2007 over the 1-year period and the since inception period (May 2005 inception). In reviewing the comparative performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas performance information for the Portfolios reflects their advisory fee of zero.

AllianceBernstein Short Duration Bond Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe in the 1-year period and 4th quintile of the Performance Group and 5th quintile of the Performance Universe in the since inception period and that the Portfolio outperformed the Merrill Lynch 1-3 Year Treasury Index in both periods reviewed. Based on their review, and noting the recent inception date of the Portfolio, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Intermediate Duration Bond Portfolio

The trustees noted that the Portfolio was in the 4th quintile of the Performance Group and Performance Universe in both periods reviewed, and that the Portfolio underperformed the Lehman Brothers Aggregate Bond Index (the “Index”) in the 1-year period and outperformed the Index in the since inception period. Based on their review, and noting the recent inception date of the Portfolio, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Inflation Protected Securities Portfolio

The trustees noted that the Portfolio was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe in the 1-year period and 1st quintile of the Performance Group and Performance Universe in the since inception period, and that the Portfolio underperformed the Lehman 1-10 Year TIPS Index (the “Index”) in the 1-year period and outperformed the Index in the since inception period. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein High Yield Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and Performance Universe in both periods reviewed, and that the

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio underperformed the Lehman Brothers U.S. High Yield 2% Issuer Cap Index in both periods reviewed. Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser, the trustees retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s investment performance was understandable. The trustees informed the Adviser that they planned to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The trustees also reviewed certain information showing the fees paid to the Adviser by the Investing Funds. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted that because each Portfolio is designed as a vehicle in which the Investing Funds can invest their assets, the fee arrangements in the Advisory Agreement are unusual in that no advisory fee is payable by the Portfolios. However, the trustees noted that the Adviser is indirectly compensated for its services to the Portfolios by the Investing Funds. The trustees noted that the Investing Funds pay the Adviser advisory fees pursuant to advisory agreements with the Adviser (program agreement in the case of RIHEST) and that a portion of the fees paid by the Investing Funds to the Adviser may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission Staff and to the Trust’s former counsel that the implied fee rate is the same for all the institutional investors in the Portfolios (e.g., the Investing Funds). The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rate and had made certain observations in that regard.

In considering the fee arrangements in respect of each Portfolio (including the payments to the Adviser by the Investing Funds), the trustees took into account the complexity of investment management for the Portfolios relative to other types of funds. The trustees evaluated the process of investing in each of the Portfolios as compared to investments in other types of securities. Based on their review, the trustees concluded that the advisory arrangements for the Portfolio, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolios. For this purpose, the trustees reviewed the Adviser’s Form ADV and the evaluation from the Trust’s

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Senior Officer disclosing the institutional fee schedules for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolios. The trustees noted that application of such fee schedules to the level of assets of a Portfolio pursuing a substantially similar investment style would result in a fee rate that would be higher than the rate paid by each Portfolio pursuant to the Advisory Agreement (zero). The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The trustees also reviewed information that indicated that in the case of AllianceBernstein Intermediate Duration Bond Portfolio, the Adviser sub-advises a registered investment company with a similar investment style as the Portfolio at a higher fee schedule than the Portfolio.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered information provided by the Trust’s Senior Officer based on information provided by Lipper showing the total non-advisory expense ratio of each Portfolio compared to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. In light of the zero advisory fee payable by each Portfolio, the Senior Officer concluded that comparative information about non-advisory expenses would be more useful than information about total expenses. Lipper described an Expense Group as a representative sample of funds comparable to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year non-advisory expense ratio. The trustees recognized that the non-advisory expense ratio information for the Portfolios potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolios by others. The trustees took note that it was likely that the non-advisory expense ratios of some funds in each Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein Short Duration Bond Portfolio

The trustees noted that the Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

AllianceBernstein Intermediate Duration Bond Portfolio

The trustees noted that the Portfolio’s total non-advisory expense ratio was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein Inflation Protected Securities Portfolio

The trustees noted that the Portfolio’s total non-advisory expense ratio was higher than the Expense Group median and lower than the Expense Universe median. The trustees concluded that the Portfolio’s non-advisory expense ratio was satisfactory.

AllianceBernstein High Yield Portfolio

The trustees noted that the Portfolio’s total non-advisory expense ratio was higher than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s non-advisory expense ratio was acceptable.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Investing Funds that are registered investment companies incorporate breakpoints.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

THE FOLLOWING SENIOR OFFICER’S FEE SUMMARIES ARE NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENT

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

U.S. Value Portfolio

U.S. Large Cap Growth Portfolio

Global Real Estate Investment Portfolio

International Value Portfolio

International Growth Portfolio

Small-Mid Cap Value Portfolio

Small-Mid Cap Growth Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Trustees on May 1-3, 2007.

2	Future references to the Portfolios do not include “AllianceBernstein.” The Portfolios of the Trust that are not discussed in this evaluation are Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio, High Yield Portfolio, Global Research Growth Portfolio, and Global Value Portfolio.

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;
4.	Profit margins of the Adviser and its affiliates from supplying such services;
5.	Possible economies of scale as the Portfolios grow larger; and
6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent-related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc. – AllianceBernstein Retirement Strategies (“Retirement Strategies”)3, certain series of The AllianceBernstein Portfolios – AllianceBernstein Wealth Strategies (“Wealth Strategies”)4, AllianceBernstein Blended Style Series, Inc. – U.S. Large Cap Portfolio (“U.S. Large Cap Portfolio”) and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60% Greater than 60% and less than 80% Equal to or greater than 80%	0.55 0.60 0.65	% % %

3	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy and AllianceBernstein 2045 Retirement Strategy. Future references to the Retirement Strategies do not include “AllianceBernstein.”

4	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Wealth Preservation Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

Net Asset Level	Discount
Assets equal to or less than $2.5 billion Assets greater than $2.5 billion and less than $5 billion Assets greater than $5 billion	n/a 10 basis points 15 basis points

For example, a Retirement Strategy that invests less than 60% of its net assets in equities will pay 0.55% for its first $2.5 billion in net assets, 0.45% for its net assets greater than $2.5 billion and equal to or less than $5 billion and 0.40% for its net assets in excess of $5 billion. The advisory fee that is currently charged by the Adviser for each Retirement Strategy’s first $2.5 billion in net assets based on the aforesaid fee schedule is as follows:

Retirement Strategy	Advisory Fee Based on % of Average Daily Net Assets
2000 Retirement Strategy	0.55%
2005 Retirement Strategy	0.55%
2010 Retirement Strategy	0.60%
2015 Retirement Strategy	0.60%
2020 Retirement Strategy	0.65%
2025 Retirement Strategy	0.65%
2030 Retirement Strategy	0.65%
2035 Retirement Strategy	0.65%
2040 Retirement Strategy	0.65%
2045 Retirement Strategy	0.65%

AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio, The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies

U.S. Large Cap Portfolio and the Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
U.S. Large Cap Portfolio	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

Wealth Appreciation Strategy	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Wealth Preservation Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

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CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of November 30, 2006.

Portfolios	Total Expense Ratio[5]
Age-Based Education Strategies
Age-Based Aggressive 2005-2007	0.94%
Age-Based Aggressive 2002-2004	0.94%
Age-Based Aggressive 1999-2001	0.90%
Age-Based Aggressive 1996-1998	0.86%
Age-Based Aggressive 1993-1995	0.82%
Age-Based Aggressive 1990-1992	0.78%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2005-2007	0.92%
Age-Based 2002-2004	0.88%
Age-Based 1999-2001	0.84%
Age-Based 1996-1998	0.80%
Age-Based 1993-1995	0.78%
Age-Based 1990-1992	0.76%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Preservation	0.72%

5	The total expense ratios do not include an annual distribution fee of 0.25% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Set forth below are the most recent fiscal year and total expense ratios of the Portfolios. It should be noted that from inception of the Portfolios through August 31, 2006, except for U.S. Value Portfolio and U.S. Large Cap Growth Portfolio, the Adviser voluntarily agreed to limit total operating expenses of the Portfolios to ensure that their total expense ratios not exceed 15 basis points. During the most recently completed fiscal year, none of the Portfolios operated above its expense cap. For the current fiscal year those expense limitations are no longer in effect. Set forth below are the most recent fiscal year end and semi-annual total expense ratios of the Portfolios:

Portfolio	Fiscal Year End	Total Expense Ratio
		(08/31/06)	(02/28/07)[6]
U.S. Value Portfolio	August 31	0.04%	0.02%
U.S. Large Cap Growth Portfolio	August 31	0.04%	0.02%
Global Real Estate Investment Portfolio	August 31	0.09%	0.05%
International Value Portfolio	August 31	0.10%	0.07%
International Growth Portfolio	August 31	0.11%	0.07%
Small-Mid Cap Value Portfolio	August 31	0.07%	0.05%
Small-Mid Cap Growth Portfolio	August 31	0.07%	0.05%

I.    ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although a portion of the administrative expense of certain Institutional Clients that are investment companies are reimbursed by the Adviser to those Institutional Clients. It should be noted that those reimbursement agreements do not exist with

6	Annualized for the six months ended February 28, 2007.

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

respect to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts that have investment styles substantially similar to those of the Portfolios.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of certain of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to those Portfolios based on February 28, 2007 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.

Portfolio	Portfolio Net Assets 02/28/07 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee	Portfolio Advisory Fee
U.S. Value Portfolio	$2,233.6	Diversified Value Schedule 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $2 m	0.263%	0.000%

U.S. Large Cap Growth Portfolio	$2,194.5	U.S. Large Cap Growth Schedule 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $10 m	0.265%	0.000%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

Portfolio	Portfolio Net Assets 02/28/07 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee	Portfolio Advisory Fee
Global Real Estate Investment Portfolio[8]	$1,067.9	Domestic REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $10m	0.507%[9]	0.000%

International Value Portfolio	$1,198.3	International Strategic Value Schedule 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum Account Size: $25m	0.517%	0.000%

International Growth Portfolio	$1,102.5	International Large Cap Growth Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25 m	0.416%	0.000%

Small-Mid Cap Value Portfolio	$566.5	Small & Mid Cap Value Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $10m	0.585%	0.000%

Small-Mid Cap Growth Portfolio	$552.5	SMID Cap Growth Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $10m	0.586%	0.000%

8	It should be noted that the Portfolio’s investment guidelines are not as restrictive as that of the institutional strategy. The Portfolio may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

9	Assumes 50 bp on the balance.

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the New York State Attorney General and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. The Adviser charges the following fees for these funds:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	Effective ABMF/AVPS Adv. Fee
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

Global Real Estate Investment Portfolio	Global Real Estate Fund, Inc. AVPS Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

Small-Mid Cap Value Portfolio	Small/Mid Cap Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

Small-Mid Cap Growth Portfolio	Cap Fund, Inc.—Small/Mid Cap Growth Portfolio AVPS Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as certain of the Portfolios:

Portfolio	Luxembourg Fund	Fee[10]
U.S. Value Portfolio	American Value Portfolio Class A Class I (Institutional)	1.50% 0.70%

International Value Portfolio	Global Value Portfolio Class A Class I (Institutional)	1.50% 0.70%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as certain of the Portfolios are as follows:

Portfolio	ACITM Mutual Fund	Fee[11]
U.S. Large Cap Growth Portfolio	Alliance American Premier Growth – Hedged /Non-Hedged	0.95%

	Alliance American Premier Growth F / FB / FVA[12]	0.70%

International Value Portfolio	Alliance International Diversified Value[12]	0.10%[13]

	AllianceBernstein International Value Equity A	0.30%[14]

	AllianceBernstein Kokusai Value Stock[12]	0.70%

	Bernstein Kokusai Strategic Value[12]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

11	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 6, 2007 by Reuters was ¥116.62 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $8.6 million.

12	This ACITM fund is privately placed or institutional.

13	In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first ¥2.5 billion, 0.375% for the next ¥2.5 billion, 0.3275% for the next ¥2.5 billion, 0.28% for the next ¥10 billion and 0.185% thereafter.

14	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships.

Portfolio	Sub-advised Fund	Fee Schedule[15]
U.S. Value Portfolio	Client # 1	0.25% on 1st $500 million 0.20% thereafter

	Client # 2[16]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% thereafter

	Client # 3	0.23% on 1st $300 million 0.20% thereafter

	Client # 4	0.35% on 1st $200 million 0.30% thereafter

	Client # 5	0.60% on 1st $10 million 0.50% on next $15 million 0.40% on next $25 million 0.30% on next $50 million 0.25% on next $50 million 0.225% on next $50 million 0.20% thereafter

	Client # 6	0.27% on 1st $300 million 0.16% on next $700 million 0.13% thereafter

	Client # 7	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[17]

	Client # 8	0.35%

	Client # 9	0.20%

15	The advisory fees for each sub-advised account are based on the percentage of the sub-advised account’s net assets, not an aggregation of any of the sub-advised accounts shown.

16	This is a fee schedule of a fund managed by an affiliate of the Adviser.

17	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Russell 1000 Value Index, over a cumulative 36-month period.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

Portfolio	Sub-advised Fund	Fee Schedule[15]
Client # 10

0.60% on 1st $10 million

0.50% on next $15 million

0.40% on next $25 million

0.30% on next $50 million

0.25% on next $50 million

0.225% on next $50 million

0.20% on next $50 million

0.175% on next $50 million

0.150% thereafter

U.S. Large Cap Growth Portfolio	Client # 11[16]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client # 12	0.35% on 1st $50 million 0.30% on next $100 million 0.25% thereafter

	Client # 13	0.40% on first $300 million 0.37% on next $300 million 0.35% on next $300 million 0.32% on next $600 million 0.25% thereafter

	Client # 14	0.35%

International Value Portfolio	Client # 15	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter

	Client # 16[16]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

	Client # 17	0.70% on 1st $25 million 0.45% on next $25 million 0.35% on next $200 million 0.33% thereafter

	Client # 18	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter

	Client # 19	0.55% on 1st $150 million 0.50% on next $150 million 0.20% thereafter

	Client # 20	0.55% on 1st $150 million 0.40% thereafter

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio	Sub-advised Fund	Fee Schedule[15]
	Client # 21	0.50%

	Client # 22	0.30%

	Client # 23	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[18]

	Client # 24	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter

U.S. Small Cap-Mid Value Portfolio	Client # 25	0.50% on 1st $250 million 0.45% thereafter

	Client # 26	0.72% on 1st $25 million 0.54% on next $250 million 0.50% thereafter

	Client # 27	0.80% on 1st $25 million 0.60% thereafter

U.S. Small Cap-Mid Growth Portfolio	Client # 28[16]	0.30%

	Client # 29[16]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

In the Pooling Portfolios’ Senior Officer’s Evaluation of the Investment Advisory Agreement, which the Trustees of the Trust reviewed, the Senior Officer mentioned previous evaluations that were written for the Retirement Strategies, Wealth Strategies and U.S. Large Cap Portfolio. In those evaluations, the Senior

18	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US), over a 60 month rolling period.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	217

Officer concluded that the investment advisory agreement for those Institutional Clients were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.19 Lipper’s analysis included the Portfolios’ rankings20 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).21

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, asset (size) comparability, load type,22 expense components

19	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

20	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

21	Note that there are limitations on expense category data because different funds categorize expenses differently.

22	Lipper excluded institutional classes or funds that had a 12b-1 or non 12b-1 service fee for this evaluation in order for the Portfolios’ EUs to not include multiple classes of the same funds. As a result, the EUs in this evaluation are much smaller in size compared to the evaluation dated January 23, 2007.

218	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.23

With respect to International Value Portfolio and International Growth Portfolio, each of those Portfolios’ original EGs had an insufficient number of comparable peers. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded each of those Portfolios’ EGs to include peers that have a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of those Portfolios, under Lipper’s standard guidelines, each of the Portfolios’ EUs was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.24 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)[25]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Value Portfolio	0.039	0.043	6/14	0.082	9/49

U.S. Large Cap Growth Portfolio	0.042	0.041	10/17	0.085	29/110

Global Real Estate Investment Portfolio[26]	0.089	0.229	1/6	N/A	N/A

International Value Portfolio[27]	0.101	0.117	6/16	0.170	15/57

International Growth Portfolio[28]	0.111	0.089	8/12	0.130	19/46

Small-Mid Cap Value Portfolio	0.072	0.070	10/17	0.069	23/42

Small-Mid Cap Growth Portfolio	0.073	0.081	4/19	0.098	31/92

23	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

24	It should be noted that the expansion such Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

25	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

26	It should be noted that there was a significant change in the criteria used to select the Portfolio’s EG peers compared to the Portfolio’s EG peers selected to the Portfolio’s EG in the evaluation dated January 23, 2007. The peers that Lipper selected for this evaluation are more “global” compared to the primarily domestic peers that Lipper had selected previously. Lipper was not able to provide EU information due to the limited number of comparably global real estate funds.

27	The Portfolio’s EG includes the Portfolio, nine other International Multi-Cap Value funds (“IMLV”) and six International Large-Cap Growth funds (“ILCC”). The Portfolio’s EG includes the Portfolio and all other institutional funds of IMLV and ILCC, excluding outliers.

28	The Portfolio’s EG includes the Portfolio, four other International Large Cap Growth funds (“ILCG”) and seven International Multi-Cap Growth funds (“IMLG”). The Portfolio’s EG includes the Portfolio and all other institutional funds of ILCG and IMLG, excluding outliers.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	219

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant.

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, and paid commissions during the Portfolios’ recent fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolios is comparable to the profitability of SCB’s dealings with other similar third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less

220	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

The information in the table below shows the 1 year and since inception29 gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)30 for the periods ended December 31, 2006.31

Pooling Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
U.S. Value Portfolio
1 year	22.69	18.29	19.80	1/14	9/81
Since Inception	18.03	16.43	18.32	6/14	43/73

U.S. Large Cap Growth Portfolio
1 year	1.36	6.74	7.16	16/17	119/139
Since Inception	11.34	9.23	10.02	4/16	34/126

Global Real Estate Investment Portfolio
1 year	43.77	43.44	N/A	3/6	N/A
Since Inception	34.54	37.34	N/A	4/5	N/A

International Value Portfolio
1 year	36.98	29.56	30.33	1/10	1/27
Since Inception	37.43	30.89	30.16	1/9	1/23

29	It should be noted that the underlying data with regards to Lipper’s inception date performance return calculation only covers the period from the nearest month end after inception date through the period end date. In contrast to Lipper, the Adviser calculates the Portfolios’ performance using data that includes the partial month (May 20, 2005 through November 30, 2006). Note that the since inception gross performance return calculated by Lipper for U.S. Large Cap Growth Portfolio is less than the net performance return calculated by the Adviser on page 24. Normally, gross performance returns are higher than net performance returns.

30	A Portfolio’s PG and PU may not be identical to its respective EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU. In particular, PGs and PUs only include funds of the same Lipper investment classification/objective as the Portfolios, in contrast to certain of the Portfolios’ EGs and EUs, which may include funds of similar but not the same investment classification/objective.

31	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	221

Pooling Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
International Growth Portfolio
1 year	18.45	23.87	24.80	5/5	14/14
Since Inception	23.51	28.96	28.95	5/5	12/12

Small-Mid Cap Value Portfolio
1 year	15.25	18.57	17.76	14/17	41/53
Since Inception	14.49	19.10	17.62	15/15	40/42

Small-Mid Cap Growth Portfolio
1 year	9.12	9.81	10.17	12/19	63/111
Since Inception	18.23	13.81	14.41	5/18	20/97

Set forth below are the 1 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.32

	Periods Ending December 31, 2006 Annualized Performance (%)
	1 Year	Since Inception[33]
U.S. Value Portfolio	22.65	17.88
Russell 1000 Value Index	22.25	18.03

U.S. Large Cap Growth Portfolio	1.32	12.01
Russell 1000 Growth Index	9.07	10.07

Global Real Estate Investment Portfolio	43.64	33.69
FTSE / NAREIT Equity Index	42.36	36.75

International Value Portfolio	36.85	36.23
MSCI EAFE Value Index	30.38	30.30

International Growth Portfolio	18.32	22.39
MSCI EAFE Growth Index	22.33	24.87

Small-Mid Cap Value Portfolio	15.17	14.09
Russell 2500 Value Index	20.18	18.14

Small-Mid Cap Growth Portfolio	9.04	18.04
Russell 2500 Growth Index	12.26	15.60

32	The Adviser provided Portfolio and benchmark performance return information for periods through December 31, 2006.

33	The underlying data, which the Adviser used to calculate since inception performance returns for the Portfolios, covers the period from the Portfolios’ inception date, May 20, 2005, through December 31, 2006. On the other hand, the underlying data, which the Adviser used to calculate performance returns for the Portfolios’ benchmarks, covers the period from the nearest month end after the Portfolios’ inception date, May 31, 2005, through December 31, 2006.

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CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	223

THE FOLLOWING SENIOR OFFICER’S FEE SUMMARIES ARE NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENT

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust”) in respect of AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio (each a “Portfolio” and collectively the “Portfolios”), prepared by Philip L. Kirstein, the Trust’s Senior Officer, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General.2 It should be noted that both of these Portfolios have not yet commenced operations. The Senior Officer’s evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed by the Adviser which was provided to the trustees in connection with their review of the proposed initial approvals of the investment advisory agreement as applicable to the Portfolios.

The Trust is designed to facilitate a “blended style” investment approach, which represents a variety of asset classes and investment styles.3 The Trust is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The Portfolios will not pay a fee to the Adviser or its affiliates for advisory, transfer agency and distribution related services. The Adviser and its affiliates, including the transfer agent and principal underwriter of the Trust, will be indirectly compensated for their services to the Portfolios by the fees that they will receive for their services rendered to the investment companies and certain other large institutional accounts that invest in the Portfolios.

1	It should be noted that the information in the fee summary was completed on April 24, 2006 and presented to the Board of Trustees on May 2, 2006 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser.

2	Future references to the Portfolios do not include “AllianceBernstein.”

3	The other Pooling Portfolios that are not discussed in this evaluation are U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High-Yield Portfolio.

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The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

ADVISORY FEES AND EXPENSE CAPS & RATIOS

The Portfolios will not pay a fee to the Adviser for advisory services. However, the Adviser will be indirectly compensated for its services to the Portfolios by institutional clients (initially, a series of AllianceBernstein Blended Style Series, Inc.) that invest in the Portfolios. The Adviser expects that establishing the components of this service as Pooling Portfolios will enable the Adviser to make the service more widely available to other institutional investors. Set forth below is the proposed advisory fee schedule of the series of AllianceBernstein Blended Style Series, Inc. that will initially invest in the Portfolios:

Fund	Advisory Fee Based on % of Average Daily Net Assets
AllianceBernstein Blended Style Series, Inc.—Global Blend Portfolio	First $2.5 billion	0.75%
	Next $2.5 billion	0.65%
	Excess of $5 billion	0.60%

The Adviser has agreed to reimburse the Portfolios, if the Portfolios’ total operating expense ratios exceed the expense caps set forth below for the Portfolios. The waiver extends until August 31, 2007 and will automatically extend for additional one-year terms unless terminated by the Adviser upon at least 60 days written notice prior to the termination date of the undertaking.

Portfolio	Expense Cap
Global Research Growth Portfolio	0.15%
Global Value Portfolio	0.15%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	225

institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services that will be provided by the Adviser to the Portfolios that are not provided to non-investment company clients will include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Trust’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios will be more costly than those for institutional assets due to the greater complexities and time required for investment companies. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts that have substantially similar investment styles as the Portfolios. In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios.

Portfolio	Assumed Initial Net Assets ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Adv. Fee
Global Research Growth Portfolio	$50.0	Global Research Growth Schedule 80 bp on 1st $25 m 60 bp on next $25 m 50 bp on next $50 m 40 bp on the balance Minimum account size: $50m	0.700%

Global Value Portfolio	$50.0	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum account size: $25m	0.700%

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The Adviser also manages the AllianceBernstein Mutual Funds. Certain of the AllianceBernstein Mutual Funds have substantially similar investment styles as the Portfolios and their fee schedules are as follows:

Portfolio	AllianceBernstein Mutual Fund	Fee
Global Research Growth Portfolio	AllianceBernstein Global Research Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance

Global Value Portfolio	AllianceBernstein Trust—Global Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Global Research Growth Portfolio. The following table shows the fee schedule of such AVPS portfolio:

Portfolio	AVPS Portfolio	Fee Schedule
Global Research Growth Portfolio	Global Research Growth	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following “all-in” fees for Global Value and Global Growth, which have somewhat similar investment strategies as the Portfolios:

Fund	Fee[4]
Global Value	1.50%
Global Growth	1.70%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolios.

4	The “all-in” fees shown are for the Class A shares of Global Value and Global Growth. Each fund’s “all-in” fee includes a fee for investment advisory services and a separate fee for distribution related services.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	227

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

As previously mentioned, the Adviser will not be directly paid an advisory fee by the Portfolios. However, the Adviser will be compensated for its services by investment companies and other large institutional accounts advised by the Adviser that invest in the Portfolios.5

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser analyzed the total expense ratios of the Portfolios in comparison to the Portfolios’ Lipper Expense Groups6 and Lipper Expense Universes.7 Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

Portfolio	Expense Ratio (%)	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Research Growth Portfolio[8]	0.150	0.298	2/12	0.195	65/169
Global Value Portfolio[8]	0.150	0.226	3/14	0.112	67/125

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

See discussion below in Section IV.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Since the Portfolios have not yet commenced operations, there is no information regarding the Adviser’s profitability for the services that the Adviser will provide to the Portfolios. It should be noted that a consultant was retained by the Senior

5	However, it would be worth noting the Lipper advisory fee comparisons of similar funds, such as AllianceBernstein Global Research Growth Fund, Inc. and AllianceBernstein Trust—Global Value Fund, which the Adviser manages and charges an advisory fee levied in the “normal” manner. See the Summary of Senior Officer’s Evaluation of Investment Advisory Agreement for these AllianceBernstein Mutual Funds.

6	Lipper uses the following criteria in screening funds to be included in each Portfolio’s expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

7	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

8	Since the Portfolio does not charge an advisory fee, the Portfolio’s anticipated total expense ratio is compared to the non-management fee ratio, which excludes management fees, 12b-1 fees and non 12b-1 service fees, of other peers that charge an advisory fee of the Lipper Expense Group.

228	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, will allow the Adviser’s management and the Trustees to receive consistent presentations of financial results and profitability although the two profitability reporting systems operate independently. Since the Portfolios will not be charged a fee for advisory, transfer agency and distribution related services, no direct profit will be earned by the Advisor and its affiliates for these services.

The Adviser will profit indirectly from the Portfolios through the fees that it will receive from the institutional clients that invest in the Portfolios. Indirect profits include profits from managing the assets of institutional clients and the provision by affiliates of transfer agency and distribution related services.

The Adviser will profit directly from commissions generated from any brokerage transaction effected by the Portfolios through the Adviser’s affiliates, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and Sanford C. Bernstein Limited (“SCB Ltd.”) in the U.K., collectively “SCB.” The Adviser represented that SCB’s profitability from business conducted with the Portfolios will be comparable to the profitability of SCB’s dealings with other comparable third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, which will include the Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolios and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolios will not be charged an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that the breakpoints in the fee schedules of the institutional clients of the Adviser that are invested in the Portfolios reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	229

fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund’s assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $617 billion as of March 31, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Portfolios.

Since there is no historical performance information for the Portfolios it is worth considering the performance information of funds managed by the Adviser that have substantially similar investment styles as the Portfolios. The following table shows the 1 and 3 year performance rankings of AllianceBernstein Global Research Growth Fund, Inc. and AllianceBernstein Trust—Global Value Fund, whose investment styles are substantially similar to the Portfolios, relative to these fund’s Lipper Performance Groups and Lipper Performance Universes for the periods ended December 31, 2005.9

AllianceBernstein Global Research Growth Fund, Inc.	Group	Universe
1 year	1/4	3/12
3 year	1/4	1/10

AllianceBernstein Trust—Global Value Fund	Group	Universe
1 year	2/4	5/11
3 year	2/4	4/9

9	The performance rankings are for the Class A shares of the AllianceBernstein Mutual Funds.

230	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Set forth below are the 1, 3 year and since inception performance returns of the two funds managed by the Adviser that have substantially similar investment styles as the Portfolios for the periods ending December 31, 2005:10

	Periods Ending December 31, 2005 Annualized Performance
Fund	1 Year	3 Year	Since Inception
AllianceBernstein Global Research Growth Fund, Inc.	15.82	20.41	16.90
MSCI World Index (Net)	9.49	18.69	14.84
MSCI World Growth (Net)	9.41	15.83	12.65

AllianceBernstein Trust—Global Value Fund	14.57	22.26	9.25
MSCI World Index (Net)	9.49	18.69	5.30

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 7, 2006

10	The performance returns for the Class A shares of the AllianceBernstein Mutual Funds were provided by the Adviser.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	231

THE FOLLOWING SENIOR OFFICER’S FEE SUMMARIES ARE NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENT

SUMMARY OF SENIOR OFFICER’S EVALUATION OF

INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) with respect to the following Portfolios:2

Short Duration Bond Portfolio

Intermediate Duration Bond Portfolio

Inflation Protected Securities Portfolio

High-Yield Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Portfolios do not include “AllianceBernstein.”

232	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent-related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include certain series of the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”)3, The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”)4 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60% Greater than 60% and less than 80% Equal to or greater than 80%	0.55 0.60 0.65	% % %

Net Asset Level	Discount
Assets equal to or less than $2.5 billion Assets greater than $2.5 billion and less than $5 billion Assets greater than $5 billion	n/a 10 basis points 15 basis points

3	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy and AllianceBernstein 2030 Retirement Strategy. Future references to the Retirement Strategies do not include “AllianceBernstein.”

4	Includes AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	233

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
2020, 2025, 2030	0.65%	0.55%	0.50%
2010, 2015	0.60%	0.50%	0.45%
2000, 2005	0.55%	0.45%	0.40%

The AllianceBernstein Portfolios — Balanced Wealth Strategy and Wealth Preservation Strategy

The Adviser charges Balanced Wealth Strategy and Wealth Preservation Strategy an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Wealth Preservation Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

234	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of August 31, 2007:

Portfolios	Total Expense Ratio[5]
Age-Based Education Strategies
Age-Based Aggressive 2002-2004	0.94%
Age-Based Aggressive 1999-2001	0.90%
Age-Based Aggressive 1996-1998	0.86%
Age-Based Aggressive 1993-1995	0.82%
Age-Based Aggressive 1990-1992	0.78%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2005-2007	0.92%
Age-Based 2002-2004	0.88%
Age-Based 1999-2001	0.84%
Age-Based 1996-1998	0.80%
Age-Based 1993-1995	0.78%
Age-Based 1990-1992	0.76%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Balanced	0.80%
Preservation	0.72%

5	The total expense ratios do not include an annual distribution fee of 0.25% payable to ABI, the program distributor, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	235

The Portfolios’ net assets as of September 30, 2007 are as follows:

Portfolio	Net Assets ($MM)
Short Duration Bond Portfolio	$1,286.0
Intermediate Duration Bond Portfolio	$1,632.1
Inflation Protected Securities Portfolio	$653.0
High-Yield Portfolio	$513.3

Set forth below are the total expense ratios of the Portfolios. It should be noted that from inception of the Portfolios, the Adviser voluntarily agreed to limit total operating expenses of the Portfolios to ensure that their total expense ratios not exceed 15 basis points. During the most recently completed fiscal year, none of the Portfolios operated above their expense caps. For the current fiscal year those expense limitations are no longer in effect. Set forth below are the most recent fiscal year end and semi-annual total expense ratios of the Portfolios:

Portfolio	Fiscal Year End	Total Expense Ratio (%)
		(02/28/07)[6]	(08/31/07)
Short Duration Bond Portfolio	August 31	0.03%	0.02%

Intermediate Duration Bond Portfolio	August 31	0.04%	0.04%

Inflation Protected Securities Portfolio	August 31	0.04%	0.04%

High-Yield Portfolio	August 31	0.07%	0.06%

I.    ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional client accounts due to the greater complexities

6	Annualized for the six months ended February 28, 2007.

236	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

and time required for investment companies, although a portion of the administrative expense of certain Institutional Clients that are investment companies are reimbursed by the Adviser to those Institutional Clients. It should be noted that those reimbursement agreements do not exist with respect to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts that have investment styles substantially similar to those of the Portfolios.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of certain of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to those Portfolios based on September 30, 2007 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.

Portfolio	Portfolio Net Assets 09/30/07 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Short Duration Bond Portfolio	$1,286.0	Short Duration Institutional 40 bp on 1st $20 million 25 bp on next $80 million 20 bp on next $100 million 15 bp on the balance Minimum Account Size: $25m	0.164%

Intermediate Duration Bond Portfolio	$1,632.1	U.S. Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.206%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	237

Portfolio	Portfolio Net Assets 09/30/07 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
Inflation Protected Securities Portfolio[8]	$653.0	U.S. TIPS Strategy 20 bp on 1st $10 million 15 bp on next $80 million 10 bp on the balance Minimum Account Size: $25m	0.108%

High-Yield Portfolio	$513.3	High Yield 65 bp on 1st $30 million 35 bp on the balance Minimum Account Size: $25m	0.368%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the New York State Attorney General and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. The Adviser charges the following fees for these funds:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
Intermediate Duration Bond Portfolio[9]	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%

High-Yield Portfolio	High Yield Fund, Inc. AVPS High Yield Portfolio	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.500%

8	It should be noted that the Portfolio’s investment guidelines are not as restrictive as that of the institutional strategy. The Portfolio may not invest in non-Treasury inflation-protected securities, in contrast to the institutional strategy, which invests primarily in U.S. Treasury inflation-protected securities.

9	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB”), an open-end mutual fund that has a similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter. SCB II has an expense cap of 0.45% which effectively reduces the advisory fee.

238	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several portfolios of SCB Fund have a somewhat similar investment style as certain of the Portfolios and their advisory fee schedules are set forth below. Also presented in the table below are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2007 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee
Short Duration Bond Portfolio	Short Duration Plus Portfolio[10]	50 bp on 1st $250 million 45 bp on next $500 million 40 bp thereafter	0.439%

Intermediate Duration Bond Portfolio	Intermediate Duration Portfolio[11]	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.481%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as High Yield Portfolio is set forth below:

Portfolio	ACITM Mutual Fund	ACITM Fee
High-Yield Portfolio	High Yield Open Fund	1.00%

10	The SCB Fund Board approved an additional breakpoint of 45 basis points on first $750 million, 40 basis points in excess of $750 million on October 26, 2007. The Directors of the Portfolio were advised of this change on October 30, 2007.

11	The SCB Fund Board approved an additional breakpoint of 30 basis points in excess of $7 billion on October 26, 2007. The Directors of the Portfolio were advised of this change on October 30, 2007.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	239

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the following sub-advisory relationship. Also shown is what would have been the advisory fee of Intermediate Duration Bond Portfolio had the advisory fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2007 net assets:

Portfolio		Fee Schedule	Sub-advised Effective Fee
Intermediate Duration Bond Portfolio	Client # 1	0.30% on first $500 million 0.25% on next $500 million 0.20% on next $500 million 0.15% on next $1.5 billion 0.12% thereafter	0.242%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

In the Pooling Portfolios’ Senior Officer’s Evaluation of the Investment Advisory Agreement, which the Trustees of the Trust reviewed, the Senior Officer described previous evaluations that were written for the Retirement Strategies and Wealth Strategies. In those evaluations, the Senior Officer concluded that the investment advisory agreement for those Institutional Clients were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas)

240	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.12 Lipper’s analysis included the Portfolios’ rankings13 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, asset (size) comparability, load type, expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.15 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)	Lipper Group Median (%)[16]	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Short Duration Bond Portfolio	0.046	0.048	4/11	0.089	5/35

Intermediate Duration Bond Portfolio	0.058	0.065	8/17	0.071	37/93

Inflation Protected Securities Portfolio	0.068	0.063	7/10	0.097	9/20

High-Yield Portfolio	0.095	0.092	11/18	0.082	42/71

12	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.
13	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.
14	Note that there are limitations on expense category data because different funds categorize expenses differently.
15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.
16	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	241

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability.

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolios do not pay the Adviser an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli 18 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

242	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $813 billion as of September 30, 2007, the Adviser has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios.

The information in the table below shows the 1 year and since inception19 gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended July 31, 2007.21

Pooling Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Bond Portfolio
1 year	5.37	5.51	5.66	9/11	37/47
Since Inception	3.98	4.28	4.35	8/11	35/42

Intermediate Duration Bond Portfolio
1 year	5.39	5.89	5.73	13/17	87/117
Since Inception	3.32	3.47	3.50	10/16	71/106

Inflation Protected Securities Portfolio
1 year	4.63	4.60	4.68	4/10	15/27
Since Inception	2.90	2.38	2.38	1/10	5/26

High-Yield Portfolio
1 year	6.05	6.96	7.47	15/18	70/81
Since Inception	5.61	7.07	7.42	15/17	65/71

19	Inception gross performance returns, provided by Lipper, are for the periods from the nearest month-end after each Portfolio’s inception date through July 31, 2007. In contrast to Lipper, the Adviser calculates the Portfolios’ inception net performance using data that includes the partial month (May 20, 2005 through May 31, 2005). Note that the Lipper inception gross performance returns for all the fixed income Pooling Portfolios except for Short Duration Bond Portfolio are lower than the Adviser’s inception net performance returns. Normally, gross performance returns are higher than net performance returns.
20	A Portfolio’s PU may not be identical to its EU as the criteria for including/excluding a fund in/from a PU is somewhat different from that of an EU.
21	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	243

Set forth below are the 1 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.22

	Periods Ending July 31, 2007 Annualized Performance (%)
	1 Year	Since Inception[23]
Short Duration Bond Portfolio	5.32	3.97
Merrill Lynch 1-3 Yr. Treasury Index	5.26	3.69
Inception Date: May 20, 2005

Intermediate Duration Bond Portfolio	5.33	3.63
Lehman Brothers Aggregate Bond Index	5.58	3.05
Inception Date: May 20, 2005

Inflation Protected Securities Portfolio	4.56	2.97
Lehman Brothers 1-10 Yr. TIPS Index	4.65	2.92
Inception Date: May 20, 2005

High-Yield Portfolio	5.96	5.91
Lehman Brothers U.S. High Yield 2% Issuer Cap Index	6.44	6.26
Inception Date: May 20, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

22	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2007.

23	The underlying data, which the Adviser used to calculate since inception performance returns for the Portfolios, covers the period from the Portfolios’ inception date, May 20, 2005, through July 31, 2007. On the other hand, the underlying data, which the Adviser used to calculate performance returns for the Portfolios’ benchmarks, covers the period from the nearest month end after the Portfolios’ inception date, May 31, 2005, through July 31, 2007.

244	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	245

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0152-0208

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	April 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	April 25, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	April 25, 2008